                                                                   EXHIBIT 10.63











                             NOTE PURCHASE AGREEMENT

                            dated as of June 30, 1997

                                 by and between

                          SHAMAN PHARMACEUTICALS, INC.

                                       and

                                 [NAME OF BUYER]



                              --------------------



                      SENIOR SUBORDINATED CONVERTIBLE NOTE



                              --------------------


                                Placement Agent:

                          Diaz & Altschul Capital, LLC

                             NOTE PURCHASE AGREEMENT
                      SENIOR SUBORDINATED CONVERTIBLE NOTE
                          SHAMAN PHARMACEUTICALS, INC.

                                                                             Page
                                                                             ----
1.       Definitions...........................................................1

2.       Purchase And Sale.....................................................6
         (A)      Purchase.....................................................6
         (B)      Form Of Payment..............................................6
         (C)      Closing......................................................7

3.       Representations, Warranties, Covenants,
         Etc. Of The Buyer.....................................................7
         (A)      Purchase For Investment......................................7
         (B)      Accredited Investor..........................................7
         (C)      Reoffers And Resales.........................................7
         (D)      Company Reliance.............................................7
         (E)      Information Provided.........................................7
         (F)      Absence Of Approvals.........................................8
         (G)      Note Purchase Agreement......................................8
         (H)      Buyer Status.................................................8
         (I)      Short Position...............................................8

4.       REPRESENTATIONS, WARRANTIES, COVENANTS,
         ETC. OF THE COMPANY...................................................8

         (a)      Organization and Authority...................................8
         (b)      Qualifications...............................................8
         (c)      Capitalization...............................................9
         (d)      Material Losses..............................................9
         (e)      Concerning the Shares and the Common Stock...................9
         (f)      Corporate Authorization.....................................10
         (g)      Non-contravention...........................................10
         (h)      Approvals...................................................10
         (i)      Information Provided........................................11
         (j)      Conduct of Business.........................................11
         (k)      SEC Filings.................................................11
         (l)      Absence of Certain Proceedings..............................11
         (m)      Liabilities.................................................12
         (n)      Absence of Certain Changes..................................12
         (o)      Intellectual Property.......................................12
         (p)      Internal Accounting Controls................................12
         (q)      Compliance with Law.........................................12
         (r)      Properties..................................................12
         (s)      Labor Relations.............................................13
         (t)      Insurance...................................................13
         (u)      Absence of Brokers, Finders, Etc............................13
         (v)      No Solicitation.............................................13
         (w)      Certain Issuances of Securities.............................13

5.       Certain Covenants....................................................13
         (a)      Transfer Restrictions.......................................13
         (b)      Restrictive Legend..........................................14
         (c)      Transfer Agent Instructions.................................14
         (d)      Nasdaq Listing..............................................15
         (e)      Form D......................................................15
         (f)      Security Agreement..........................................15
         (g)      State Securities Laws.......................................15
         (h)      Certain Future Financings and Related Actions...............15
         (i)      Limitation on Certain Actions...............................16
         (j)      Use of Proceeds.............................................16
         (k)      Delayed Registration Payments...............................17
         (l)      Best Efforts................................................17
         (m)      Debt Obligation.............................................17
         (n)      Escrow Release..............................................17
         (o)      Stockholder Approval........................................17

6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.......................18

7.       CONDITIONS TO THE BUYER'S OBLIGATION TO
         PURCHASE.............................................................19

8.       REGISTRATION RIGHTS..................................................20
         (a)      Mandatory Registration......................................20
         (b)      Obligations of the Company..................................21
         (c)      Obligations of the Buyer and other Investors................24
         (d)      Expenses of Registration....................................25
         (e)      Indemnification.............................................25
         (f)      Contribution................................................26
         (g)      Reports under 1934 Act......................................27

9.       REPRESENTATIONS AND AGREEMENTS TO SURVIVE
         DELIVERY.............................................................27

10.      MISCELLANEOUS........................................................27
         (a)      Governing Law...............................................27
         (b)      Headings....................................................27
         (c)      Severability................................................27
         (d)      Notices.....................................................27
         (e)      Counterparts................................................28
         (f)      Entire Agreement............................................28
         (g)      Waiver......................................................28
         (h)      Amendment...................................................28
         (i)      Further Assurances..........................................28
         (j)      Assignment of Registration Rights...........................28
         (k)      Expenses....................................................29
         (l)      Termination.................................................29
         (m)      Press Release, Public Announcements, Etc....................29
         (n)      Construction................................................29

SCHEDULE

Schedule 4(c)     Options, Warrants; Antidilution Adjustments

ANNEXES

Annex I           Senior Subordinated Convertible Note
Annex II          Buyer Escrow Instructions
Annex III         Pledge and Security Agreement
Annex IV          Transfer Agent Agreement
Annex V           Opinion of the Law Offices of Brian W Pusch to be delivered to the Buyer and the Company on the Closing Date
Annex VI          Opinion of Brobeck Phleger & Harrison LLP to be delivered to the Buyer on the Closing Date
Annex VII         Opinion of Pennie & Edmonds LLP, special counsel for the Company, to be delivered to the Buyer on the Closing Date
Annex VIII        MMC/GATX Amendment

                             NOTE PURCHASE AGREEMENT

                  THIS NOTE PURCHASE AGREEMENT, dated as of June 30, 1997 (this "Agreement"), by and between SHAMAN PHARMACEUTICALS, INC., a Delaware corporation, with headquarters located at 213 East Grand Avenue, South San Francisco, California 94080 (the "Company"), and [BUYER NAME], a [Buyer area of incorporation and business type] (the "Buyer").

                              W I T N E S S E T H:

                  WHEREAS, the Buyer wishes to purchase from the Company and the Company wishes to sell to the Buyer, upon the terms and subject to the conditions of this Agreement, a promissory note of the Company having the aggregate principal amount set forth on the signature page of this Agreement and which will be convertible into shares of Common Stock (such capitalized term and all other capitalized terms used herein having the respective meanings provided herein); and

                  WHEREAS, if the Closing Date is on or before the 90th day following the execution and delivery of this Agreement, then on the Closing Date the Company and the Collateral Agent, shall execute and deliver, one to the other, a Security Agreement, in the form referred to herein which provides for the grant to the Collateral Agent of a first priority perfected security interest in certain collateral upon the terms and with the effect provided as described therein;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1.    DEFINITIONS

                  (a) As used in this Agreement, the terms "Agreement", "Buyer" and "Company" shall have the respective meanings assigned to such terms in the introductory paragraph of this Agreement.

                  (b) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

                  (c) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Affiliate" means, with respect to any person, any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the subject person. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise.

                  "Blackout Period" means the period of up to 20 consecutive days after the date the Company notifies the Investors that they are required, pursuant to Section 8(c)(4), to suspend offers and sales of Registrable Securities as a result of an event or circumstance described in

Section 8(b)(5)(A) during which period, by reason of Section 8(b)(5)(B), the Company is not required to amend the Registration Statement or to supplement the Prospectus; provided, however, that such period may be up to 30 consecutive days if the Company so elects in accordance with Section 8(b)(5)(B), subject to the limitations provided therein.

                  "Business Day" means any day other than a Saturday, Sunday or a day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

                  "Buyer Escrow Agent" means the escrow agent identified in the Buyer Escrow Instructions.

                  "Buyer Escrow Instructions" means the Buyer Escrow Instructions attached hereto as Annex II.

                  "Buyer Release Notice" means a notice given by the Buyer to the Buyer Escrow Agent stating that the conditions precedent to its obligation to purchase the Note in Section 7 have been satisfied or waived by the Buyer and that the Buyer Escrow Agent is instructed to release the Escrow Funds to the Company as provided in the Buyer Escrow Instructions.

                  "Calculation Period" means the period from and including January 28, 1998 to and including February 28, 1998.

                  "Claims" means any losses, claims, damages, liabilities or expenses (joint or several), incurred by a person or entity.

                  "Closing Date" means 12:00 noon, New York City time, on the SEC Effective Date or such other mutually agreed to time.

                  "Collateral" shall have the meaning provided in the Security Agreement.

                  "Collateral Account" shall have the meaning provided in the Security Agreement.

                  "Collateral Agent" means First Trust of California, N.A., as pledgee under the Security Agreement.

                  "Common Stock" means the Common Stock, par value $.001 per share, of the Company.

                  "Company Notice" means a notice given by the Company to both the Buyer and the Buyer Escrow Agent stating that the Registration Statement has been declared effective by the SEC.

                  "Conversion Notice" means a Notice of Conversion substantially in the form of Exhibit A to the Note.

                  "Conversion Shares" means the Shares of Common Stock issuable upon conversion of the Note.

                  "Derivative Securities" means puts, calls, options or other derivative securities in respect of the Common Stock.

                  "Event of Default" shall have the meaning provided in the Note.

                  "Execution Date" means the later of the dates this Agreement is executed and delivered by each of the parties hereto as indicated on the signature page hereof.

                  "Final Maturity Note" means the note of the Company issuable on the maturity date of the Note in the form attached as Exhibit K to Annex I hereto.

                  "Fletcher" means Fletcher International Limited, a company organized under the laws of the Cayman Islands.

                  "Fletcher Subscription Agreement" means the Subscription Agreement, dated July 25, 1996, between the Company and Fletcher.

                  "Indemnified Party" means the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act.

                  "Indemnified Person" means each Investor who holds Registrable Securities and each Investor who sells such Registrable Securities in the manner permitted under this Agreement, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act, any underwriter (as defined in the 1933 Act) acting on behalf of an Investor who participates in the offering of Registrable Securities of such Investor in accordance with the plan of distribution contained in any Prospectus, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act .

                  "Inspector" means any attorney, accountant or other agent retained by an Investor for the purposes provided in Section 8(b)(9).

                  "Interest Shares" means the shares of Common Stock issuable in payment of interest on the Note.

                  "Investor" means the Buyer and any permitted transferee or assignee who agrees to become bound by the provisions of Section 8 of this Agreement.

                  "March 1997 10-Q" means the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997.

                  "Majority Holders" shall have the meaning provided in the Note.

                  'Market Price" shall have the meaning provided in the Note.

                  "Maturity Date" shall have the meaning provided in the Note.

                  "Maximum Share Amount" shall have the meaning provided in the Note.

                  "MMC/GATX Amendment" means the First Amendment to the MMC/GATX Loan Agreement between the Senior Lender and the Company in the form attached hereto as Annex VIII.

                  "MMC/GATX Loan Agreement" means the Loan and Security Agreement, dated as of May 7, 1997, as amended, between the Senior Lender and the Company.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "Nasdaq" means the Nasdaq National Market.

                  "Net Cash and Cash Equivalent Balances " shall have the meaning provided in the Note.

                  "1997 Registration Statements" means the Company's Registration Statement on Form S-3 (Registration No. 333-18815), declared effective by the SEC on January 16, 1997, and the Company's Registration Statement on Form S-3 (Registration No. 333-23211), declared effective by the SEC on April 15, 1997.

                  "1996 10-K" means the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as amended by Amendment No. 1 thereto on Form 10-K/A.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  "1933 Act" means the Securities Act of 1933, as amended.

                  "Non-Responsive Investor" means an Investor who does not provide the Requested Information to the Company at least one (1) Business Day prior to the filing of the Registration Statement.

                  "Note" means the Senior Subordinated Convertible Note of the Company in the form of Annex I to this Agreement.

                  "Other Notes" shall have the meaning provided in the Note.

                  "Prospectus" means the prospectus, including any preliminary prospectus, forming part of the Registration Statement and any amendment or supplement thereto.

                  "Purchase Price" means the purchase price for the Note set forth on the signature page of this Agreement.

                  "Questionnaire" means the Prospective Purchaser Questionnaire completed by the Buyer.

                  "Record" means all pertinent financial and other records, pertinent corporate documents and properties of the Company subject to inspection for the purposes provided in Section 8(b)(9).

                  "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

                  "Registrable Securities" means the Shares and any stock or other securities into which or for which the Common Stock represented by the Shares may hereafter be changed, converted or exchanged by the Company or its successor, as the case may be, and any other securities issued to holders of such Common Stock (or such shares into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event.

                  "Registration Period" means the period from the SEC Effective Date to the earlier of (i) the date which is three years after the Closing Date and (ii) the date on which the Investors no longer own any Registrable Securities (or, if (x) the Note shall have been fully converted into shares of Common Stock, (y) the Maturity Date shall have occurred or (z) the Note shall no longer remain outstanding, such date after which each Investor may sell all of its Registrable Securities without registration under the 1933 Act pursuant to Rule 144, free of any limitation on the volume of such securities which may be sold in any period).

                  "Registration Statement" means a registration statement on Form S-3 of the Company under the 1933 Act which names the Investors as selling stockholders.

                  "Regulation D" means Regulation D under the 1933 Act.

                  "Repurchase Event" shall have the meaning provided in the Note.

                  "Requested Information" means the information the Company requires from each Investor in connection with the preparation of the Registration Statement.

                  "Rule 415" means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a delayed or continuous basis.

                  "Rule 144" means Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit a holder of any securities to sell securities of the Company to the public without registration under the 1933 Act.

                  "SEC" means the Securities and Exchange Commission.

                  "SEC Effective Date" means the date the Registration Statement is declared effective by the SEC.

                  "SEC Filing Date" means the date the Registration Statement is first filed with the SEC pursuant to Section 8.

                  "SEC Reports" means the 1996 10-K, the March 1997 10-Q and the Company's definitive Proxy Statement for its 1997 Annual Meeting of Stockholders, in each case as filed with the SEC.

                  "Securities" means, collectively, the Note, the Final Maturity Note and the Shares.

                  "Security Agreement" means the Pledge and Security Agreement between the Company and the Collateral Agent in the form attached hereto as Annex III.

                  "Senior Lender" means MMC/GATX Limited Partnership No. I, a California general partnership.

                  "Series A Preferred Stock" means the Series A Convertible Preferred A Stock, $.001 par value, of the Company.

                  "Shares" means the Conversion Shares and the Interest Shares.

                  "Short Sale" shall have the meaning given such term in Rule 3b-3 under the 1934 Act as in effect on the Execution Date.

                  "Side Letter" means the side letter agreement, dated as of the date of this Agreement, between the Company and the Buyer.

                  "Stockholder Approval" shall have the meaning provided in the Note.

                  "Trading Day" shall have the meaning provided in the Note.

                  "Transaction Documents" means, collectively, this Agreement, the Security Agreement, the Note, the Final Maturity Note and the other agreements, instruments and documents contemplated hereby and thereby.

                  "Transfer Agent" means Boston EquiServe, as Servicing Agent for BankBoston, N.A., or any successor thereof serving as transfer agent and registrar for the Common Stock and conversion agent for the Note.

                  "Transfer Agent Agreement" means the agreement among the Company, the Transfer Agent and the Buyer, in substantially the form attached hereto as Annex IV.

                  "Violations" means the matters set forth in clauses (i), (ii) and (iii) of Section 8(e)(1).

                  2.    PURCHASE AND SALE; PURCHASE PRICE.

                  (a) Purchase. The Buyer hereby agrees to purchase, and the Company hereby agrees to sell to the Buyer, on the Closing Date, the Note in the principal amount set forth on the signature page of this Agreement and having the terms and conditions as set forth in the form of the Note attached hereto as Annex I for the Purchase Price.

                  (b) Form of Payment. Within three Business Days after the date the Company and the Buyer execute and deliver this Agreement, one to the other, the Buyer shall deposit an amount equal to the Purchase Price in escrow by delivering funds in United States Dollars in the amount of the Purchase Price to the Buyer Escrow Agent against delivery by the Company of the Note, duly executed on behalf of the Company, to the Buyer on or prior to the Closing Date. Delivery of the Purchase Price to the Buyer Escrow Agent shall be made by wire transfer of funds to:

             Citibank, N.A.
             153 East 53rd Street
             New York, New York  10043
             ABA#021000089

             For credit to A/C#37179446
             For credit to the account of Brian W. Pusch Attorney Escrow Account
             Reference:  Shaman/[Reference Info]

Such funds shall at all times remain the property of the Buyer, subject to the terms of the Buyer Escrow Instructions, until required to be released to the Company in accordance with the Buyer Escrow Instructions. By signing this Agreement, the Buyer agrees to all of the terms and conditions of, and becomes a party to, the Buyer Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full. Neither the Company nor any creditor or stockholder of the Company or any person claiming rights by, through or on behalf of the Company shall have any claim, lien, equity, encumbrance or other right to or in respect of the funds or any other property held pursuant to the Buyer Escrow Instructions prior to satisfaction of the conditions to the release thereof to the Company in accordance with the terms of this Agreement and the Buyer Escrow Instructions.

                  (c) Closing. The issuance and sale of the Note shall occur on the Closing Date at the Law Offices of Brian W Pusch, Penthouse Suite, 29 West 57th Street, New York, New York.

                  3.    REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE
BUYER

                  The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

                  (a) Purchase for Investment; Circumstances of Offer. The
Buyer is purchasing the Note for its own account for investment and not with a view towards the public sale or distribution thereof; the Buyer did not receive an offer of the Note as part of or in connection with an offer or sale of shares of Common Stock received by the Buyer pursuant to the 1997 Registration Statements; the Buyer did not receive any offer and did not make any purchase of shares of Common Stock which were offered and sold by the Company pursuant to the 1997 Registration Statements; the Buyer did not first learn about the offering of the Note through any information the Buyer knew regarding the 1997 Registration Statements or the offer and sale of shares of Common Stock thereby; any Shares acquired by the Buyer will only be acquired for its own account for investment; and the Buyer has no intention of making any distribution, within the meaning of the 1933 Act, of the Shares except in compliance with the registration requirements of the 1933 Act or pursuant to an exemption therefrom;

                  (b) Accredited Investor. The Buyer is an "accredited investor" as that term is defined in Rule 501 of Regulation D by reason of Rule 501(a)(3) thereof;

                  (c) Reoffers and Resales. The Buyer will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities unless registered under the 1933 Act and the rules and regulations promulgated thereunder or pursuant to an exemption from registration;

                  (d) Company Reliance. The Buyer understands that the Note is being offered and sold, the Shares and the Final Maturity Note are being offered and, upon conversion of the Note, the Conversion Shares will be sold, and the Interest Shares will be issued to it in reliance on one or more exemptions from the registration requirements of the 1933 Act, including, without limitation, Regulation D, and exemptions from state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein and in the Questionnaire, a true and accurate copy of which has been delivered by the Buyer to the Company, in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities; and the information with respect to the Buyer set forth in the Questionnaire is accurate and complete in all material respects;

                  (e) Information Provided. The Buyer and its advisors have requested, received and considered all information relating to the business, properties, operations, condition (financial or other), results of operations and prospects of the Company and information relating to the offer and sale of the Note and the offer and, upon conversion of the Note, sale of the Shares deemed relevant by them; the Buyer and its advisors have been afforded the opportunity to ask questions of the Company concerning the terms of the Securities and the business, properties, operations, condition (financial or other), results of operations and prospects of the Company and have received satisfactory answers to any such inquiries; without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the SEC

Reports; the Buyer has, in connection with its decision to purchase the Note, relied solely upon the SEC Reports, the representations, warranties, covenants and agreements of the Company set forth in this Agreement and to be contained in the Note, the Security Agreement and the Transfer Agent Agreement, as well as any investigation of the Company completed by the Buyer or its advisors; the Buyer understands that its investment in the Securities involves a high degree of risk; and the Buyer understands that the offering of the Note is being made to the Buyer as part of an offering without any minimum or maximum amount of the offering (subject, however, to the right of the Company at any time prior to execution and delivery of this Agreement by the Company, in its sole discretion, to accept or reject an offer by the Buyer to purchase the Note);

                  (f) Absence of Approvals. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities;

                  (g) Note Purchase Agreement. The Buyer has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement and the other agreements executed by the Buyer in connection herewith and to consummate the transactions contemplated hereby and thereby; and this Agreement has been duly and validly authorized, duly executed and delivered by the Buyer and, assuming due execution and delivery by the Company, is a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law;

                  (h) Buyer Status. The Buyer is not a "broker" or "dealer" as those terms are defined in the 1934 Act which is required to be registered with the SEC pursuant to Section 15 of the 1934 Act; and

                  (i) Short Position. As of the date of this Agreement, the Buyer and its Affiliates do not, directly or indirectly, maintain a short position in the Common Stock resulting from a Short Sale or own any puts, calls, options or other Derivative Securities.

                  4.    REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE
COMPANY.

                  The Company represents and warrants to, and covenants and agrees with, the Buyer that:

                  (a) Organization and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as described in the SEC Reports and as currently conducted, and (ii) to execute, deliver and perform its obligations under this Agreement, the Note and the other agreements executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and thereby. The Company has no subsidiaries or equity investments in any other person.

                  (b) Qualifications. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company.

                  (c) Capitalization. The authorized capital of the Company consists of (a)

40,000,000 shares of Common Stock, of which 17,531,029 shares were outstanding on June 20, 1997 and (b) 1,000,000 shares of Preferred Stock, $.001 par value, of which 400,000 shares have been designated Series A Preferred Stock, of which 400,000 shares were outstanding on June 20, 1997; on the Closing Date there will be no material increase in the number of shares of Common Stock outstanding (except for shares issued upon conversion of the Series A Preferred Stock and upon the exercise of options and warrants outstanding on the date hereof or options or similar rights granted subsequent to the date of this Agreement pursuant to the Company's stock option plans in effect on the date of this Agreement) and no increase in the number of shares of preferred stock outstanding. Except as disclosed in Schedule 4(c), (i) the 1996 10-K discloses as of December 31, 1996 all outstanding options or warrants for the purchase of, or other rights to purchase or subscribe for, or securities convertible into or exchangeable for, Common Stock or other capital stock of the Company, or any contracts or commitments to issue or sell Common Stock or other capital stock of the Company or any such options, warrants, rights or other securities; and (ii) from such date to the date hereof there has been, and to the Closing Date there will be, no material change in the amount or terms of any of the foregoing. The Company has duly reserved from its authorized and unissued shares of Common Stock the full number of shares required for (a) all options, warrants, convertible securities, puts (including, without limitation, puts pursuant to the Fletcher Subscription Agreement) and other rights to acquire shares of Common Stock which are outstanding and (b) all shares of Common Stock and options and other rights to acquire shares of Common Stock which may be issued or granted under the stock option and similar plans which have been adopted by the Company; and, immediately following the Closing Date, after giving effect to any antidilution or similar adjustment arising by reason of issuance of the Note and the Other Notes, the total number of shares of Common Stock reserved and required to be reserved from the authorized and unissued shares of Common Stock for purposes of all such options, warrants, convertible securities, other rights and stock option and similar plans (excluding the Note and the Other Notes) will be 21,314,896. Each outstanding class or series of securities for which any such antidilution adjustment will occur is identified on Schedule 4(c) attached hereto, together with the amount of such antidilution adjustment for each such class or series. The outstanding shares of Common Stock and Series A Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable and all of such options, warrants and other rights have been duly authorized by the Company. None of the holders of such outstanding shares of Common Stock is subject to personal liability solely by reason of being such a holder. None of the outstanding shares of Common Stock, shares of Series A Preferred Stock and options, warrants and other rights to acquire Common Stock has been issued in violation of the preemptive rights of any securityholder of the Company. The offers and sales of the outstanding shares of Common Stock, shares of Series A Preferred Stock and options, warrants and other rights to acquire Common Stock were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements. No holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement.

                  (d) Material Losses. Except as disclosed in the SEC Reports, since December 31, 1996, the Company has not sustained any loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference would be material to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company.

                  (e) Concerning the Shares and the Common Stock. The Shares have been duly authorized and the Conversion Shares, when issued upon conversion of the Note, and the Interest Shares, when issued in payment of interest on the Note, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. The holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares or the Note. The Company has duly reserved 2,804,495 shares of Common Stock for issuance upon conversion of the Note and the Other Notes, and such shares shall remain so reserved, and the Company shall from time to time reserve such additional shares of Common Stock as shall be required to be reserved pursuant to the Note, as long as the Note may be converted. The Common Stock is listed for trading on Nasdaq and (1) the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq; (2) the Company has not been notified since January 1, 1995 by the NASD of any failure or potential failure to meet the criteria for continued listing and trading on Nasdaq and (3) no suspension of trading in the Common Stock is in effect. The Company knows of no reason why the Shares will not be eligible for listing on Nasdaq.

                  (f) Corporate Authorization. This Agreement, the Security Agreement, the Transfer Agent Agreement, the Note and the Final Maturity Notes have been duly and validly authorized by the Company; this Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by the Buyer, this Agreement is, the Security Agreement will be, when duly executed and delivered by the Company and the Collateral Agent, and the Transfer Agent Agreement will be, when duly executed and delivered by the Company and the Transfer Agent, and the Note and the Final Maturity Note will be, when executed and delivered by the Company, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

                  (g) Non-contravention. The execution and delivery of this Agreement, the Security Agreement, the Transfer Agent Agreement, the Note and the Final Maturity Note by the Company and the consummation by the Company of the issuance of the Securities and the other transactions contemplated by this Agreement, the Security Agreement, the Transfer Agent Agreement, the Note and the Final Maturity Note do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any term of the certificate of incorporation or by-laws of the Company, (ii) conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument, except for the MMC/GATX Loan Agreement, to which the Company is a party or by which the Company or any of its properties or assets are bound or affected or (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its respective properties or assets or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties and to conduct its business or to make use thereof.

                  (h) Approvals. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company in connection with the execution, delivery and performance of this Agreement, the Security Agreement, the Transfer Agent Agreement, the Note and the Final Maturity Note and the issuance and sale of the Securities as contemplated by this Agreement and the terms of the Note, other than (1) listing of the Shares on Nasdaq, (2) registration of the resale of the Shares under the 1933 Act as contemplated by Section 8, (3) as may be required under applicable state securities or "blue sky" laws, (4) the filing of appropriate financing statements under the Uniform Commercial Code relating to the Collateral and (5) filing of one or more Forms D with respect to the Securities as required under Regulation D.

                  (i) Information Provided. All written information provided by or on behalf of the Company to the Buyer and referred to in Section 3(e) of this Agreement does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that for purposes of this Section 4(i), any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 4(i) to the extent that a statement in any document included in such information which was prepared or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared or filed statement so states.

                  (j) Conduct of Business. Except as set forth in the SEC Reports and except for the MMC/GATX Loan Agreement, since December 31, 1996, the Company has not (i) incurred any material obligation or liability (absolute or contingent) other than in the ordinary course of business; (ii) canceled, without payment in full, any material notes, loans or other obligations receivable or other debts or claims held by it other than in the ordinary course of business; (iii) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its material properties, tangible or intangible, or rights under any material contract, permit, license, franchise or other agreement; (iv) conducted its business in a manner materially different from its business as conducted on such date; (v) declared, made or paid or set aside for payment any cash or non-cash distribution on any shares of its capital stock; or
(vi) consummated, or entered into any agreement with respect to, any transaction or event which would constitute a Repurchase Event. Except as disclosed in the SEC Reports and except as referred to in Section 7(l) with respect to the MMC/GATX Loan Agreement, the Company owns, possesses or has obtained all governmental, administrative and third party licenses, permits, certificates, registrations, approvals, consents and other authorizations necessary to own or lease (as the case may be) and operate its properties, whether tangible or intangible, and to conduct its business or operations as currently conducted, except such licenses, permits, certificates, registrations, approvals, consents and authorizations the failure of which to obtain would not have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company.

                  (k) SEC Filings. The Company has timely filed all reports required to be filed under the 1934 Act and any other material reports or documents required to be filed with the SEC since January 1, 1994. All of such reports and documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act. The Company meets the requirements for the use of Form S-3 for the registration of the resale of the Shares by the Buyer and any Investor.

                  (l) Absence of Certain Proceedings. Except as described in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company wherein an unfavorable decision, ruling or finding could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company or the transactions contemplated by this Agreement, the Security Agreement, the Note, the Final Maturity Note or any of the documents contemplated thereby or which could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement, the Security Agreement, the Note, the Final Maturity Note or any of such other documents; the Company does not have pending before the SEC any request for confidential treatment of information and to the best of the Company's knowledge no such request will be made by the Company prior to the SEC Effective Date; and to the best of the Company's knowledge there is not pending or contemplated, and there has been no, investigation by the SEC involving the Company or any director or officer of the Company.

                  (m) Liabilities. Except as and to the extent disclosed, reflected or reserved against in the financial statements of the Company and the notes thereto included in the 1996 10-K and except for the obligations under the MMC/GATX Loan Agreement, the Company has no material (individually or in the aggregate) liabilities, debts or obligations whether accrued, absolute, contingent or otherwise, and whether due or to become due. Subsequent to December 31, 1996, except for the obligations under the MMC/GATX Loan Agreement, the Company has not incurred any liabilities, debts or obligations of any nature whatsoever which are individually or in the aggregate material to the Company, other than those incurred in the ordinary course of its business.

                  (n) Absence of Certain Changes. Since December 31, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, except as disclosed in the SEC Reports.

                  (o) Intellectual Property. Except as disclosed in the SEC Reports, the Company owns, or possesses adequate rights to use, all patents, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights described or referred to in the SEC Reports or owned or used by it or which are necessary for the conduct of its business as it is presently conducted, or as proposed to be conducted, and the Company is not aware of any claim to the contrary or any challenge by any person to the rights of the Company with respect to the foregoing which claim or challenge is material to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company.

                  (p) Internal Accounting Controls. The Company maintains a system of internal accounting controls meeting the requirements of Section 13(b)(2) of the 1934 Act in all material respects.

                 (q) Compliance with Law. Except as disclosed in the SEC Reports, the Company is not in violation of any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, including, without limitation, those relating to the use, operation, handling, transportation, disposal or release of hazardous or toxic substances or wastes or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances or wastes, except where such violation would not individually or in the aggregate have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company; and the Company is not aware of any pending investigation which would reasonably be expected to lead to such a claim.

                  (r) Properties. The Company has good title to all property real and personal (tangible and intangible) and other assets owned by it which are individually or in the aggregate material to the Company, free and clear of all security interests, charges, mortgages, liens or other encumbrances, except such as are described in the SEC Reports, created pursuant to the MMC/GATX Loan Agreement or such as do not materially interfere with the use of such property made, or proposed to be made, by the Company. The leases, licenses or other contracts or instruments under which the Company leases, holds or is entitled to use any property, real or personal, which individually or in the aggregate are material to the Company, are valid, subsisting and enforceable with only such exceptions as do not materially interfere with the use of such property made, or proposed to be made by the Company. The Company has not received notice of any material violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties.

                  (s) Labor Relations. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                  (t) Insurance. The Company maintains insurance against loss or damage by fire or other casualty and such other insurance, including but not limited to, product liability insurance, in such amounts and covering such risks as is to the Company's knowledge usually maintained by companies of comparable size engaged in the same or a similar business and in the same geographic region as the Company, subject to customary deductibles.

                  (u) Absence of Brokers, Finders, Etc. No broker, finder, or similar person is entitled to any commission, fee, or other compensation by reason of the transactions contemplated by this Agreement other than Diaz & Altschul Capital, LLC, and the Company shall pay, and indemnify and hold harmless the Buyer from, any claim made against the Buyer by such entity or any other person for any such commission, fee or other compensation.

                  (v) No Solicitation; Offering of Note. No form of general solicitation or general advertising was used by the Company or, to the best of its knowledge, any other person acting on behalf of the Company, in respect of the Securities or in connection with the offer and sale of the Securities. Neither the Company nor, to its knowledge, any person acting on behalf of the Company has, either directly or indirectly, sold or offered for sale to any person any of the Notes (other than Diaz & Altschul Capital, LLC with respect to the Notes) or, within the six months prior to the date hereof, any other similar security of the Company except as contemplated by this Agreement, and the Company represents that neither the Company nor any person authorized to act on its behalf will sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any person or persons so as thereby to cause the issuance or sale of any of the Securities to be in violation of any of the provisions of
Section 5 of the 1933 Act. The Company did not offer the Note to the Buyer as part of or in connection with the Company's offers and sales of shares of Common Stock pursuant to the 1997 Registration Statements; and the Company did not offer or sell any shares of Common Stock to the Buyer pursuant to the 1997 Registration Statements.

                  (w) Certain Issuances of Securities. The Company has not issued any shares of Common Stock or shares of any series of preferred stock or other securities convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Common Stock which are subject to Section 4460(i)(1)(D) of the rules of the NASD and which would be integrated with the sale of the Note to the Buyer or the issuance of Conversion Shares upon conversion thereof or the issuance of the Interest Shares in payment of interest thereon for purposes of such Section 4460(i)(1)(D).

                  5.    Certain Covenants.

                  (a) Transfer Restrictions. The Buyer acknowledges and agrees that (1) the Note to be issued to it hereunder and the Final Maturity Note which may be issued pursuant to the Note have not been and are not being registered under the provisions of the 1933 Act or any state securities laws and, except as provided in Section 8, the Shares have not been and are not being registered under the 1933 Act or any state securities laws, and that the Note and the Final Maturity Note may not be transferred unless the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Note or the Final Maturity Note to be transferred may be transferred without such registration;
(2) no sale, assignment or other transfer of the Note or the Final Maturity Note or any interest therein may be made except in accordance with the terms thereof;
(3) the Shares may not be resold by the Buyer unless the resale has been registered under the 1933 Act or is made pursuant to an exemption from such registration; (4) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if the exemption provided by Rule 144 is not available, any resale of the Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (5) the Company is under no obligation to register the Securities (other than registration of the resale of the Shares in accordance with Section 8) under the 1933 Act or, except as provided in Section 8, to comply with the terms and conditions of any exemption thereunder. The Buyer may not transfer the Shares in a transaction which does not constitute a transfer thereof pursuant to the Registration Statement in accordance with the plan of distribution set forth therein or in any supplement to the Prospectus forming part of the Registration Statement unless the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that such Shares may be transferred without registration under the 1933 Act.

                  (b) Restrictive Legend. The Buyer acknowledges and agrees that the Note shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Note):

         This Note has not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. The sale to the holder of this Note of the shares of Common Stock issuable upon conversion of this Note and in payment of interest on this Note are not covered by a registration statement under the Act or registration under state securities laws. This Note has been acquired, and such shares must be acquired, for investment only and may not be sold, transferred or assigned in the absence of registration of the resale thereof or an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that such registration is not required.

The Company shall not place any restrictive legend on certificates for Conversion Shares issued on conversion of the Note or Interest Shares issued in payment of interest on the Note or impose any stop-transfer restriction thereon.

                  (c) Transfer Agent Instructions. Promptly following the delivery by the Buyer of the Purchase Price in accordance with Section 2(b) hereof, and in any event prior to the Closing Date, the Company will (1) irrevocably instruct the Transfer Agent, pursuant to the Transfer Agent Agreement substantially in the form attached hereto as Annex IV, to issue certificates for the Shares from time to time upon conversion of the Note in such amounts as specified from time to time to the Transfer Agent in the Conversion Notice surrendered in connection with each such conversion and (2) appoint the Transfer Agent the conversion agent for the Note. The Company agrees to enter into the Transfer Agent Agreement substantially in the form attached hereto as Annex IV on or prior to the Closing Date. The certificates for the Shares shall be registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Note. The Company warrants that no instruction other than such instructions referred to in this Section 5(c) will be given by the Company to the Transfer Agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Note. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration of a resale by the Buyer of any of the Shares in accordance with the last sentence of Section 5(a) is not required under the 1933 Act, the Company shall permit the transfer of such shares and promptly, but in no event later than three days after receipt of such opinion, instruct the Transfer Agent to issue upon transfer one or more share certificates in such names and in such denominations as specified by the Buyer. Nothing in this Section 5(c) shall limit the obligations of the Company under Section 8(b)(12).

                  (d) Nasdaq Listing; Reporting Status. On or before the date which is 15 days prior to the Closing Date, the Company will file with Nasdaq an application or other document required by Nasdaq for the listing of the Shares with Nasdaq and shall provide evidence of such filing to the Buyer. So long as the Buyer beneficially owns any portion of the Note or any Shares, the Company will use its best efforts to maintain the listing of the Common Stock on Nasdaq or another national securities exchange. During the Registration Period, the Company shall timely file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. So long as the Buyer owns the Note or any Shares, the Company shall furnish to the Buyer copies of all reports and other information filed by the Company with the SEC pursuant to Sections 13, 14(a), 14(c) and 15(d) of the 1934 Act promptly, but in no event later than five days, after the same are filed with the SEC.

                  (e) Form D. The Company agrees to file one or more Forms D with respect to the Securities as required under Regulation D to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Buyer promptly after such filing.

                  (f) Security Agreement; Financing Statements. The Company agrees to execute and deliver to the Collateral Agent the Security Agreement in the form attached hereto as Annex III on or before the Closing Date; provided, however, that the Security Agreement shall not be executed and delivered pursuant to this Agreement if the Closing Date is 90 or more days after the Execution Date and in such event all references to the Security Agreement in the Transaction Documents shall be deemed deleted. The Company shall prepare, and on or before the Closing Date, file with the appropriate officials, Uniform Commercial Code financing statements on Form UCC-1 relating to the Collateral in which the Company is granting a security interest to the Collateral Agent for the benefit of the Buyer pursuant to the Security Agreement. The Company shall provide evidence of such filings and customary search reports of the records of the relevant Uniform Commercial Code filing offices on or prior to the Closing Date.

                  (g) State Securities Laws. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Note for sale to the Buyer pursuant to this Agreement and the Shares for sale upon conversion of the Note under such of the securities laws of jurisdictions in the United States as shall be applicable to the sale of the Note to the Buyer pursuant to this Agreement and issuance of the Shares upon conversion of the Note. Prior to the issuance of the Final Maturity Note, the Company shall take such actions under applicable state securities laws as shall be necessary to qualify, or to obtain an exemption for, the Final Maturity Note under such laws. In connection with the foregoing obligations of the Company in this Section 5(g), the Company shall not be required (1) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(g), (2) to subject itself to general taxation in any such jurisdiction, (3) to file a general consent to service of process in any such jurisdiction, (4) to provide any undertakings that cause more than nominal expense or burden to the Company or (5) to make any change in its charter or by-laws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders. The Company shall furnish the Buyer with copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities laws on or before the Closing Date.

                  (h) Certain Future Financings and Related Actions. (1) The Company shall not issue any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any equity securities of the Company which would, for purposes of Section 4460(i)(1)(D) of the rules of the NASD (or any successor or replacement provision thereof), be integrated with the sale of the Note and the issuance of Shares upon conversion of, or in payment of interest on, the Note.

                  (2) The Company shall not offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any Common Stock at a price below the market price of the Common Stock during the period from the date of this Agreement to the date on which the Registration Statement shall have been effective with the SEC and available for use by the selling stockholders named therein for 90 consecutive days; provided, however, that nothing in this Section 5(h)(2) shall prohibit the Company from issuing securities (x) pursuant to compensation plans for employees, directors, officers, advisers or consultants of the Company and in accordance with the terms of such plans as in effect as of the date of this Agreement, (y) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement or (z) pursuant to a public offering made directly by the Company on a basis similar to the offerings made pursuant to the 1997 Registration Statements or underwritten on a firm commitment basis and, in each case, registered under the 1933 Act.

                  (3) For a period of six months after the Closing Date, the Company shall not without the prior written consent of the Majority Holders (a) exercise any option to sell to Fletcher newly issued shares of Common Stock pursuant to the Fletcher Subscription Agreement unless (i) the Registration Statement shall have been effective with the SEC and available for use by the selling stockholders named therein for 90 consecutive days and (ii) the arithmetic average of the closing bid price of the Common Stock, as reported by Nasdaq, for any period of twenty consecutive Trading Days beginning on or after the period of 90 consecutive days referred to in the immediately preceding clause (ii) shall have been at least $8.00 per share and the closing bid price of the Common Stock on the Trading Day immediately preceding such exercise, as reported by Nasdaq, is at least $8.00 per share (subject to equitable adjustment for stock splits, stock dividends, recapitalizations, reorganizations and similar changes affecting the Common Stock from time to time after the date of this Agreement on terms reasonably acceptable to the Majority Holders) or (b) enter into any other agreement or arrangement similar to the Fletcher Subscription Agreement, or exercise any similar right, to put shares of Common Stock to any third party if such shares may be freely resold to the public without registration, or are entitled to registration rights under, the 1933 Act during such six-month period; provided, however, that this Section 5(h)(3) shall not restrict sales of shares of Common Stock by the Company pursuant to the Stock Purchase Agreement, dated as of September 23, 1996, between the Company and LIPHA, Lyonnaise Industrielle Pharmaceutique s.a.

                  (i) Limitation on Certain Actions. From the date of execution and delivery of this Agreement by the parties hereto to the date of issuance of the Note, the Company (1) shall comply with Article III of the Note as if the Note were outstanding, (2) shall not take any action which, if the Note were outstanding, (A) would constitute an Event of Default or, with the giving of notice or the passage of time or both, would constitute an Event of Default or (B) would constitute a Repurchase Event or, with the giving of notice or the passage of time or both, would constitute a Repurchase Event.

                  (j) Use of Proceeds. The Company represents and agrees that: (1) it does not own or have any present intention of acquiring any "margin stock" as defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System ("margin stock"); (2) the proceeds of sale of the Note will be used for general working capital purposes and in the operation of the Company's business; (3) none of such proceeds will be used, directly or indirectly (A) to make any loan to or investment in any other person or (B) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of such Regulation G; and (4) neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

                  (k) Delayed Registration Payments. In the event the Registration Statement is declared effective by the SEC after the 75th day after the Execution Date, on the first Business Day of each calendar week commencing after the calendar week in which such 75th day occurs, the Company shall make payment by wire transfer of immediately available funds to the Buyer Escrow Agent to hold and release for the benefit of the Buyer in accordance with the Buyer Escrow Instructions an amount equal to the amount of interest which would be payable on the Note as if the Note had been issued on the 76th day after the Execution Date and as if the Note provided for interest on the principal amount thereof at the rate of 5.5% per annum. Such payments shall accrue and be payable to and including the earlier of (i) the Closing Date or
(ii) the 120th day after the Execution Date.

                  (l) Best Efforts. Each of the parties shall use its best efforts timely to satisfy each of the conditions to the other party's obligations to sell and purchase the Note set forth in Section 6 or 7, as the case may be, of this Agreement on or before the Closing Date.

                  (m) Debt Obligation. So long as any portion of the Note is outstanding, the Company shall cause its books, records and financial statements to reflect the Note as a debt of the Company in its unpaid principal amount and, whenever appropriate, as a valid unsubordinated debt obligation of the Company for money borrowed.

                  (n) Escrow Release. Contemporaneously with the submission by the Company to the SEC of an acceleration request relating to the Registration Statement the Company will furnish a copy thereof to the Buyer and the Buyer Escrow Agent, together with the date and approximate time such acceleration request was submitted to the SEC. On the SEC Effective Date the Company shall notify the Buyer and the Buyer Escrow Agent that the Registration Statement shall have been declared effective by the SEC. The Company shall give a Company Notice on the SEC Effective Date. If the Company Notice shall have been given and the conditions to the Buyer's obligations in Section 7 shall have been satisfied or waived by the Buyer, then promptly after the later of (x) the date the Company Notice has been given to the Buyer and (y) the date of satisfaction or waiver by the Buyer of the conditions to the Buyer's obligations in Section 7, the Buyer shall give a Buyer Release Notice to the Buyer Escrow Agent. The Company and the Buyer agree that (unless the condition stated in clause (2) of this sentence is waived by the Company, in which case only clause
(1) shall apply), on the later of (1) the date of receipt by the Buyer Escrow Agent of such Buyer Release Notice and (2) the date of receipt by the escrow agents acting on behalf of the buyers of the Other Notes in connection with the several other Note Purchase Agreements, dated as of the date hereof, between the Company and the several buyers named therein of the latest of such similar notices from such buyers to release funds held by such escrow agents to the Company, or as promptly as practicable thereafter, the portion of the Escrow Funds to be released to the Company shall be so released in accordance with
Section 1 of the Buyer Escrow Instructions.

                  (o) Stockholder Approval. If (1) on each of any 10 Trading Days during the Calculation Period the fraction (expressed as a percentage), the numerator of which is the outstanding principal amount of the Note at the close of business on such Trading Day and the denominator of which is the number of shares of Common Stock included in the Maximum Share amount which have not been issued upon conversion of the Note or in payment of interest thereon on or prior to such Trading Day, is greater than 375% and (2) at any time during the

Calculation Period the Company's Net Cash and Cash Equivalent Balances is less than $15,000,000, then the Company shall (i) submit the issuance of all shares of Common Stock issuable pursuant to the Note and the Other Notes to its stockholders for the Stockholder Approval at its 1998 annual meeting of stockholders (which meeting shall be held on or before May 31, 1998), (ii) recommend that the Company's stockholders approve such matter, (iii) solicit proxies for such approval and (iv) otherwise use its best efforts to obtain the Stockholder Approval for such matter.

                  6.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                  The Buyer understands that the Company's obligation to sell the Note to the Buyer pursuant to this Agreement is conditioned upon the following (any or all of which may be waived by the Company in its sole discretion):

                  (a) The release by the Buyer Escrow Agent to the Company on the Closing Date in accordance with the Buyer Escrow Instructions of an amount equal to the Purchase Price;

                  (b) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

                  (c) The representations and warranties of the Buyer contained in this Agreement and in the Questionnaire shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if given on and as of the Closing Date (except for representations given as of a specific date which representations shall be true and correct as of such date), and on or before the Closing Date the Buyer shall have performed all covenants and agreements of the Buyer required to be performed by the Buyer on or before the Closing Date;

                  (d) The Registration Statement shall have been declared effective by the SEC and no stop order or similar proceeding relating to the Registration Statement shall be pending or threatened (it being understood that the inclusion of the closing condition set forth in this clause (d) shall not limit the Company's obligations set forth in Section 8);

                  (e) No event which, if the Note was outstanding, (1) would constitute an Event of Default or, with the giving of notice or the passage of time or both, would constitute an Event of Default shall have occurred and be continuing or (2) would constitute a Repurchase Event or, with the giving of notice or the lapse of time, or both, would constitute a Repurchase Event shall have occurred and be continuing; and

                  (f) the Company shall have received an opinion of the Law Offices of Brian W Pusch, dated the Closing Date, addressed to the Company, substantially in the form of Annex V attached hereto.

                  7.    CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

                  The Company understands that the Buyer's obligation to purchase the Note is conditioned upon the following (any or all of which may be waived by the Buyer in its sole discretion):

                  (a) Delivery by the Company to the Buyer of the Note in accordance with this Agreement;

                  (b) If the Closing Date is less than 90 days after the Execution Date, the

Collateral Agent shall have executed and delivered to the Company the Security Agreement in the form attached hereto as Annex III and entered into such other agreements with respect to the Collateral in form satisfactory to the Buyer;

                  (c) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

                  (d) The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and, except for the approvals referred to in clauses (1)-(4) of
Section 4(h) which shall have been obtained, shall be true and correct on the Closing Date as if given on and as of the Closing Date (except for representations given as of a specific date which representations shall be true and correct as of such date), and on or before the Closing Date the Company shall have performed all covenants and agreements of the Company contained herein required to be performed by the Company on or before the Closing Date;

                  (e) The Registration Statement shall have been declared effective by the SEC and no stop-order or similar proceeding relating to the Registration Statement shall be pending or threatened;

                  (f) No event which, if the Note was outstanding, (1) would constitute an Event of Default or, with the giving of notice or the passage of time or both, would constitute an Event of Default shall have occurred and be continuing or (2) would constitute a Repurchase Event or, with the giving of notice or the lapse of time, or both, would constitute a Repurchase Event shall have occurred and be continuing;

                  (g) The Company shall have delivered to the Buyer its certificate, dated the Closing Date, duly executed by its President and Chief Executive Officer to the effect set forth in subparagraphs (c), (d), (e) and (f) of this Section 7;

                  (h) The receipt by the Buyer of a certificate, dated the Closing Date, of the Secretary of the Company certifying (1) the Certificate of Incorporation and By-Laws of the Company as in effect on the Closing Date, (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby and
(3) such other matters as reasonably requested by the Buyer;

                  (i) On the Closing Date, the Buyer having received an opinion of Brobeck, Phleger & Harrison LLP, counsel for the Company, dated the Closing Date, addressed to the Buyer, in form, scope and substance reasonably satisfactory to the Buyer, substantially in the form of Annex VI attached hereto, and an opinion of Pennie & Edmonds LLP, special counsel for the Company, dated the Closing Date, addressed to the Buyer, in form, scope and substance reasonably satisfactory to the Buyer, substantially in the form of Annex VII attached hereto;

                  (j) On the Closing Date, the Buyer having received an opinion of the Law Offices of Brian W Pusch, dated the Closing Date, addressed to the Buyer, substantially in the form of Annex V attached hereto;

                  (k) On the Closing Date, (i) trading in securities on the New York Stock Exchange, the American Stock Exchange or Nasdaq shall not have been suspended or materially limited and (ii) a general moratorium on commercial banking activities in the State of California or the State of New York shall not have been declared by either federal or state authorities; and

                  (l) On or prior to the Closing Date, the Buyer shall have received a copy of the MMC/GATX Amendment substantially in the form of Annex VIII attached hereto duly executed on behalf of the Company and the Senior Lender.

                  8.    REGISTRATION RIGHTS.

                  (a) Mandatory Registration. (1) The Company shall prepare and, on or prior to the date which is 20 days after the Execution Date, file with the SEC a Registration Statement on Form S-3 which on the SEC Filing Date covers the resale of a number of shares of Common Stock equal to at least the number of Conversion Shares issuable to the Buyer under the Note, determined as if the Note, together with accrued and unpaid interest, were converted in full on the SEC Filing Date as if such SEC Filing Date were the Closing Date (determined without regard to the limitation contained in the second sentence of Section 2.1 of the Note), and the resale of such additional number of shares of Common Stock as the Company shall in its discretion determine to register in connection with the issuance of the Interest Shares, as Registrable Securities, and which Registration Statement shall state that, in accordance with Rule 416 under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Note to prevent dilution resulting from stock splits, stock dividends or similar transactions. If, notwithstanding Rule 416 under the 1933 Act, the Registration Statement is not deemed to cover such indeterminate number of shares of Common Stock as shall be issuable upon conversion of the Note based on changes from time to time in the conversion price thereof, and without limiting the rights of the holder of the Note to have all or a portion of the Note redeemed pursuant to
Section 2.4(b) of the Note, at any time the number of shares of Common Stock included in the Registration Statement required to be filed as provided in the first sentence of this Section 8(a) shall be insufficient to cover the number of shares of Common Stock issuable on conversion in full of the unconverted portion of the Note (after taking into account any redemptions pursuant to Section 2.4(b) of the Note), then promptly, but in no event later than 20 days after such insufficiency shall occur, the Company shall file with the SEC an additional Registration Statement on Form S-3 (which shall not constitute a post-effective amendment to the Registration Statement filed pursuant to the first sentence of this Section 8(a)) covering such number of shares of Common Stock as shall be sufficient to permit such conversion. For all purposes of this Agreement such additional Registration Statement shall be deemed to be the Registration Statement required to be filed by the Company pursuant to this
Section 8(a), and the Company and the Investors shall have the same rights and obligations with respect to such additional Registration Statement as they shall have with respect to the initial Registration Statement required to be filed by the Company pursuant to this Section 8(a).

                  (2) Prior to the SEC Effective Date and during any time subsequent to the SEC Effective Date when the Registration Statement for any reason is not available for use by any Investor for the resale of any Shares, the Company shall not file any other registration statement or any amendment thereto with the SEC under the 1933 Act or request the acceleration of the effectiveness of any other registration statement previously filed with the SEC other than (A) any registration statement on Form S-8 and (B) any registration statement or amendment which the Company is required to file or as to which the Company is required to request acceleration pursuant to any obligation in effect on the Execution Date. The Company's obligation to register the Registrable Securities under this Section 8 shall constitute a registration pursuant to a demand registration right held by the Investors.

                  (b) Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall:

                  (1) prepare promptly, and file with the SEC not later than 20 days after the Execution Date, a Registration Statement with respect to the number of Registrable Securities provided in Section 8(a), and thereafter use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as promptly as possible after the Execution Date, and keep the Registration Statement effective pursuant to Rule 415 at all times during the Registration Period. The Company shall submit to the SEC, within three Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company represents and warrants to the Investors that (a) the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the SEC and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (b) the Prospectus shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  (2) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective, and the Prospectus current, at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the 1933 Act applicable to the Company in order to permit the disposition by the Investors of all Registrable Securities covered by the Registration Statement;

                  (3) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel, (1) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each Prospectus and each amendment or supplement thereto, (2) each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), each of which the Company hereby determines to be confidential information and which the Buyer hereby agrees to keep confidential as a confidential Record in accordance with Section 8(b)(9) and (3) such number of copies of a Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                  (4) use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period and (iii) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale by the Investors in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto (I) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 8(b)(4), (II) to subject itself to general taxation in any such jurisdiction, (III) to file a general consent to service of process in any such jurisdiction, (IV) to provide any undertakings that cause more than nominal expense or burden to the Company or (V) to make any change in its charter or by-laws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

                  (5) (A) as promptly as practicable after becoming aware of such event or circumstance, notify each Investor of any event or circumstance of which the Company has knowledge, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement and Prospectus to correct such untrue statement or omission or to add any new or additional information, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

                  (B) notwithstanding Section 8(b)(5)(A) above, if at any time the Company notifies the Investors as contemplated by Section 8(b)(5)(A) that the event giving rise to such notice relates to a development involving the Company which occurred subsequent to the later of (x) the SEC Effective Date and
(y) the latest date prior to such notice on which the Company has amended or supplemented the Registration Statement, then the Company shall not be required to use best efforts to make such amendment during a Blackout Period; provided, however, that in any period of 360 consecutive days the Company shall not be entitled to avail itself of its rights under this Section 8(b)(5)(B) with respect to more than (i) two Blackout Periods, if the Company does not make an election pursuant to the next succeeding clause (ii) of this proviso or (ii) if the Company so elects by notice to the Holder given not later than 18 days after the commencement of a Blackout Period, one Blackout Period of up to 30 consecutive days and; provided further, however, that no Blackout Period may commence sooner than 45 days after the end of another Blackout Period.

                  (6) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

                  (7) permit the Investors who hold Registrable Securities being sold and a single firm of counsel designated as selling stockholders' counsel by the Investors who hold a majority in interest of the Registrable Securities being sold to review at such Investors' sole expense the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC;

                  (8) make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a 12-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement;

                  (9) make available for inspection by any Investor and any Inspectors retained by any such Investor at such Investor's sole expense, all Records as shall be reasonably necessary to enable each Investor to exercise its due diligence responsibility and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(i) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (ii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement; provided further, however, that each Investor understands that in the course of exercising the rights provided in this Section 8(b)(9) such Investor may come into possession of material non-public information about the Company and that by reason of the requirements of the 1934 Act any such Investor who possesses such material non-public information may be restricted in making purchases and sales of the Common Stock unless such information has been publicly disclosed. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 8(b)(9). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to this Agreement unless the disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor and allow such Investor, at such Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

                  (10) use its best efforts to cause all the Registrable Securities covered by the Registration Statement as of the SEC Effective Date to be listed on Nasdaq or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

                  (11) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the SEC Effective Date;

                  (12) cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the Investors may reasonably request and registered in such names as the Investors may request;

                  (13) during the Registration Period, the Company shall not bid for or purchase any Common Stock or any right to purchase Common Stock or attempt to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Investors to sell Registrable Securities by reason of the limitations set forth in Regulation M under the 1934 Act; and

                  (14) take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

                  (c) Obligations of the Buyer and other Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                  (1) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the

Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least four (4) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the Requested Information if any of such Investor's Registrable Securities are eligible for inclusion in the Registration Statement. If at least one (1) Business Day prior to the filing date the Company has not received the Requested Information from an Investor, then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

                  (2) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

                  (3) Each Investor agrees that it will not effect any disposition of the Registrable Securities except as contemplated in the Registration Statement or as otherwise in compliance with applicable securities laws and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding such Investor or its plan of distribution; each Investor agrees (a) to notify the Company in writing in the event that such Investor enters into any material agreement with a broker or a dealer for the sale of the Registrable Securities through a block trade, special offering, exchange distribution or a purchase by a broker or dealer and (b) in connection with such agreement, to provide to the Company in writing the information necessary to prepare any supplemental prospectus pursuant to Rule 424(c) under the 1933 Act which is required with respect to such transaction;

                  (4) Each Investor acknowledges that during the times specified in Section 8(b)(5) or 8(b)(6) the Company must suspend the use of the Prospectus until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, the Company has prepared a supplement to the Prospectus or the Company has filed an appropriate report with the SEC pursuant to the 1934 Act. Each Investor hereby covenants that it will not sell any Registrable Securities pursuant to the Prospectus during the period commencing at the time at which the Company gives such Investor notice in accordance with Section 8(b)(5) or 8(b)(6) of the suspension of the use of the Prospectus and ending at the time the Company gives such Investor notice that such Investor may thereafter effect sales pursuant to the Prospectus, or until the Company delivers to such Investor an amended or supplemented Prospectus;

                  (5) In connection with any sale of Registrable Securities which is made pursuant to the Registration Statement through a broker, each Investor shall instruct its broker or brokers to deliver the Prospectus to the purchaser or purchasers in connection with such sale, shall supply copies of such Prospectus to such broker or brokers and shall otherwise use its reasonable best efforts to comply with the prospectus delivery requirements of the 1933 Act;

                  (6) Each Investor agrees to notify the Company promptly after the event of the completion of the sale by such Investor of all Registrable Securities to be sold by such Investor pursuant to the Registration Statement; and

                  (7) Each Investor agrees not to use Registrable Securities for the purpose of covering any Short Sale by such Investor of Common Stock unless at the time of such Short Sale such Investor shall have complied with the requirements of Section 8(c)(5) with respect to such Short Sale to the extent compliance with such requirements is necessary under the 1933 Act.

                  (d) Expenses of Registration. All reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to this Agreement shall be paid by the Company, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company and the Investors, but excluding (1) fees and expenses of investment bankers retained by any Investor,
(2) brokerage commissions incurred by any Investor and (3) fees and disbursements of counsel for the Investors.

                  (e)   Indemnification.

                  (1) To the extent permitted by law, the Company will indemnify and hold harmless each Indemnified Person against any Claims to which any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation under the 1933 Act, the 1934 Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 8(e)(3) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 8(e)(1) shall not apply to:
(I) a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information relating to an Indemnified Person furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such Prospectus was timely made available by the Company pursuant to Section 8(b)(3) hereof; (II) an Indemnified Person with respect to a Claim which arises solely from the failure of such Indemnified Person to comply in any material respect with Section 8(c)(4); and (III) amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors.

                  (2) In connection with the Registration Statement, each Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 8(e)(1), each Indemnified Party against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs (A) in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or (B) the failure of such Indemnified Person to comply in any material respect with Section 8(c)(4); and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 8(e)(2) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 8(e)(2) for only the greater of (i) that amount of a Claim as does not exceed the amount by which the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement exceeds the amount paid by such Investor for such Registrable Securities and (ii) [INSERT PRO RATA PORTION OF $1,000,000]. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 8(e)(2) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the Prospectus, as then amended or supplemented.

                  (3) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 8(e) of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 8(e), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 8(e), except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 8(e) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                  (f) Contribution. To the extent any indemnification by an indemnifying party as set forth in Section 8(e) above is applicable by its terms but is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 8(e) to the fullest extent permitted by law. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative fault of each party, the parties' relative knowledge of and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 8(e), (b) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any other person who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited to the greater of (i) the amount by which the proceeds received by such seller from the sale of such Registrable Securities exceeds the amount paid by such Investor for such Registrable Securities and (ii) [INSERT PRO RATA PORTION OF $1,000,000].

                  (g) Reports under 1934 Act. With a view to making available to the Investors the benefits of Rule 144, the Company agrees:

                  (a) to promptly furnish to each Investor so long as such Investor owns Registrable Securities, such information as may be necessary to permit the Investors to sell Registrable Securities pursuant to Rule 144 without registration; and

                  (b) if at any time the Company is not required to file such reports with the SEC under Sections 13 or 15(d) of the 1934 Act, to use its best efforts to, upon the request of an Investor, make publicly available other information so long as is necessary to permit publication by brokers and dealers of quotations for the Common Stock and sales of the Registrable Securities in accordance with Rule 15c2-11 under the 1934 Act.

                  9. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY.

                  All representations, warranties and agreements of the Company and of the Buyer contained herein will survive the execution and delivery hereof and the Closing hereunder and delivery of and payment for the Note, and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Buyer or any person who controls the Buyer within the meaning of the 1933 Act, or by or on behalf of the Company or any person who controls the Company within the meaning of the 1933 Act.

                  10.   MISCELLANEOUS.

                  (a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) Headings. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (c) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  (d) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail, personal delivery, by telephone line facsimile transmission or courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally, by telephone line facsimile transmission or by courier, in each case addressed to a party at such party's address (or telephone line facsimile transmission number) shown in the introductory paragraph or on the signature page of this Agreement or such other address (or telephone line facsimile transmission number) as a party shall have provided by notice to the other party in accordance with this provision. In the case of any notice to the Company, such notice should be addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: President and Chief Executive Officer (telephone line facsimile number (415) 873-8367), and a copy shall also be given to: Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California 94303-0913, Attention: J. Stephan Dolezalek, Esq. (telephone line facsimile transmission number (415) 496-2885), and in the case of any notice to the Buyer, a copy shall be given to: Law Offices of Brian W. Pusch, Penthouse Suite, 29 West 57th Street, New York, New York 10019 (telephone line facsimile transmission number (212) 980-7055), in each case with a copy to: Diaz & Altschul Capital, LLC, 745 Fifth Avenue, Suite 3001, New York, New York 10022 (telephone line facsimile transmission number (212) 751-5757).

                  (e) Counterparts. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same agreement. A telephone line facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

                  (f) Entire Agreement; Benefit. This Agreement, including the Annexes and Schedule hereto and the Side Letter, constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein or therein. This Agreement, including the Annexes and Schedule hereto, and the Side Letter supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement, the Side Letter and the terms and provisions hereof and thereof are for the sole benefit of only the Company, the Buyer and their respective successors and permitted assigns.

                  (g) Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

                  (h) Amendment. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Buyer or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

                  (i) Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

                  (j) Assignment of Registration Rights. The rights and obligations of an Investor pursuant to Sections 5(a), 5(b) and 8 of this Agreement shall be automatically assigned by such Investor to any transferee of all or any portion of the Registrable Securities (or all or any portion of the Note) only if: (a) such Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and
(ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of the Registrable Securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws,
(d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained in Sections 5(a), 5(b) and 8 and (e) such transferee holds at least 50,000 shares of Common Stock or a portion of the Note which at the time of transfer is convertible into at least 50,000 shares of Common Stock or such lesser amount of shares into which the Note is then convertible. In connection with any such transfer the Company shall, at its sole cost and expense, promptly after such assignment take such actions as shall be reasonably acceptable to the Initial Investor and such transferee to assure that the Registration Statement and related Prospectus are available for use by such transferee for sales of the Registrable Securities in respect of which the rights to registration have been so assigned.

                  (k) Expenses. The Company shall pay on demand all out of pocket expenses incurred by the Buyer, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with, (1) any default or breach of any of the Company's obligations set forth in the Transaction Documents and
(2) the enforcement or restructuring of any right of, including the collection of any payments due, the Buyer under the Transaction Documents, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due the Buyer. Except as provided in Section 8(d) and in this Section 10(k), each of the Company and the Buyer shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

                  (l) Termination. The Buyer shall have the right to terminate this Agreement by giving notice to the Company at any time at or prior to the Closing Date if:

                  (1) the Company shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder;

                  (2) any other condition of the Buyer's obligations hereunder is not fulfilled;

                  (3) the Registration Statement shall not have been declared effective by the SEC on or before the date which is 120 days after the Execution Date; or

                  (4) the closing shall not have occurred on a Closing Date within five days after the SEC Effective Date, other than solely by reason of a breach of this Agreement by the Buyer.

Any such termination shall be effective upon the giving of notice thereof by the Buyer. Upon such termination, the Buyer shall have no further obligation to the Company hereunder and the Company shall remain liable for any breach of this Agreement or the other documents contemplated hereby which occurred on or prior to the date of such termination.

                  (m) Press Release, Public Announcements, Etc. The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

                  (n) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the dates set forth below.


Principal Amount:

Purchase Price:


                                 SHAMAN PHARMACEUTICALS, INC.


                                 By:  [SIG]
                                      -----------------------------------------
                                      Name:
                                      Title:

                                 Date:
                                      -----------------------------------------


                                 [Investor]



                                 By   [SIG]
                                      -----------------------------------------
                                      Name:
                                      Title:

                                 Date:
                                      -----------------------------------------

                                 Address:

                                                                   SCHEDULE 4(c)
                                                                        TO
                                                                   NOTE PURCHASE
                                                                     AGREEMENT

             CERTAIN OPTIONS AND WARRANTS; ANTIDILUTION ADJUSTMENTS

                  As of June 20, 1997, there were outstanding options to purchase 2,542,162 shares of Common Stock.

                  In addition to those warrants set forth in the SEC Reports, in May 1997 the Company issued warrants to purchase 200,000 shares of Common Stock in connection with the MMC/GATX Loan Agreement.

                  No antidilution adjustment for any class of outstanding securities will arise from the issuance of the Note and the Other Notes.


                                     4(c)-1

                                                                     ANNEX I
                                                                       TO
                                                                   NOTE PURCHASE
                                                                     AGREEMENT

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THE SALE TO THE HOLDER OF THIS NOTE OF THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE AND IN PAYMENT OF INTEREST ON THIS NOTE ARE NOT COVERED BY A REGISTRATION STATEMENT UNDER THE ACT OR REGISTRATION UNDER STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED, AND SUCH SHARES MUST BE ACQUIRED, FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                          SHAMAN PHARMACEUTICALS, INC.
                      SENIOR SUBORDINATED CONVERTIBLE NOTE

No. 1
New York, New York                                        $3,250,000.00

_____________, 1997

                  FOR VALUE RECEIVED, SHAMAN PHARMACEUTICALS, INC., a
Delaware corporation (hereinafter called the "Company"), hereby promises to pay to [INSERT NAME AND ADDRESS OF BUYER], or registered assigns (the "Holder") or order, the sum of ____________ Dollars ($____________), on [BEFORE SIGNING THE NOTE, INSERT DATE WHICH IS THREE YEARS AFTER THE CLOSING DATE], 2000 (the "Maturity Date"), and to pay interest on the unpaid principal balance hereof at the Applicable Rate from the date hereof, until the same becomes due and payable, whether at maturity or upon acceleration or by redemption or repurchase in accordance with the terms hereof or otherwise. Any amount of principal of or interest on this Note which is not paid when due shall bear interest at the Default Rate from the due date thereof until the same is paid ("Default Interest"). Interest shall be payable in arrears on the 1st day of each February, May, August and November on the principal amount outstanding on such date, commencing on the first of such dates which is at least 90 days after the Issuance Date, and at maturity (the "Interest Payment Dates"). Interest on this Note shall be computed on the basis of a 360-day year of 12 30-day months.

                  Except as otherwise specifically provided in Article VI, all payments of principal of and premium, if any, and interest on this Note shall be made in lawful money of the United States of America, or, at the option of the Company and subject to the provisions of this Note, interest payable on the Interest Payment Dates may be paid in whole or in part in fully paid and nonassessable shares of Common Stock. All cash payments shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Payment Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. Certain capitalized terms used in this Note are defined in Article VII.

                  The obligations of the Company under this Note shall rank in right of payment on a parity with all other unsubordinated obligations of the Company for indebtedness for borrowed money or the purchase price of property, except as and to the extent otherwise specifically provided in Article VIII. This Note is issued pursuant to the Note Purchase Agreement and the Holder of this Note and this Note are subject to the terms of the Note Purchase Agreement. If the Issuance Date is within 90 days after the Execution Date, the obligations of the Company under this Note are secured pursuant to, and the Holder of this
Note is entitled to the benefits of, the Security Agreement.

                  The following terms shall apply to this Note:


                                    ARTICLE I

                  INTEREST IN COMMON STOCK; OPTIONAL REDEMPTION

                  1.1 ISSUANCE OF COMMON STOCK IN LIEU OF CASH INTEREST. (a) If the Company exercises its option to make a payment of interest on this Note wholly or partly in shares of Common Stock (herein sometimes called the "Stock Payment Option"), the issuance of shares of Common Stock upon such exercise of the Stock Payment Option shall have been authorized by the Board of Directors of the Company.

                  (b) The Company shall not be permitted to exercise the Stock Payment Option with respect to any payment of interest on this Note if:

                  (i) the number of shares of Common Stock authorized, unissued and unreserved for all purposes, or held in the Company's treasury, is insufficient to pay the portion of such interest to be paid in Common Stock;

                  (ii) the issuance or delivery of shares of Common Stock pursuant to the Stock Payment Option or the public resale of such shares by the Holder would require registration with or approval of any governmental authority under any law or regulation, and such registration or approval has not been effected or obtained; provided, however, that with respect to compliance with the securities or blue sky laws of the states of the United States, the requirements of this clause (ii) shall be deemed satisfied if at the applicable time the Company is in compliance with Section 8(c) of the Note Purchase Agreement;

                  (iii) the shares of Common Stock to be issued upon exercise of the Stock Payment Option shall not then have been authorized for listing, upon official notice of issuance, on the principal securities exchange on which the Common Stock is then listed and traded;

                  (iv) the Computed Price is less than the par value of the Common Stock;

                  (v) an Event of Default or a Repurchase Event has occurred and is continuing;

                  (vi) the Common Stock is neither (i) listed or admitted for trading on a national securities exchange nor (ii) quoted on Nasdaq; or

                  (vii) the issuance of shares of Common Stock in payment of interest on this Note would result in the Holder (including all Aggregated Persons) beneficially owning more than 4.9% of the Common Stock, determined as provided in the second sentence of Section 2.1.

                  (c) If the Stock Payment Option is elected, the Company shall issue and dispatch or cause to be dispatched to the Holder one or more certificates for the aggregate number of whole shares of Common Stock determined by dividing the per share Computed Price of the Common Stock on the applicable Interest Payment Date into the total amount of lawful money of the United States of America which the Holder would receive if the aggregate amount of interest on this Note which is being paid in shares of Common Stock were being paid in such lawful money; provided, however, that if in connection with any such election the Company shall have failed to deliver the appropriate number of shares of Common Stock to the Holder within three Business Days after the applicable Interest Payment Date, then the Company shall not be entitled to use the Stock Payment Option in respect of such Interest Payment Date, such cash interest shall be immediately due and payable and the Company shall pay the interest for such Interest Payment Date in cash with Default Interest, at the rate provided in the Note, from such Interest Payment Date until paid. No fractional shares will be issued in payment of interest on this Note. In lieu thereof, the Company may, at its option, issue a number of shares of Common Stock which reflects a rounding up to the next whole number or may pay lawful money of the United States of America.

                  (d) If the Company exercises the Stock Payment Option with respect to a payment of interest on this Note, the Company shall deliver to the Holder, on the date on which Payment Shares for such payment of interest on this Note are to be received by the Holder, a Company Certificate setting forth (i) the total amount of the interest payment to which the Holder is entitled, (ii) the portion of the interest payment being made in Payment Shares, (iii) the number of Payment Shares allocable to such payment, as calculated pursuant to this Section 1.1, (iv) any rounding adjustment to such number or any payment necessary to be made pursuant to Section 1.1(c), (v) a brief statement of the facts requiring such adjustment, (vi) the number of Payment Shares issuable with respect to each $100 of interest on this Note after such adjustment and (vii) a brief statement that none of the conditions set forth in Section 1.1(b) has occurred and is existing. Such Company Certificate shall be accompanied by the certificates, each duly issued in the name of the Holder or its nominee, representing the Payment Shares. Such Company Certificate shall be conclusive evidence of the correctness of the calculation of the number of Payment Shares allocable to the payments to which such Company Certificate relates and of any adjustments to such number made pursuant to this Section 1.1 in the absence of manifest error. In addition, on or before the pertinent payment date, the Company shall cause the transfer agent for the Common Stock to prepare and issue the certificates representing the Payment Shares in the name of the Holder before being so delivered by the Company on the payment date.

                  (e) The Payment Shares, when issued pursuant to and in compliance with this Section 1.1, shall be, and for all purposes shall be deemed to be, validly issued, fully paid and nonassessable shares of Common Stock; the issuance and delivery thereof is in all respects hereby authorized; and the issuance thereof, together with lawful money of the United States of America, if any, paid in lieu of fractional shares of such Common Stock, will be, and for all purposes shall be deemed to be, in full discharge and satisfaction of the Company's obligation to pay the interest on this Note to which such Payment Shares relate.

                  1.2 OPTIONAL REDEMPTION BY COMPANY. (a) On any Optional Redemption Date, so long as (x) no Event of Default or Repurchase Event has occurred and is continuing, (y) the Company is in compliance in all material respects with its obligations to the Holder (including, without limitation, its obligations under the Note Purchase Agreement) and (z) on the date the Company gives an Optional Redemption Notice the Company has Cash and Cash
Equivalent Balances (excluding investment securities) which are sufficient, after taking into account the Company's cash requirements during the period from the date such Optional Redemption Notice is given to the applicable Optional Redemption Date, to pay the Optional Redemption Price of this Note and the redemption prices of the Other Notes being redeemed contemporaneously with such redemption of this Note, the Company shall have the right to redeem all or from time to time any portion of this Note at the Optional Redemption Price pursuant to this Section 1.2. In order to exercise its right of redemption under this
Section 1.2, the Company shall give an Optional Redemption Notice to the Holder in the form attached hereto as EXHIBIT H not less than 20 days or more than 30 days prior to the Optional Redemption Date stating that: (1) the Company is exercising its right to redeem a specified portion of this Note in accordance with this Section 1.2, (2) the principal amount of this Note to be redeemed, (3) the Optional Redemption Price and (4) the Optional Redemption Date. On the applicable Optional Redemption Date the Company shall pay to or upon the order of the Holder by wire transfer of immediately available funds to such account as shall be specified for such purpose by the Holder an amount equal to the Optional Redemption Price of the portion of this Note to be redeemed.

                  (b) Notwithstanding the giving of an Optional Redemption Notice, the Holder shall be entitled to convert in accordance with the terms of this Note the portion of this Note which is to be redeemed in accordance with such Optional Redemption Notice by giving a Conversion Notice at any time prior to (1) the date which is one Business Day prior to the applicable Optional Redemption Date or (2) if the Company fails to pay the Optional Redemption Price on the applicable Optional Redemption Date, the date on which the Company pays the Optional Redemption Price of such portion of this Note to the Holder.

                  (c) Any redemption of this Note pursuant to this Section 1.2 shall be made at the same time as a redemption by the Company of a pro rata portion (based on the outstanding principal amounts) of the Other Notes (subject to reduction for conversions prior to redemption). The Company shall not repurchase or otherwise acquire any of the Other Notes (other than a mandatory redemption pursuant to provisions of the Other Notes comparable to Section 2.4) unless the Company offers simultaneously to repurchase or otherwise acquire a pro rata portion (based on outstanding principal amount) of this Note for cash at the same price as the Other Note or Other Notes.

                  1.3 NO PREPAYMENT. Except as otherwise specifically provided in Section 1.2, this Note may not be prepaid, redeemed or repurchased at the option of the Company prior to the Maturity Date.


                                   ARTICLE II

                    CONVERSION; CERTAIN MANDATORY REDEMPTION
                             RIGHTS AND OBLIGATIONS

                  2.1 CONVERSION RIGHT. The Holder shall have the right from and after the Issuance Date and then at any time on or prior to the date this Note is paid in full, to convert at any time all or from time to time any part of the outstanding and unpaid principal amount of this Note of at least $10,000, or such lesser amount as shall remain unpaid at the time of the conversion or may be permitted from time to time by the Company in its discretion, and accrued and unpaid interest on the principal amount to be converted and on any such interest, into fully paid and nonassessable shares of Common Stock at the Conversion Price in effect on the date the applicable Conversion Notice is given in accordance with this Note. Notwithstanding any other provision of this Note, in no event shall the Holder be entitled at any time to convert any portion of the principal amount of this Note (and accrued and unpaid interest thereon and on any such interest) in excess of that portion of the principal amount of this Note (and accrued and unpaid interest thereon and on any such interest) upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder (including shares of Common Stock beneficially owned by all Aggregated Persons) (other than shares of Common Stock deemed beneficially owned by the Holder or any Aggregated Person of the Holder through the ownership of (x) the unconverted portion of the principal amount of this Note and the Other Notes and accrued and unpaid interest thereon and on any such interest and (y) the unconverted or unexercised portion of any instrument which contains limitations similar to those set forth in this sentence) and (2) the number of shares of Common Stock issuable upon conversion of the portion of the principal amount of this Note and accrued and unpaid interest thereon and on any such interest with respect to which the determination in this sentence is being made, would result in beneficial ownership by the Holder and all Aggregated Persons of the Holder of more than 4.9% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act, and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of the immediately preceding sentence. For purposes of the second preceding sentence, the Company shall be entitled to rely, and shall be fully protected in relying, on any statement or representation made by the Holder to the Company in connection with a particular conversion, without any obligation on the part of the Company to make any inquiry or investigation or to examine its records or the records of any transfer agent for the Common Stock and without any liability of the Company with respect thereto. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the sum of (1) that portion of the principal amount of this Note to be converted plus (2) accrued and unpaid interest on such principal amount to the date the Conversion Notice for such conversion is given plus (3) Default Interest, if any, on the amount referred to in the immediately preceding clause (2) to the date such Conversion Notice is given, by the Conversion Price in effect on the date the Conversion Notice for such conversion is given.

                  2.2 AUTHORIZED SHARES. The Company covenants that, during the period the conversion rights exist, the Company will reserve from its authorized and unissued Common Stock [INSERT 150% OF THE AGGREGATE NUMBER OF SHARES ISSUABLE UPON CONVERSION FOR THIS NOTE AND THE OTHER NOTES ON DATE PRIOR TO DATE THIS NOTE IS ISSUED] shares, (such amount to be subject to equitable adjustment from time to time on terms reasonably acceptable to the Majority Holders for (i) stock splits, (ii) stock dividends, (iii) combinations, (iv) capital reorganizations, (v) issuance to all holders of Common Stock of rights or warrants to purchase shares of Common Stock at a price per share less than the Trading Price which would otherwise be applicable, (vi) the distribution by the Company to all holders of Common Stock of evidences of indebtedness of the Company or cash (other than regular quarterly cash dividends), (vii) tender offers by the Company or any subsidiary of the Company or other repurchases of shares of Common Stock in one or more transactions which, individually or in the aggregate, result in the purchase of more than 10% of the Common Stock outstanding and (viii) similar events relating to the Common Stock, in each such case which occur on or after the Execution Date) to provide for the issuance of Common Stock upon the full conversion of this Note and the Other Notes, subject to reduction from time to time by the number of shares of Common Stock issued on conversion of this Note and the Other Notes. The Company shall, from time to time, authorize and reserve additional shares of Common Stock to be issuable pursuant to the terms of this Note as shall be necessary to ensure that an adequate number of shares of Common Stock are at all times authorized and reserved for issuance upon full conversion of this Note and the Other Notes and the payment of interest on this Note in accordance with Section 1.1 and on the Other Notes in accordance with the terms thereof. The Company represents and warrants that upon issuance, such shares of Common Stock will be duly and validly issued, fully paid and non-assessable. The Company agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of and payment of interest on this Note.

                  2.3 METHOD OF CONVERSION. (a) The right of the Holder to convert this Note shall be exercised by delivering (which may be made by telephone line facsimile transmission) to the Conversion Agent at the address or telephone line facsimile transmission number provided in or pursuant to the Transfer Agent Agreement, a Conversion Notice stating the principal amount of this

Note which, together with interest and Default Interest, if any, as provided in this Note, is being converted and the number of shares of Common Stock to be issued upon such conversion. The number of shares of Common Stock to be issued upon each conversion of this Note shall be the number set forth in the applicable Conversion Notice, which number shall be conclusive absent manifest error. The Company shall notify the Holder of any claim by the Company of manifest error in a Conversion Notice within three Business Days after the Holder gives such Conversion Notice and no such claim of error shall limit or delay performance of the Company's obligation to issue upon such conversion the number of shares of Common Stock which are not in dispute. A Conversion Notice shall be deemed for all purposes to be in proper form unless the Company notifies the Holder by telephone line facsimile transmission within three Business Days after a Conversion Notice has been given (which notice from the Company shall specify all defects in the Conversion Notice) and any Conversion Notice containing any such defect shall nonetheless be effective on the date given if the Holder promptly undertakes in writing to correct all such defects. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for the amount of any withholding tax payable in connection with any conversion.

                  (b) If the Holder elects to convert this Note in accordance with Section 2.1, the Holder shall not be required to physically surrender this Note unless the entire unpaid principal amount of this Note is so converted. The Company shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Company shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted as aforesaid the Holder may not transfer this Note unless (1) the Holder first physically surrenders this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note and (2) such transfer is otherwise in compliance with Section 9.7 hereof. THE HOLDER AND ANY ASSIGNEE, BY ACCEPTANCE OF THIS NOTE, ACKNOWLEDGES AND AGREES THAT, BY REASON OF THE PROVISIONS OF THIS PARAGRAPH, FOLLOWING CONVERSION OF A PORTION OF THIS NOTE, THE UNPAID AND UNCONVERTED PRINCIPAL AMOUNT OF THIS NOTE REPRESENTED BY THIS NOTE MAY BE LESS THAN THE AMOUNT STATED ON THE FACE HEREOF. The Company may by notice to the Holder from time to time require the Holder to surrender this
Note in exchange for the issuance by the Company of a new Note in a principal amount equal to the outstanding principal amount of this Note and otherwise having terms identical to this Note.

                  (c) In case of any consolidation or merger of the Company with any other corporation (other than a wholly-owned subsidiary of the Company) in which the Company is not the surviving corporation, or in case of any sale or transfer of all or substantially all of the assets of the Company, or in the case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Company shall make appropriate provision or cause appropriate provision to be made so that the Holder shall have the right thereafter to convert this Note into the kind of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by the persons who were holders of Common Stock immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange and on a basis which preserves the economic benefits of the conversion rights of the Holder on a basis as nearly as practical as such rights existed prior to such consolidation, merger, sale, transfer or share exchange. If, in connection with any such consolidation, merger, sale, transfer or share exchange each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Company shall provide or cause to be provided to the Holder the right to elect prior to completion of such transaction the securities, cash or other assets into which this Note shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made, and the effect of failing to exercise the election). The Company shall not effect any such transaction unless the provisions of this paragraph have been complied with. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

                  Whenever the Company shall propose to take any of the actions specified in this Section 2.3(c), the Company shall cause a notice to be mailed to the Holder at least 20 days prior to the date on which the books of the Company will close or on which the securityholders entitled to participate in such action is to be determined. Such notice shall specify the action proposed to be taken by the Company and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be.

                  (d) Upon receipt by the Conversion Agent from the Holder of a Conversion Notice meeting the requirements for conversion as provided in Section
2.1 and this Section 2.3, the Company shall issue and deliver or cause to be issued and delivered to the Holder certificates for the Common Stock issuable upon such conversion by the close of business on the third Business Day after the date of such receipt, and as of the close of business on the date of receipt of such Conversion Notice the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Conversion Notice in accordance with the terms of this Note, the Company's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion; provided, however, that nothing herein shall limit or prejudice the right of the Company to pursue any such claim in any other manner permitted by applicable law. The occurrence of an event which requires an equitable adjustment of the Trading Price as contemplated by the definition thereof in
Section 7.1 shall in no way restrict or delay the right of the Holder to receive certificates for Common Stock upon conversion of this Note and the Company shall use its best efforts to implement such adjustment on terms reasonably acceptable to the Holder within two Business Days of such occurrence. If the Company fails to issue and deliver the certificates for the Common Stock to the Holder pursuant to the first sentence of this Section 2.3(d) as and when required to do so, in addition to any other liabilities the Company may have hereunder and under applicable law (1) the Company shall pay or reimburse the Holder on demand for all out-of-pocket expenses, including, without limitation, the reasonable fees and expenses of legal counsel, incurred by the Holder as a result of such failure, (2) the percentage used to calculate the Computed Price applicable to such conversion shall be reduced by one-tenth of a percentage point from the percentage otherwise used to calculate the Computed Price applicable to such conversion for each Trading Day during the period from the date the Company was required to deliver such certificates to the date the Company so delivers such certificates; provided, however, that in no event shall any such reduction be made for any Trading Day in such period which is after the date which is 120 days after the date the Company was required to deliver such certificates in connection with such conversion, and
(3) the Holder may by written notice (which may be given by mail, courier, personal service or telephone line facsimile transmission) or oral notice (promptly confirmed in writing) given at any time prior to delivery to the Holder of the certificates for the shares of Common Stock issuable upon such conversion of this Note, rescind such conversion, whereupon the Holder shall have the right to convert this Note thereafter in accordance herewith; provided, however, that the Company shall not be liable to the Holder under the preceding clause (1) or clause (2) to the extent the failure of the Company to deliver or cause to be delivered such shares of Common Stock results from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, act of God or any similar event outside the control of the Company (it being understood that the actions or failure to act of the Conversion Agent shall not be deemed an event outside the control of the Company except to the extent resulting from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, the bankruptcy, liquidation or reorganization of the Conversion Agent under any bankruptcy, insolvency or other similar law or any similar event outside the control of the Conversion Agent). The Holder shall notify the Company in writing (or by telephone conversation, confirmed in writing) as promptly as practicable after becoming aware that shares of Common Stock issued on conversion of this Note have not been received as provided in this Section 2.3(d).

                  (e) No fractional shares of Common Stock shall be issued upon conversion of this Note but, in lieu of any fraction of a share of Common Stock which would otherwise be issuable in respect of the aggregate number of such shares converted at one time by the same holder, the Company may round the number of shares of Common Stock issued on such conversion up to the next highest whole share or may pay lawful money of the United States of America, based on a value of one share of Common Stock being equal to the last sale price of the Common Stock on the date the applicable Conversion Notice is given to the Company, as reported by Bloomberg, L.P.

                  2.4 LIMITATION ON SHARES ISSUABLE ON CONVERSION; MANDATORY REDEMPTION. (a) Notwithstanding any other provision herein, unless the Stockholder Approval shall have been obtained from the stockholders of the Company or waived by Nasdaq, the Company shall not be required to issue upon conversion of this Note a number of shares of Common Stock in excess of the Maximum Share Amount less the number of shares of Common Stock issued pursuant to Section 1.1 from time to time in payment of interest on this Note. The Company shall maintain records which show the number of shares of Common Stock issued by the Company upon conversion from time to time of this Note and issued by the Company pursuant to Section 1.1 in payment of interest on this Note, which records shall be controlling in the absence of manifest error. Upon surrender of this Note for transfer or re-registration hereof (or, at the option of the Holder, for conversion pursuant to Section 2.1 of less than all of this
Note), the Company shall make a notation on the new Note issued upon such transfer or re-registration or evidencing such unconverted portion of this Note, as the case may be, as to the remaining number of shares of Common Stock from the Maximum Share Amount remaining available for conversion of the Note evidenced by such new certificate (including, without limitation, by taking into account the number of shares of Common Stock issued by the Company pursuant to
Section 1.1 in payment of interest on this Note and not previously reflected on the Note so surrendered, as shown on the records maintained by the Company). If this Note is surrendered for split-up into two or more Notes representing an aggregate principal amount equal to the principal amount of this Note at the time so surrendered (as reduced by any contemporaneous conversion of this Note), each Note issued on such split-up shall bear a notation of the portion of the Maximum Share Amount allocated thereto determined by pro rata allocation from among the remaining portion of the Maximum Share Amount allocated to this Note at the time so surrendered. If any Other Note is converted in full, repaid, repurchased or redeemed, all of the portion of the Maximum Share Amount (as defined in such Other Note) allocated to such Other Note which remains unissued after such conversion, repayment, repurchase or redemption shall be re-allocated to this Note and the Other Notes outstanding at the close of business on the date of such conversion, repayment, repurchase or redemption of the Other Note so converted, repaid, repurchased or redeemed pro rata based on the principal amounts outstanding at the close of business on such date.

                  (b) (1) If on any Trading Day the Company shall have then issued upon conversion of and in payment of interest on this Note a number of shares of Common Stock at least equal to the Maximum Share Amount (a "Maximum Share Issuance"), the Company shall promptly, but in no event later than three Business Days after the occurrence, give notice to the Holder in the form attached hereto as EXHIBIT B (by telephone line facsimile transmission at such number as the Holder has specified in writing to the Company for such purposes or, if the Holder shall not have specified any such number, by overnight courier or first class mail, postage prepaid, at the Holder's address as the same appears on the records of the Company) and the Holder may at any time after such occurrence give notice to the Company in the form attached hereto as EXHIBIT C (any such notice, whether given by the Company or the Holder, a "Maximum Share Issuance Notice"). If (x) on any five Trading Days ending on or after the fifth Trading Day after the Issuance Date (the "Inconvertibility Days") within any period of ten consecutive Trading Days the Company would not have been required to convert this Note in full as a consequence of the limitations set forth in
Section 2.4(a) had this Note been converted in full into Common Stock on each such day, determined at the Conversion Price applicable on each such Trading Day and without regard to the limitation, if any, on the Holder contained in the second sentence of Section 2.1 (a "Maximum Share Amount Inconvertibility") or
(y) on any five Inconvertibility Days within any period of ten consecutive Trading Days, notwithstanding Rule 416 under the Act or the provisions of
Section 8(b) of the Note Purchase Agreement, the Registration Statement is not deemed to cover such indeterminate number of shares of Common Stock as shall be issuable upon conversion of this Note based on changes from time to time in the Computed Price, the number of shares of Common Stock issuable upon conversion of this Note in full had this Note been converted in full into Common Stock on each such Trading Day and without regard to the limitation if any on the Holder contained in the second sentence of Section 2.1, would exceed the number of shares of Common Stock covered by the Registration Statement and available for sale by the Holder pursuant to the Registration Statement (a "Registration Restriction Inconvertibility") the Company shall promptly, but in no event later than three Business Days after the occurrence, give notice to the Holder in the form attached hereto as EXHIBIT D (by telephone line facsimile transmission at such number as the Holder has specified in writing to the Company for such purposes or, if the Holder shall not have specified any such number, by overnight courier or first class mail, postage prepaid, at the Holder's address as the same appears on the records of the Company) and the Holder may at any time after such occurrence give notice to the Company in the form attached hereto as EXHIBIT E (any such notice, whether given by the Company or the Holder, an "Inconvertibility Notice").

                  (2) Within five Business Days after the occurrence of a Maximum Share Issuance, the Company shall redeem the outstanding portion of this Note at a price equal to the Redemption Price. If by reason of a Maximum Share Amount Inconvertibility or a Registration Restriction Inconvertibility the Company shall have given any Inconvertibility Notice, or if the Holder shall have given any Inconvertibility Notice, then within five Business Days after the date such Inconvertibility Notice is given, the Holder shall have the right by notice to the Company in the form attached hereto as EXHIBIT F, or by including such notice in the Inconvertibility Notice given by the Holder in the form attached hereto as EXHIBIT E (whether given in the form of Exhibit F or included in any Inconvertibility Notice given by a Holder, a "Holder Redemption Notice") to direct the Company to redeem (A) up to the specified portion of this Note (which, if applicable, shall be all of this Note) as shall not, on the Business Day immediately preceding the date of such redemption, be convertible into shares of Common Stock by reason of the limitations set forth in Section 2.4(a) (determined without regard to the limitation, if any, on the Holder contained in the second sentence of Section 2.1) or (B) up to the specified portion of this Note (which, if applicable, shall be all of this Note) as shall not, on the Business Day immediately preceding the date of such redemption, be convertible into shares of Common Stock which are covered by the Registration Statement and available for sale by the Holder pursuant to the Registration Statement, in either the case of the preceding clause (A) or clause (B) at a price equal to the Redemption Price (such portion, the "Inconvertible Portion") and within five Business Days (the "Mandatory Redemption Period") after a Holder Redemption Notice is given the Company shall redeem such portion of this Note; provided, however, that (1) no such redemption shall be made if prior to the expiration of the applicable Mandatory Redemption Period the Company and the Holder shall, by mutual agreement in the form attached hereto as EXHIBIT G (a "Mandatory Redemption Waiver"), waive the Company's obligation to make such redemption and
(2) during the period ending six months after the Execution Date, the Company shall only be required to redeem that portion of the Note which is requested to be converted into shares of Common Stock pursuant to a pending Conversion Notice and which cannot be so converted by reason of the limitations set forth in
Section 2.4(a) if and so long as the following conditions are met from the date such Inconvertibility Notice is given or is required to have been given until the end of such six-month period: (I) the Registration Statement is effective and available for use by the selling stockholders named therein and (II) the Company maintains Net Cash and Cash Equivalent Balances equal to at least 200% of the aggregate principal amounts of this Note and the Other Notes outstanding from time to time and which in no event shall be less than $10,000,000. If the Company shall have become obligated to redeem all or any portion of this Note pursuant to this Section 2.4 by reason of a Maximum Share Amount Inconvertibility and, prior to the expiration of the Mandatory Redemption Period with respect thereto, the Company would have been able, within the limitations set forth in Section 2.4(a), to satisfy its obligations to the Holder to convert all of this Note (determined without regard to the limitation, if any, on the Holder contained in the second sentence of Section 2.1) on any two Trading Days within any period of five consecutive Trading Days commencing after the period of ten consecutive Trading Days which gave rise to the applicable Inconvertibility Notice from the Company or the Holder, as the case may be, had this Note been surrendered for conversion in full into Common Stock on each of such two Trading Days within such five-Trading-Day period, then the Company shall not be required to redeem any of this Note by reason of such Inconvertibility Notice.

                  (3) The Company shall notify the Holder of any claim by the Company of manifest error in an Inconvertibility Notice or Holder Redemption Notice given by a Holder within three Business Days after the Holder gives such Inconvertibility Notice or Holder Redemption Notice and no such claim or error shall limit or delay performance of the Company's obligation to redeem any Inconvertible Portion which is not in dispute. An Inconvertibility Notice or Holder Redemption Notice given by a Holder shall be deemed for all purposes to be in proper form unless the Company notifies the Holder within three Business Days after an Inconvertibility Notice or Holder Redemption Notice has been given (which notice shall specify all defects in the Inconvertibility Notice or Holder Redemption Notice) and any Inconvertibility Notice or Holder Redemption Notice containing any such defect shall nonetheless be effective on the date given if the Holder promptly undertakes in writing to correct all such defects.

                  (c) Notwithstanding the giving of any Inconvertibility Notice by the Company or the giving or the absence of any Inconvertibility Notice by the Holder or any redemption of any portion of this Note, thereafter the provisions of Section 2.4(b) shall continue to be applicable on any occasion unless, in the case of a Maximum Share Amount Inconvertibility, the Stockholder Approval shall have been obtained or waived by Nasdaq.

                  (d) On each Redemption Date, the Company shall make payment in immediately available funds of the applicable Redemption Price of the portion of this Note to be redeemed on such Redemption Date to the Holder or upon the order of the Holder as specified by the Holder in writing to the Company at least one Business Day prior to such Redemption Date. Upon redemption of less than all of this Note, promptly, but in no event later than three Business Days after surrender of this Note to the Company, the Company shall issue a replacement Note of like tenor for the portion of this Note which has not been redeemed.

                  (e) If the Company shall have failed to pay in full the Redemption Price (other than by reason of a Maximum Share Amount Inconvertibility or a Maximum Share Issuance) or the Repurchase Price, without in any way relieving the Company of its obligation to pay such amount in accordance with Section 2.4(g), for any portion (which, if applicable, may be all) of this Note when the same is due and payable, the Holder shall have the right to convert such portion of this Note into Common Stock in accordance with
Section 2.1 (subject to the numerical limit contained in the second sentence of Section 2.1); provided, however, that the shares of Common Stock received by the Holder upon any such conversion may be subject to restrictions on resale by the Holder arising under applicable securities laws to the extent not registered for resale by the Holder pursuant to the Registration Statement.

                  (f) If the Company shall have failed to pay in full the Redemption Price for any portion (which, if applicable, may be all) of this Note when the same is due and payable by reason of a Maximum Share Amount Inconvertibility or a Maximum Share Issuance and the Stockholder Approval shall not have been obtained, without in any way relieving the Company of its obligation to pay the applicable Redemption Price, upon the written request of the Majority Holders, the Company shall use its best efforts to obtain a waiver from the NASD of the requirement for Stockholder Approval. If such waiver, in form reasonably satisfactory to the Majority Holders, is not obtained within 15 days after the Company's receipt of such request from the Majority Holders, the Company promptly shall call a special meeting of its stockholders, to be held not later than 60 days after the expiration of the foregoing 15-day period, to seek Stockholder Approval for issuance of all shares of Common Stock issuable upon conversion of this Note and the Other Notes in accordance with Section 2.1.

                  (g) If the Holder converts all or any portion of this Note pursuant to Section 2.4(e), the amount of the Redemption Price or Repurchase Price, as the case may be, due to the Holder with respect to the principal amount of this Note so converted shall be reduced by the principal amount of this Note so converted.


                                   ARTICLE III

                                CERTAIN COVENANTS

                  3.1 LIMITATIONS ON CERTAIN INDEBTEDNESS. The Company will not itself, and will not permit any subsidiary of the Company to, create, assume, incur or in any manner become liable in respect of, including, without limitation, by reason of any business combination transaction (all of which are referred to herein as "incurring"), any Indebtedness (other than Excluded Indebtedness) unless (1) immediately after the incurring of such Indebtedness no Event of Default or Repurchase Event shall be continuing and (2) such Indebtedness is unsecured and contains the provisions set forth in EXHIBIT I attached hereto providing for the subordination of such Indebtedness to this Note.

                  3.2 TENDER OFFERS. The Company will not itself, and will not permit any subsidiary of the Company to (1) make any Tender Offer for outstanding shares of Common Stock unless the Company contemporaneously therewith makes an offer or (2) enter into an agreement regarding a Tender Offer for outstanding shares of Common Stock by any person other than the

Company or any subsidiary of the Company unless such person agrees with the Company to make an offer, in either such case, to the Holder to purchase the same percentage of the outstanding principal amount of this Note held by the Holder as the percentage of outstanding shares of Common Stock offered to be purchased in such Tender Offer, at a price equal to the greater of (i) an amount equal to the sum of (1) the sum of (A) the outstanding principal amount of this Note plus (B) accrued and unpaid interest on such principal amount to the date of payment plus (C) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding clause (B) at the rate provided in this Note to the date of purchase pursuant to such Tender Offer plus (2) an amount equal to the product obtained by multiplying (a) the sum of the amounts stated in the immediately preceding clauses (1)(A) and (1)(B) times (b) the quotient (expressed as a percentage) obtained by dividing (A) the amount determined by subtracting from 100% the applicable percentage which would be used to determine the Computed Price on the date of purchase pursuant to such Tender Offer if a Conversion Notice were given by the Holder on such date by (B) the applicable percentage which would be used to determine the Computed Price on the date of purchase pursuant to such Tender Offer if a Conversion Notice were given by the Holder on such date and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock which would, but for the purchase pursuant to such Tender Offer, be issuable on conversion in accordance with Section 2.1 of this Note and any accrued and unpaid interest thereon and any accrued and unpaid Default Interest if a Conversion Notice were given by the Holder on the date of purchase pursuant to such Tender Offer (determined without regard to any limitation on conversion contained in Section 2.1) times (y) the highest price per share of Common Stock paid or payable pursuant to such Tender Offer.

                  3.3 PAYMENT OF OBLIGATIONS. The Company will pay and discharge, and will cause each subsidiary to pay and discharge, when due (i) the Senior Lender Claims and (ii) all their other respective material obligations and liabilities, including, without limitation, tax liabilities, except where such other obligations and liabilities may be contested in good faith by appropriate proceedings.

                  3.4 MAINTENANCE OF PROPERTY; INSURANCE. (a) The Company will keep, and will cause each subsidiary to keep, all material property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

                  (b) The Company will maintain, and will cause each subsidiary to maintain, with financially sound and responsible insurance companies, insurance in at least such amounts and against such risks as are usually insured against in the same geographic region by companies of comparable size that are engaged in the same or a similar business, subject to customary deductibles.

                  3.5 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. The Company will continue, and will cause each subsidiary to continue, to engage in business of the same general type as now conducted by the Company, and will preserve, renew and keep in full force and effect, and will cause each subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective material rights, privileges and franchises necessary or desirable in the normal conduct of business.

                  3.6 COMPLIANCE WITH LAWS. The Company will comply, and will cause each subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities and courts (including, without limitation, environmental laws) except (i) where compliance therewith is contested in good faith by appropriate proceedings or (ii) where non-compliance therewith could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company and its subsidiaries taken as a whole.

                  3.7 INVESTMENT COMPANY ACT. The Company will not be or become an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended.

                  3.8 TRANSACTIONS WITH AFFILIATES. The Company will not, and will not permit any subsidiary to, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or Indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Indebtedness, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with any joint enterprise or other joint arrangement with, any Affiliate of the Company, except, on terms to the Company or such subsidiary no less favorable than terms that could be obtained by the Company or such subsidiary from a Person that is not an Affiliate of the Company, as determined in good faith by the Board of Directors of the Company.


                                   ARTICLE IV

                                EVENTS OF DEFAULT

                  If any of the following events of default (each, an "Event of Default") shall occur:

                  4.1 FAILURE TO PAY PRINCIPAL OR INTEREST. The Company fails
(a) to pay the principal, Optional Redemption Price, Redemption Price or Repurchase Price hereof when due, whether at maturity, upon redemption, upon acceleration or otherwise, as applicable, or (b) to pay any installment of interest hereon when due and, in the case of this clause (b) of this Section 4.1 only, such failure continues for a period of five (5) Business Days after the due date thereof;

                  4.2 CONVERSION AND THE SHARES. The Company fails to issue or cause to be issued shares of Common Stock to the Holder upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note or fails to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Note or in payment of interest on this Note as and when required by this Note, the Note Purchase Agreement and the Transfer Agent Agreement;

                  4.3 BREACH OF COVENANT. The Company (a) fails to comply with
Section 3.1 of this Note or (b) breaches any other material covenant or other material term or condition of this Note (other than as specifically provided in Sections 4.1, 4.2 and 4.3(a) hereof), the Note Purchase Agreement, the Security Agreement or the Transfer Agent Agreement, and in the case of this clause (b) of this Section 4.3 only, such breach continues for a period of ten (10) days after written notice thereof to the Company from the Holder;

                  4.4 BREACH OF REPRESENTATIONS AND WARRANTIES. Any representation or warranty of the Company made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Note Purchase Agreement, the Security Agreement and the Transfer Agent Agreement) shall be false or misleading in any material respect when made;

                  4.5 CERTAIN VOLUNTARY PROCEEDINGS. The Company or any material subsidiary of the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall admit in writing its inability generally to pay its debts as they become due;

                  4.6 CERTAIN INVOLUNTARY PROCEEDINGS. An involuntary case or other proceeding shall be commenced against the Company or any material subsidiary of the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days;

                  4.7 JUDGMENTS. Any court of competent jurisdiction shall enter one or more final judgments against the Company or any subsidiary of the Company or any of their respective properties or other assets in an aggregate amount in excess of $500,000, which is not vacated, bonded, stayed, discharged, satisfied or waived for a period of thirty (30) consecutive days; provided, however, that in the case of a judgment any portion of which is by the terms of such judgment payable more than one year after the date such judgment is entered, no Event of Default shall be deemed to occur pursuant to this Section 4.7 if and so long as such judgment does not require the Company to pay more than $1,000,000 in any 360-day period and the Company makes all payments due under such judgment when due;

                  4.8 DEFAULT UNDER OTHER AGREEMENTS. (a) the Company or any subsidiary shall (i) default in any payment with respect to any indebtedness for borrowed money (other than this Note) which indebtedness has an outstanding principal amount in excess of $750,000 individually or $1,500,000 in the aggregate for the Company and its subsidiaries, beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created or (ii) default in the observance or performance of any agreement, covenant or condition relating to any such indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such indebtedness to become due prior to its stated maturity and such default or event shall continue beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created (after giving effect to any consent or waiver obtained and then in effect thereunder); or (b) any indebtedness of the Company or any of its subsidiaries which has an outstanding principal amount in excess of $750,000 individually or $1,500,000 in the aggregate shall, in accordance with its terms, be declared to be due and payable, or required to be prepaid other than by a regularly scheduled or required payment prior to the stated maturity thereof;

                  4.9 DELISTING OF COMMON STOCK. The Common Stock shall cease to be listed on any of Nasdaq, the NYSE or the AMEX; or

                  4.10 SECURITY AGREEMENT. The occurrence of any Event of Default (as defined in the Security Agreement);

then upon the occurrence and during the continuation of any Event of Default specified in Section 4.1, 4.2, 4.3, 4.4, 4.7, 4.8, 4.9, or 4.10 at the option of the Holder the Company shall, and upon the occurrence of any Event of Default specified in Section 4.5 or 4.6, the Company shall, pay to the Holder an amount equal to the sum of (1) the product obtained by multiplying (a) the sum of (A) the outstanding principal amount of this Note plus (B) accrued and unpaid interest on such principal amount to the date of payment times (b) the applicable Acceleration Percentage plus (2) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding clause (B) at the rate provided in this Note to the date of payment, and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity, including all rights and remedies under or in connection with the Security Agreement.


                                    ARTICLE V

                       REPURCHASE UPON A REPURCHASE EVENT

                  5.1 REPURCHASE RIGHT UPON REPURCHASE EVENT. If there shall occur a Repurchase Event, then the Holder shall have the right, at the Holder's option, to require the Company to repurchase all of this Note, or any portion hereof (in a minimum principal amount of $100,000 or integral multiples thereof (or such lesser remaining principal amount of this Note)), on the repurchase date that is five Business Days after the date of the Holder Notice delivered with respect to such Repurchase Event. The Holder shall have the right to require the Company to repurchase all or any such portion of this Note if a Repurchase Event occurs at any time while any portion of the principal amount of this Note is outstanding at a price equal to the Repurchase Price; provided, however, that if such right to require repurchase of this Note arises solely by reason of an event specified in clause (c) of the definition of Repurchase Event and such merger, consolidation or other business combination transaction (1) is intended to qualify as a pooling of interests under the Pooling Standards and
(2) but for the exercise of repurchase rights under Section 5.1 of this Note and
Section 5.1 of the Other Notes, would qualify as a pooling of interests under the Pooling Standards, then the Holder shall be entitled to require the Company to repurchase up to that portion of this Note as shall represent the pro rata amount of the aggregate maximum amount of this Note and all Other Notes as may be repurchased by the Company without causing such merger, consolidation or other business combination transaction to cease to qualify as a pooling of interests for purposes of the Pooling Standards.

                  5.2 NOTICES; METHOD OF EXERCISING REPURCHASE RIGHTS, ETC. (a) On or before the fifth (5th) Business Day after the occurrence of a Repurchase Event, the Company shall give to the Holder a Company Notice of the occurrence of the Repurchase Event and of the repurchase right set forth herein arising as a result thereof. Such Company Notice shall set forth:

                  (i) the date by which the repurchase right must be exercised, and

                  (ii) a description of the procedure (set forth below) which the Holder must follow to exercise the repurchase right.

No failure of the Company to give a Company Notice or defect therein shall limit the Holder's right to exercise the repurchase right or affect the validity of the proceedings for the repurchase of this Note or portion hereof.

                  (b) To exercise the repurchase right, the Holder shall deliver to the Company on or before the thirtieth (30th) day after the Company Notice (or if no such Company Notice has been given, within forty (40) days after the Holder first learns of the Repurchase Event) (i) a Holder Notice setting forth the name of the Holder and the principal amount of this Note to be repurchased, and (ii) this Note, duly endorsed for transfer to the Company of the portion of the principal amount of this Note to be repurchased. Such notice by the Holder may be revoked by the Holder at any time prior to the time the Company pays the applicable Repurchase Price to the Holder.

                  5.3 OTHER. (a) If the Company fails to repurchase on the applicable repurchase date this Note (or portion hereof) as to which the repurchase right has been properly exercised pursuant to this Article V, then the Repurchase Price for the portion (which, if applicable, may be all) of this Note which is required to have been so repurchased shall bear interest to the extent not prohibited by applicable law from the applicable repurchase date until paid at the Default Rate.

                  (b) If a portion of this Note is to be repurchased, upon surrender of this Note to the Company in accordance with the terms of this
Article V, the Company shall execute and deliver to the Holder without service charge, a new Note or Notes, having the same date hereof and containing identical terms and conditions, in such denomination or denominations as requested by the Holder in aggregate principal amount equal to, and in exchange for, the unrepurchased portion of the principal amount of the Note so surrendered.

                  (c) The Company shall notify the Holder of any claim by the Company of manifest error in a Holder Notice within three Business Days after the Holder gives such notice and no such claim of error shall limit or delay performance of the Company's obligation to repurchase such portion of the Note which is not in dispute and (ii) such notice shall be deemed for all purposes to be in proper form unless the Company notifies the Holder within three Business Days after such notice has been given (which notice from the Company shall specify all defects in such notice) and any Holder Notice containing any such defect shall nonetheless be effective on the date given if the Holder promptly undertakes in writing to correct all such defects.


                                   ARTICLE VI

                               PAYMENT AT MATURITY

                  6.1 HOLDER ELECTION. The Holder shall have the right, exercisable at any time prior to the Maturity Date (or such later date as the Company may permit) by giving a Final Conversion Election, to elect that upon the Maturity Date the outstanding amount of this Note shall be converted into shares of Common Stock in accordance with Section 2.1. The Holder may make such election by giving notice of the Final Conversion Election at any time prior to the Maturity Date. If the Holder gives a Final Conversion Election, then on the Maturity Date the outstanding amount of this Note shall be converted into the number of shares of Common Stock determined in accordance with Section 2.1 (determined without regard to the limitation, if any, on the Holder contained in the second sentence of Section 2.1). Such conversion, however, shall be subject to the limitations contained in Section 2.4. The Company shall notify the Holder of any claim by the Company of manifest error in a Final Conversion Election within three Business Days after the Holder gives such Final Conversion Election and no such claim or error shall limit or delay performance of the Company's obligation to issue upon such conversion the number of shares of Common Stock which are not in dispute. A Final Conversion Election shall be deemed for all purposes to be in proper form unless the Company notifies the Holder within three Business Days after a Final Conversion Election has been given (which notice shall specify all defects in the Final Conversion Election) and any Final Conversion Election containing any such defect shall nonetheless be effective on the date given if the Holder promptly undertakes in writing to correct all such defects.

                  6.2 FINAL MATURITY NOTE ISSUANCE. (a) If the Holder fails timely to make the Final Conversion Election, then as of the Maturity Date of this Note, the Company shall issue to the Holder a Final Maturity Note in the principal amount herein provided. The principal amount of the Final Maturity Note shall be (a) the sum of (1) the outstanding principal amount of this Note,
(2) the amount of accrued and unpaid interest on such principal amount to the Maturity Date and (3) Default Interest, if any, on the amount referred to in the immediately preceding clause (2) to the Maturity Date less (b) the sum of (1) the principal amount of this Note, if any, which on the

Maturity Date is inconvertible pursuant to Section 2.4, (2) accrued and unpaid interest on such principal amount to the Maturity Date and (3) Default Interest, if any, on the amount referred to in the immediately preceding clause (2) to the Maturity Date. Notwithstanding the issuance of the Final Maturity Note, the Company shall remain liable for payment of all unpaid amounts due under this Note which are not included in the principal amount of the Final Maturity Note, including, without limitation, the Redemption Price and the Repurchase Price. If the Holder shall have failed to give a Final Conversion Election prior to the Maturity Date, then prior to issuance of the Final Maturity Note, the Company shall have the right within 15 days after the Maturity Date to contact the Holder and for a period of 15 days after such notice to seek a Final Conversion Election from the Holder; provided, however, that if the Holder fails to give a Final Conversion Election within such 15 days, the Company shall immediately issue the Final Maturity Note, which shall be dated the Maturity Date.

                  (b) The Holder of this Note by its acceptance hereof, acknowledges and agrees that the Final Maturity Note shall bear a restrictive legend in substantially the following form (and a stop-transfer order to such effect may be placed against transfer of the Final Maturity Note):

         This Final Maturity Note has not been registered under the Securities Act of 1933, as amended or any state securities laws. This Final Maturity Note has been acquired for investment only and may not be sold, transferred or assigned in the absence of such registration or an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that such registration is not required.

         This Final Maturity Note may not be transferred except as provided in
         Section 3.7.


                                   ARTICLE VII

                                   DEFINITIONS

                  7.1 CERTAIN DEFINED TERMS. (a) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Note.

                  (b) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Acceleration Percentage" means with respect to the date of payment of the outstanding principal amount and interest on this Note as adjusted pursuant to the formula set forth in the last paragraph of Article IV, the applicable percentage set forth below determined with respect to such date as follows:

    Date                                                             Percentage
    ----                                                             ----------
    Issuance Date to and including the date which is 89 days
    after the Execution Date                                            112%

    90th through 179th day after the Execution Date                     114%

    180th through 269th day after the Execution Date                    116%

    On and after the 270th day after the Execution Date                 118%

                  "Act" means the Securities Act of 1933, as amended.

                  "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the subject Person, including, without limitation, an investment fund which has the same investment advisor as the Holder.

                  "Aggregated Person" means any person whose beneficial ownership of shares of Common Stock would be aggregated with the Holder's beneficial ownership of shares of Common Stock for purposes of Section 13(d) of the 1934 Act and Regulation 13D-G thereunder.

                  "AMEX" means the American Stock Exchange, Inc.

                  "Applicable Rate" means five-and-one-half percent (5.5%) per annum.

                  "Bankruptcy Code" means the federal bankruptcy law of the United States as from time to time in effect (Title 11 of the United States Code on the date of this Note); and references in this Note to sections of the Bankruptcy Code in effect on the date of this Note shall refer to comparable sections of any revised version thereof if section numbering is changed.

                  "Blackout Period" shall have the meaning provided in the Note Purchase Agreement.

                  "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

                  "Cash and Cash Equivalent Balances" of the Company at any date shall be determined from the Company's books maintained in accordance with Generally Accepted Accounting Principles, and shall mean the sum of (1) the cash owned by the Company on such date and (2) all assets which would on a balance sheet of the Company prepared as of such date in accordance with Generally Accepted Accounting Principles be classified as cash or cash equivalents.

                  "Claim" means the Senior Lender Claims and/or the Holder Claims, as applicable.

                  "Collateral" means all items or categories of assets owned by the Company in which one or more of the Lenders has a security interest.

                  "Collateral Agent" means First Trust of California, N.A., as Collateral Agent under the Security Agreement.

                  "Common Stock" shall mean the Common Stock, $.001 par value, of the Company or any shares of capital stock of the Company into which such stock shall be changed or reclassified after the date of original issuance of this Note.

                  "Company" shall have the meaning provided in the first paragraph of this Note.

                  "Company Certificate" means a certificate of the Company signed by an Officer.

                  "Company Notice" means a Company Notice in the form attached hereto as EXHIBIT J.

                  "Computed Price" for any date

                  (1) during the period commencing on the Issuance Date and ending on the date which is 119 days after the Execution Date, means 100% of the lowest per share Trading Price during the applicable Measurement Period in a trade in which neither the Holder nor any Person acting on behalf of or in concert with the Holder was the seller; and

                  (2) on and after the date which is 120 days after the Execution Date, means 90% of the lowest per share Trading Price during the applicable Measurement Period in a trade in which neither the Holder nor any Person acting on behalf of or in concert with the Holder was the seller;

                  "Conversion Agent" means Boston EquiServe, Servicing Agent for BankBoston, N.A., and its successor or such other person who shall be serving as transfer agent and registrar for the Common Stock and who shall have been authorized by the Company to act as conversion agent for the Note in accordance with the Transfer Agent Agreement and the name, address and telephone number of whom shall have been given to the Holder by notice from the Company.

                  "Conversion Notice" means a Notice of Conversion of Senior Subordinated Convertible Note substantially in the form attached hereto as EXHIBIT A, properly completed and duly executed by the Holder or the Holder's attorney-in-fact.

                  "Conversion Price" means on any date the Computed Price for such date; provided, however, that during the period from the Issuance Date to and including the date which is 90 days after the Execution Date in no event shall the Conversion Price be less than $5.50 (subject to equitable adjustment from time to time on terms reasonably acceptable to the Majority Holders for (i) stock splits, (ii) stock dividends, (iii) combinations, (iv) capital reorganizations, (v) issuance to all holders of Common Stock of rights or warrants to purchase shares of Common Stock at a price per share less than the Trading Price which would otherwise be applicable, (vi) the distribution by the Company to all holders of Common Stock of evidences of indebtedness of the Company or cash (other than regular quarterly cash dividends), (vii) tender offers by the Company or any subsidiary of the Company or other repurchases of shares of Common Stock in one or more transactions which, individually or in the aggregate, result in the purchase of more than 10% of the Common Stock outstanding and (viii) similar events relating to the Common Stock, in each such case which occur on or after the Execution Date) regardless of the Conversion Price otherwise determined in accordance with the terms of this Note.

                  "Default Interest" shall have the meaning provided in the first paragraph of this Note.

                  "Default Rate" means 12 percent per annum (or such lesser rate equal to the highest rate permitted by applicable law); provided, however, that if the SEC Effective Date has not occurred on or before the 75th day after the Issuance Date, the Default Rate shall be 18 percent per annum (or such lesser rate equal to the highest rate permitted by applicable law) from the Issuance Date until the SEC Effective Date.

                  "Enforcement Action" means, with respect to any Lender and with respect to any Claim of such Lender or any item of Collateral in which such Lender has or claims a security interest, lien or right of offset, any action, whether judicial or nonjudicial, to repossess, collect, accelerate, offset, recoup, give notification to third parties with respect to, sell, dispose of, foreclose upon, give notice of sale, disposition, or foreclosure with respect to, or obtain equitable or injunctive relief with respect to, such Claim or Collateral, including, without limitation, the filing by any Lender of, or the joining in the filing by any Lender of, an involuntary bankruptcy or insolvency proceeding against the Company also is an Enforcement Action.

                  "Event of Default" shall have the meaning provided in Article IV.

                  "Excluded Indebtedness" means (i) Indebtedness which is outstanding and which would be reflected on a balance sheet of the Company as of the Execution Date prepared in accordance with Generally Accepted Accounting Principles and (ii) Indebtedness incurred to finance the lease or purchase of and secured by equipment used in the Company's business the outstanding amount thereof which does not exceed $5,000,000 during the first year after the Execution Date, $15,000,000 during the second year after the Execution Date and $30,000,000 during the third year after the Execution Date.

                  "Execution Date" means [BEFORE ISSUANCE INSERT DATE OF EXECUTION AND DELIVERY OF NOTE PURCHASE AGREEMENT], 1997

                  "Final Conversion Election" means a Holder Notice of Final Conversion of Senior Subordinated Convertible Note in the form attached hereto as EXHIBIT K.

                  "Final Maturity Note" shall mean a promissory note issued by the Company in the form attached hereto as EXHIBIT M.

                  "Generally Accepted Accounting Principles" for any Person means the generally accepted accounting principles and practices applied by such Person from time to time in the preparation of its audited financial statements.

                  "Holder" shall have the meaning provided in the first paragraph of this Note.

                  "Holder Claims" means any and all present and future "claims" (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claim would be disallowed under the Bankruptcy Code) of the Holder now or hereafter arising or existing under or relating to the Note Purchase Agreement, this Note and the Security Agreement, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty or a letter of credit, and whether arising under contract, in tort, by law or otherwise, any interest or fees thereon (including interest or fees that accrue after the filing of a petition by or against the Company under the Bankruptcy Code, irrespective of whether allowable under the Bankruptcy Code), any costs of Enforcement Actions, including reasonable attorneys' fees and costs, and any prepayment or termination premiums.

                  "Holder Notice" means a Holder Notice in the form attached hereto as EXHIBIT K.

                  "Holder Redemption Notice" shall have the meaning provided in
Section 2.4(b).

                  "Inconvertibility Days" shall have the meaning provided in
Section 2.4(b).

                  "Inconvertibility Notice" shall have the meaning provided in
Section 2.4(b).

                  "Inconvertible Portion" shall have the meaning provided in
Section 2.4(b).

                  "Indebtedness" as used in reference to any Person means all indebtedness of such person for borrowed money, the deferred purchase price of property, goods and services and obligations under leases which are required to be capitalized in accordance with Generally Accepted Accounting Principles and shall include all such indebtedness guaranteed in any manner by such person or in effect guaranteed by such person through a contingent agreement to purchase and all indebtedness for the payment or purchase of which such person has contingently agreed to advance or supply funds and all indebtedness secured by mortgage or other lien upon property owned by such person, although such person has not assumed or become liable for the payment of such indebtedness, and, for all purposes hereof, such indebtedness shall be treated as though it has been assumed by such person.

                  "Interest Payment Dates" shall have the meaning provided in the first paragraph of this Note.

                  "Insolvency Event" means any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the property of the Company or the proceeds thereof to the creditors of the Company, or the readjustment of the Claims, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Claims, or the application of the property of the Company to the payment or liquidation thereof, or upon the dissolution or other winding up of the Company's business.

                  "Issuance Date" means the date this Note was issued to the original Holder of this Note.

                  "Lender" or "Lenders" means either of the Senior Lender and the Holder.

                  "Majority Holders" means at any time the holders of this Note and the Other Notes which hold Notes and Other Notes which, based on the original principal amount thereof, represent a majority of the original aggregate principal amount of this Note and the Other Notes, whether or not outstanding at such time.

                  "Mandatory Redemption Period" shall have the meaning provided in Section 2.4(b).

                  "Mandatory Redemption Waiver" means a Mandatory Redemption Waiver in the form attached hereto as EXHIBIT G.

                  "Market Price" of any security on any date shall mean the last reported sale price of such security on such date on Nasdaq or such other securities exchange or other market on which such security is listed for trading which constitutes the principal securities market for such security, as reported by Nasdaq or such exchange or other market.

                  "Maturity Date" shall have the meaning provided in the first paragraph of this Note.

                  "Maximum Share Amount" means [INSERT PRO RATA PORTION OF 3,475,000] shares (such amount to be subject to equitable adjustment from time to time on terms reasonably acceptable to the Holder for (i) stock splits, (ii) stock dividends, (iii) combinations, (iv) capital reorganizations, (v) issuance to all holders of Common Stock of rights or warrants to purchase shares of Common Stock at a price per share less than the Trading Price which would otherwise be applicable, (vi) the distribution by the Company to all holders of Common Stock of evidences of indebtedness of the Company or cash (other than regular quarterly cash dividends), (vii) tender offers by the Company or any subsidiary of the Company or other repurchases of shares of Common Stock in one or more transactions which, individually or in the aggregate, result in the purchase of more than 10% of the Common Stock outstanding and (viii) similar events relating to the Common Stock, in each such case which occur on or after the Execution Date) of Common Stock.

                  "Measurement Period" means, (1) with respect to any date during the period commencing on the Execution Date and ending on the date which is 119 days after the Execution

Date, the period of nine (9) consecutive Trading Days ending one Trading Day prior to such date; and (2) with respect to any date on or after the date which is 120 days after the Execution Date, the period of twelve (12) consecutive Trading Days ending one Trading Day prior to such date.

                  "MMC/GATX Loan Agreement" means the Loan and Security Agreement, dated as of May 7, 1997, between the Senior Lender and the Company, as amended.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "Nasdaq" means the Nasdaq National Market.

                  "1934 Act" shall have the meaning provided in Section 2.1.

                  "Net Cash and Cash Equivalent Balances" means at any time the Company's Cash and Cash Equivalent Balances less the sum of (1) the amount of any outstanding Indebtedness of any Person which is secured in whole or in part by Cash and Cash Equivalent Balances plus (2) the maximum amount which is not outstanding and which may be borrowed pursuant to any revolving credit facility or any commitment to lend of or to any Person which at the time it becomes outstanding will be secured in whole or in part by Cash and Cash Equivalent Balances.

                  "Note" shall have the meaning provided in Section 9.3.

                  "Noteholder Collateral Account" means the "Collateral Account" as defined in the Security Agreement.

                  "Note Purchase Agreement" shall mean the Note Purchase Agreement, dated as of June 30, 1997, by and between the Company and the original Holder of this Note.

                  "NYSE" shall mean the New York Stock Exchange, Inc.

                  "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, any Senior Vice President or the Chief Financial Officer of the Company.

                  "Optional Redemption Date" means any Business Day on or after [INSERT DATE WHICH IS 18 MONTHS AFTER EXECUTION OF NOTE PURCHASE
AGREEMENT], 1998.

                  "Optional Redemption Notice" means an Optional Redemption Notice in the form attached hereto as EXHIBIT H.

                  "Optional Redemption Price" means an amount in cash equal to the sum of (1) the product obtained by multiplying (A) the sum of (i) the portion of the outstanding principal amount of this Note to be redeemed by the Company as set forth in an Optional Redemption Notice plus (ii) accrued and unpaid interest on such principal amount to the Optional Redemption Date times
(B) 130% plus (2) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding clause (1)(A)(ii) at the rate provided in this Note to the Optional Redemption Date. The Optional Redemption Price shall be adjusted to reflect the reduced outstanding principal amount of the Note and related accrued interest on the Optional Redemption Date resulting from any permitted conversions of the Note after the Optional Redemption Notice is given.

                  "Other Notes" means the several Senior Subordinated Convertible Notes issued pursuant to the Other Note Purchase Agreements.

                  "Other Note Purchase Agreements" means the several Note Purchase Agreements, dated as of the date of the Note Purchase Agreement, between the Company and the several buyers named therein.

                  "Payment Shares" shall mean the shares of Common Stock issued or to be issued by the Company in payment of interest on this Note in accordance with Section 1.1.

                  "Person" means an individual, partnership, corporation, trust or incorporated organization, and a government or a governmental agency or political subdivision.

                  "Pooling Standards" means Opinion No. 16 of the Accounting Principles Board (or any successor accounting standard of the Financial Accounting Standards Board) and any applicable requirements of the SEC relating to pooling of interests accounting for business combination transactions, in each case as in effect from time to time.

                  "Redemption Date" means a date on which the Company is required to redeem all or any portion of this Note as provided in Section 2.4.

                  "Redemption Percentage" means with respect to each Redemption Date, the applicable percentage set forth below determined with respect to such date as follows:

    Redemption Date                                                  Percentage
    ---------------                                                  ----------
    Issuance Date to and including the date which is 89 days
    after the Execution Date                                            112%

    90th through 179th day after the Execution Date                     114%

    180th through 269th day after the Execution Date                    116%

    On and after the 270th day after the Execution Date                 118%

                  "Redemption Price" means an amount in cash equal to the sum of
(1) the product obtained by multiplying (A) the sum of (i) the principal amount of this Note to be redeemed on a particular Redemption Date plus (ii) accrued and unpaid interest on such principal amount to such Redemption Date times (B) the applicable Redemption Percentage plus (2) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding clause
(1)(A)(ii) at the rate provided in this Note to such Redemption Date.

                  "Registration Restriction Inconvertibility" shall have the meaning provided in Section 2.4(b).

                  "Registration Statement" means the Registration Statement required to be filed by the Company with the SEC pursuant to Section 8(a) of the Note Purchase Agreement.

                  "Repurchase Event" means the occurrence of any one or more of the following events:

                  (a) For any period of five consecutive Trading Days following the date hereof there shall be no reported sale price of the Common Stock on any of Nasdaq, the NYSE or the AMEX;

                  (b) The Common Stock ceases to be listed for trading on Nasdaq, the NYSE or the AMEX;

                  (c) Any consolidation or merger of the Company or any subsidiary of the Company with or into another entity or other business combination transaction involving the Company or any subsidiary of the Company (other than a merger or consolidation of a subsidiary of the Company into the Company or a wholly-owned subsidiary of the Company) where the shareholders of the Company immediately prior to such transaction do not collectively own at least 51% of the outstanding voting securities of the surviving corporation of such consolidation or merger immediately following such transaction; or the sale of all or substantially all of the assets of the Company and its subsidiaries;

                  (d) The adoption of any amendment to the Company's Certificate of Incorporation (other than any certificate designating a series of preferred stock of the Company) which materially and adversely affects the rights of the Holder in respect of its interest in the Common Stock in a different and more adverse manner than it affects the rights of holders of Common Stock generally or the taking of any other action which materially and adversely affects the rights of the Holder;

                  (e) The inability of the Holder for (x) (i) 20 days (whether or not consecutive) or (ii) if in accordance with Section 8(b)(5)(B) of the Note Purchase Agreement the Company elects a Blackout Period of up to 30 consecutive days, such greater number of days as shall equal the number of days the Blackout Period so elected is in effect (but in no event more than 30 days), in either the case of such clause (i) or such clause (ii) during the period commencing on the SEC Effective Date and ending on the first anniversary of the Issuance Date or (y) 60 days (whether or not consecutive) during the period from the SEC Effective Date to the Maturity Date, to sell shares of Common Stock issued upon conversion of this Note pursuant to the Registration Statement required to be filed by the Company pursuant to the Note Purchase Agreement (1) by reason of the requirements of the Act, the 1934 Act or any of the rules or regulations under either thereof or (2) due to the Registration Statement containing any untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading or other failure of the Registration Statement to comply with the rules and regulations of the SEC; or

                  (f) The occurrence of any Event of Default specified in
         Article IV of this Note.

                  "Repurchase Percentage" means with respect to the date of repurchase following a Repurchase Event pursuant to Section 5.1 and Section 5.2, the applicable percentage set forth below determined with respect to such date as follows:

    Date                                                             Percentage
    ----                                                             ----------
    Issuance Date to and including the date which is 89 days
    after the Execution Date                                            112%

    90th through 179th day after the Execution Date                     114%

    180th through 269th day after the Execution Date                    116%

    On and after the 270th day after the Execution Date                 118%

                  "Repurchase Price" means an amount equal to the sum of (1) the product obtained by multiplying the outstanding principal amount of this Note to be repurchased pursuant to Sections 5.1 and 5.2 times the applicable Repurchase Percentage plus (2) accrued and unpaid interest on such principal amount to the date of such repurchase plus (3) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding clause (1)(B) at the rate provided in this Note to the date of repurchase.

                  "SEC" means the Securities and Exchange Commission.

                  "SEC Effective Date" means the date on which the Registration Statement is first declared effective by the SEC.

                  "Security Agreement" shall mean the Pledge and Security Agreement, dated as of _________________, 1997, by and between the Company and the Collateral Agent.

                  "Senior Indebtedness" shall have the meaning provided in
EXHIBIT I hereto.

                  "Senior Lender" means MMC/GATX Partnership No. I, a California general partnership.

                  "Senior Lender Claims" means any and all present and future "claims" (used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claim would be disallowed under the Bankruptcy Code) of the Senior Lender now or hereafter arising or existing under or relating to the MMC/GATX Loan Agreement, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty or a letter of credit, and whether arising under contract, in tort, by law, or otherwise, any interest or fees thereon (including interest or fees that accrue after the filing of a petition by or against the Company under the Bankruptcy Code, irrespective of whether allowable under the Bankruptcy Code), any costs of Enforcement Actions, including reasonable attorneys' fees and costs, and any prepayment or termination premiums.

                  "Shares" means the shares of Common Stock issuable upon conversion of the Note and the Payment Shares.

                  "Standstill Notice Date" means the date on which the Senior Lender receives from either the Company or the Holder written notice of (i) the occurrence of an Event of Default or (ii) the Company's receipt of a Holder Notice or a Holder Redemption Notice, as the case may be, such notice to be given to the Senior Lender in accordance with Section 9.2.

                  "Standstill Period" means the period commencing on the date an Event of Default occurs or the Holder gives a Holder Notice or a Holder Redemption Notice to the Company and ending at 12:00 noon, New York City time, on the fifth Business Day after the Standstill Notice Date; provided, however, that if prior to 12:00 noon, New York City time, on such fifth Business Day (i) the outstanding Senior Lender Claims are paid in full, the Standstill Period shall end at the time of such payment or (ii) the Senior Lender shall have accelerated all outstanding Senior Lender Claims and declared the same to be immediately due and payable and shall have provided notice of such acceleration to the Holder, the Standstill Period shall end when such Senior Lender Claims are paid in full.

                  "Stock Payment Option" shall have the meaning provided in
Section 1.1(a).

                  "Stockholder Approval" means the approval by a majority of the votes cast by the holders of shares of Common Stock (in person or by proxy) at a meeting of the stockholders of the Company (duly convened at which a quorum was present), or a written consent of holders of shares of Common Stock entitled to such number of votes given without a meeting, of the issuance by the Company of 20% or more of the outstanding Common Stock of the Company for less than the greater of the book or market value of such Common Stock on conversion of the Note and the Other Notes, as and to the extent required under Rule 4460(i) of Nasdaq (or any successor or replacement provision thereof).

                  "Tender Offer" means a tender offer or exchange offer.

                  "Trading Day" means a day on which either the national securities exchange or Nasdaq which then constitutes the principal securities market for the Common Stock is open for general trading.

                  "Trading Price" on any date means the lowest sale price (regular way) for one share of the Common Stock on such date, on the first applicable among the following: (a) the national securities exchange on which the shares of Common Stock are listed which constitutes the principal securities market for the Common Stock or (b) Nasdaq, in either case as reported by Bloomberg, L.P. (subject to equitable adjustment from time to time on terms reasonably acceptable to the Majority Holders for (i) stock splits, (ii) stock dividends, (iii) combinations, (iv) capital reorganizations, (v) issuance to all holders of Common Stock of rights or warrants to purchase shares of Common Stock at a price per share less than the Trading Price which would otherwise be applicable, (vi) the distribution by the Company to all holders of Common Stock of evidences of indebtedness of the Company or cash (other than regular quarterly cash dividends), (vii) tender offers by the Company or any subsidiary of the Company or other repurchases of shares of Common Stock in one or more transactions which, individually or in the aggregate, result in the purchase of more than 10% of the Common Stock outstanding and (viii) similar events relating to the Common Stock, in each such case which occur on or after the Execution
Date); provided, however, that if on any Trading Day there shall be no reported sale price (regular way) of such security, the "Trading Price" on such Trading Day shall be the lowest sale price (regular way) of such security on the Trading Day next preceding such Trading Day on which a sale price (regular way) for such security has been so reported.

                  "Transaction Documents" means this Note, the Note Purchase Agreement, the Final Maturity Note, the Security Agreement and the other agreements, instruments and documents contemplated hereby and thereby.

                  "Transfer Agent Agreement" means the Transfer Agent Agreement by and among the Company, the Conversion Agent and the original holder of this Note and the Other Notes.


                                  ARTICLE VIII

                                  SUBORDINATION

                  8.1 SUBORDINATION. If any Holder Claims are outstanding and there shall occur an Event of Default or the Holder shall have given the Company a Holder Notice or a Holder Redemption Notice, then during the applicable Standstill Period, no payments shall be made in respect of the Holder Claims other than from, or from the proceeds of, the Collateral under the Security Agreement. During such Standstill Period, the Holder shall be prohibited from taking any Enforcement Action other than an Enforcement Action which constitutes the exercise of any right or remedy with respect to the Collateral under the Security Agreement; provided, however, that if the Holder had initiated an Enforcement Action prior to the commencement of a Standstill Period at a time when it was permitted to do so, then the Holder shall not be prevented during such Standstill Period from taking any steps with respect to such pending Enforcement Action as are required by law or are reasonably required to avoid material prejudice to its rights. If at or before 12:00 noon, New York City time, on the fifth Business Day of a Standstill Period the Senior Lender shall have declared all outstanding Senior Lender Claims to be immediately due and payable and shall have provided written notice of such acceleration to the Holder, no payment shall be made in respect of the Holder Claims until such Standstill Period has expired, except as otherwise permitted by this

Section 8.1 with respect to the Collateral under the Security Agreement. If the Senior Lender does not so accelerate the Senior Lender Claims at or before 12:00 noon, New York City time, on the fifth Business Day of such Standstill Period or provide notice thereof to the Holder at or before 12:00 noon, New York City time, on the fifth Business Day of such Standstill Period, or if the Senior Lender cancels or withdraws such acceleration at any time during such Standstill Period, the Company shall thereupon no longer be prohibited from making any payment pursuant to this Section 8.1 and shall thereupon pay the Holder in accordance with the terms of this Note the amount of all Holder Claims due by reason of the applicable Event of Default, Holder Notice or Holder Redemption Notice.

                  8.2 INSOLVENCY EVENTS. In the event of any Insolvency Event, then, and in any such event, (a) all payments and distributions of any kind or character, whether in cash or property or securities in respect of the Lenders' Claims shall be distributed as between the Senior Lender and the Holder as follows:

                  (i) first, (i) solely out of the assets of the Company constituting Collateral of the Senior Lender at such time under the terms of the MMC/GATX Loan Agreement to the extent the Senior Lender has a security interest therein, to the Senior Lender in an amount up to the amount of the Senior Lender Claims, and (ii) solely out of the assets of the Company constituting Collateral of the Collateral Agent at such time under the Security Agreement to the extent the Collateral Agent has a security interest therein, ratably to the Holder and the holders of the Other Notes;

                  (ii) second, out of all remaining assets of the Company, if any, to the Senior Lender in an amount up to the amount of the Senior Lender Claims; and

                  (iii) third, out of all remaining assets of the Company, if any, ratably to the Holder and the holders of the Other Notes; and

                  (b) the Holder shall promptly file a claim or claims, on the form required in such proceeding, for the full outstanding amount of the Holder's Claim, and shall use its best efforts to cause said claim or claims to be approved and the Holder hereby irrevocably agrees that if the Holder fails to do so within ten days after written notice of such failure from the Senior Lender to the Holder, the Senior Lender shall have the right, in the name of the Holder, or otherwise, to prove up any and all of the Holder's claims relating to the Holder Claims.

                  8.3 RETURN OF PAYMENTS. If, notwithstanding the foregoing, the Company shall make any payment to the Holder which is prohibited by the provisions of Section 8.1, then the Holder shall segregate such payment and hold it in trust for the benefit of the Senior Lender and shall immediately at the direction of the Senior Lender either pay it over to the Senior Lender or return the payment to the Company.

                  8.4 SUBROGATION. Subject to the payment in full of the Senior Lender Claims, the rights of the Holder shall be subrogated to the extent of the payments or distributions made to the Senior Lender pursuant to the provisions of this Article to the rights of the Senior Lender to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Lender Claims until the principal of and interest on this Note and all other Holder Claims shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the Senior Lender of any cash, property or securities to which the Holder would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article, to or for the benefit of the Senior Lender by the Holder, shall, as between the Company, its creditors other than the Senior Lender, and the Holder, be deemed to be a payment by the Company to or on account of the Senior Lender Claims; and no payments or distributions of cash, property or securities to or for the benefit of the Holder pursuant to the subrogation provisions of this Article, which would otherwise have been paid to the Senior Lender shall be deemed to be a payment by the Company to or for the account of the Holder Claims.

                  8.5 CONVERSION; STOCK PAYMENT OPTION. The provisions of this
Article VIII shall not restrict or limit the Company's right to make payments pursuant to the Stock Payment Option or the Company's obligation to convert this
Note in accordance with Section 2.1.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  9.1 FAILURE OR INDULGENCY NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  9.2 NOTICES. Except as otherwise specifically provided herein, any notice herein required or permitted to be given shall be in writing and may be personally served, sent by telephone line facsimile transmission or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served, sent by telephone line facsimile transmission or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Company (telephone line facsimile transmission number (___) ___-____); the address of the Company shall be 213 East Grand Avenue, South San Francisco, California 94080, Attention: President and Chief Executive Officer (telephone line facsimile transmission number (415) 873-8367); and the address of the Senior Lender shall be MMC/GATX Partnership No. I, c/o GATX Capital Corporation, Four Embarcadero Center, Suite 2200, San Francisco, California 94111, Attention: Contract Administration (telephone line facsimile transmission number (415) 955-3493). The Holder, the Company and the Senior Lender may change their respective addresses for service of notices by service of written notice to both of such other entities as herein provided.

                  9.3 AMENDMENT PROVISION. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented. Neither this Note or any Other Note nor the Security Agreement nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Majority Holders (and, in the case of (1) any change in the provisions of Article VIII or the definitions of Bankruptcy Code, Claim, Collateral, Enforcement Action, Holder Claims, Insolvency Event, Lender, Noteholder Collateral Account, Senior Lender, Senior Lender Claims and Standstill Period, or any waiver with respect thereto, (2) any increase in the principal amount of this Note or (3) any shortening of the maturity of this Note by changing the stated maturity date hereof or otherwise amending this Note to accelerate the date on which any principal amount is scheduled to be repaid, the prior written consent of the Senior Lender is obtained), provided that no such change, waiver, discharge or termination shall, without the consent of the Holder and the holders of the Other Notes affected thereby, (i) extend the scheduled final maturity of this Note or any Other Note, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) hereon or thereon or reduce the principal amount hereof or thereof or the Redemption Price or Repurchase Price,
(ii) release the collateral or reduce the amount of collateral required to be deposited or maintained by the Company pursuant to the Security Agreement except as expressly provided in the Security Agreement, (iii) amend, modify or waive any provision of this Section 9.3, (iv) reduce any percentage specified in, or otherwise modify, the definition of Majority Holders or (v) except as provided in this Note, change the method of calculating the Conversion Price.

                  9.4 ASSIGNABILITY. This Note shall be binding upon the Company and its successors and permitted assigns, and shall inure to the benefit of and be binding upon the Holder and its successors and permitted assigns.

                  9.5 CERTAIN EXPENSES. The Company shall pay on demand all reasonable out-of-pocket expenses incurred by the Holder, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with, (x) any default or breach of any of the Company's obligations set forth in the Transaction Documents and (y) the enforcement or restructuring of any right of, including the collection of any payments due, the Holder under the Transaction Documents, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due the Holder.

                  9.6 GOVERNING LAW. This Note shall be governed by the internal laws of the State of New York, without regard to the principles of conflict of laws.

                  9.7 TRANSFER OF NOTE. This Note has not been and is not being registered under the provisions of the Act or any state securities laws and this Note may not be transferred unless (1) the transferee is an Affiliate or pledgee of the Holder, (2) the transferee is an "accredited investor" as defined in Regulation D under the Act and (3) the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that this Note may be sold or transferred pursuant to an exemption from such registration. Prior to any such transfer, such transferee shall (x) have made written representations and warranties to and covenants with the Company with respect to such transferee in the form of Sections 3(a), 3(c), 5(a) and 5(b) of the Note Purchase Agreement, and (y) shall have further represented in writing to the Company that such transferee has requested and received from the Company all information relating to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company deemed relevant by such transferee; that such transferee has been afforded the opportunity to ask questions of the Company concerning the foregoing and has had the opportunity to obtain and review the Registration Statement and the prospectus included therein, each as amended or supplemented to the date of transfer to such transferee, and the reports and other information concerning the Company which at the time of such transfer have been filed by the Company with the SEC pursuant to the 1934 Act and which are incorporated by reference in such prospectus as of the date of such transfer. Upon the transferee's compliance with its obligations in the immediately preceding sentence, the Company shall make written covenants with such transferee in the form of Sections 5(a) and 5(b) of the Note Purchase Agreement.

                  9.8 ENFORCEABLE OBLIGATION. The Company represents and warrants that at the time of the original issuance of this Note it received the full purchase price payable pursuant to the Note Purchase Agreement in an amount at least equal to the original principal amount of this Note, and that this Note is an enforceable obligation of the Company which is not subject to any offset, reduction, counterclaim or disallowance of any sort.

                  9.9 CERTAIN AMOUNTS. Whenever pursuant to this Note the Company is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Company and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Company represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Company and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

                  9.10 REPLACEMENT OF NOTES. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity from the Holder reasonably satisfactory to the Company or (b) in the case of mutilation, upon surrender and cancellation of the Note, the Company at its expense will execute and deliver to the Holder a new Note of like tenor.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer on the day and in the year first above written.

                                        SHAMAN PHARMACEUTICALS, INC.



                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT A

                              NOTICE OF CONVERSION
                     OF SENIOR SUBORDINATED CONVERTIBLE NOTE
                         OF SHAMAN PHARMACEUTICALS, INC.

TO:  Boston EquiServe,
        Servicing Agent for BankBoston, N.A.,
        as Conversion Agent
     150 Royall Street
     Canton, Massachusetts 02021

FAX NO:  (617) 575-2549

                  (1) Pursuant to the terms of the Senior Subordinated Convertible Note due ____________, 2000 (the "Note"), the undersigned hereby elects to convert $_________________ of the Note, equal to the sum of $_________________ principal amount of the Note, $________________ of accrued and unpaid interest on such principal amount and $________________ of Default Interest on such interest into shares of Common Stock of SHAMAN PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), at a conversion price per share equal to $_____________. Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.

                  (2) Please issue a certificate or certificates for _____________ shares of Common Stock in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

                  ---------------------                ---------------------
                  Name                                 Name


                  ---------------------                ---------------------
                  Address                              Address


                  ---------------------                ---------------------
                  SS or Tax ID Number                  SS or Tax ID Number


                  Delivery Instructions
                  for Common Stock:
                                                  --------------------------

                                                  --------------------------

                                                  --------------------------

                                                  --------------------------

                  (3) The Holder hereby represents to the Company that (a) the exercise of conversion rights contained herein does not violate the provisions of Section 2.1 of the Note relating to beneficial ownership in excess of 4.9% of the Common Stock and (b) the conversion price set forth in paragraph (1) above is not based on a trade of shares of Common Stock made by the undersigned or any person acting on behalf of or in concert with the undersigned.

                  (4) If the shares of Common Stock issuable upon conversion of the Note have not been registered under the Securities Act of 1933, as amended (the "Act"), the undersigned represents and warrants that (i) such shares of Common Stock are being acquired for the account of the undersigned for investment, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and (ii) the undersigned is an "accredited investor" as defined in Regulation D under the Act. The undersigned further agrees that (A) such shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Company shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the Act and (B) until such shares are registered under the Act, the Company may place a legend on the certificate(s) for the shares to that effect and place a stop-transfer restriction in its records relating to the shares.


                                        NAME:


Date _________________________          ______________________________
                                        Signature of Registered Holder
                                            (Must be signed exactly as name
                                            appears in the Note.)

                                                                       EXHIBIT B

                      COMPANY MAXIMUM SHARE ISSUANCE NOTICE
            (SECTION 2.4(b) OF SENIOR SUBORDINATED CONVERTIBLE NOTE)

TO: ________________________________
           (Name of Holder)

                  (1) Pursuant to the terms of the Senior Subordinated Convertible Note due ____________, 2000 (the "Note"), Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby notifies the above-named
Holder:

                  On ___________________ (fill in date) a Maximum Share Issuance occurred. On ___________________ (fill in date) the Company will redeem the outstanding portion of the Note.

                  (2) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.


Date _________________________          SHAMAN PHARMACEUTICALS, INC.



                                        By______________________________
                                           Title:

                                                                       EXHIBIT C

                      HOLDER MAXIMUM SHARE ISSUANCE NOTICE
            (SECTION 2.4(b) OF SENIOR SUBORDINATED CONVERTIBLE NOTE)

TO:  SHAMAN PHARMACEUTICALS, INC.

                  (1) Pursuant to the terms of the Senior Subordinated Convertible Note due ____________, 2000 (the "Note"), __________ (the "Holder"),
hereby notifies Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"):


                  On ___________________ (fill in date) a Maximum Share Issuance occurred and the Company is obligated to redeem the outstanding portion of the Note.

                  (2) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.

Date _________________________          NAME OF HOLDER:

                                        --------------------------------



                                        By______________________________

                                                                       EXHIBIT D

                         COMPANY INCONVERTIBILITY NOTICE
            (SECTION 2.4(b) OF SENIOR SUBORDINATED CONVERTIBLE NOTE)

TO: ________________________________
           (Name of Holder)

                  (1) Pursuant to the terms of the Senior Subordinated Convertible Note due ____________, 2000 (the "Note"), Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby notifies the above-named
Holder:

                  (a) On ___________________ (fill in date) five
         Inconvertibility Days had occurred in a period of ten Trading Days and on such date $_______________ (fill in amount) of principal of the Note and the related interest, if any, became inconvertible by reason of the occurrence of five Inconvertibility Days within a period of ten consecutive Trading Days.

                  (b) The five Inconvertibility Days covered by this Notice and the applicable Conversion Price on each such day are as follows:

         ____________________, 199__                      $_____________

         ____________________, 199__                      $_____________

         ____________________, 199__                      $_____________

         ____________________, 199__                      $_____________

         ____________________, 199__                      $_____________


                  (2) The Inconvertibility Days referred to in this Notice relate to (check (a) or (b)):

         [ ]      (a) Maximum Share Amount Inconvertibility

         [ ]      (b) Registration Restriction Inconvertibility

                  (3) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.


Date _________________________          SHAMAN PHARMACEUTICALS, INC.



                                        By______________________________
                                           Title:

                                                                       EXHIBIT E

                         HOLDER INCONVERTIBILITY NOTICE
            (SECTION 2.4(b) OF SENIOR SUBORDINATED CONVERTIBLE NOTE)

TO:  SHAMAN PHARMACEUTICALS, INC.

                  (1) Pursuant to the terms of the Senior Subordinated Convertible Note due ____________, 2000 (the "Note"), __________ (the "Holder"),
hereby notifies Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"):


                  (a) On ___________________ (fill in date) five
         Inconvertibility Days had occurred in a period of ten Trading Days and on such date $_______________ (fill in amount) of principal of the Note and the related interest, if any, became inconvertible by reason of the occurrence of five Inconvertibility Days within a period of ten consecutive Trading Days.

                  (b) The five Inconvertibility Days covered by this Notice and the applicable Conversion Price on each such day are as follows:

         ____________________, 199__                      $_____________

         ____________________, 199__                      $_____________

         ____________________, 199__                      $_____________

         ____________________, 199__                      $_____________

         ____________________, 199__                      $_____________

                  (2) The Inconvertibility Days referred to in this Notice relate to (check (a) or (b)):

         [ ]      (a) Maximum Share Amount Inconvertibility

         [ ]      (b) Registration Restriction Inconvertibility

                  (3) If the following date and amounts are completed in this Notice, the Holder hereby directs the Company to redeem the Note in accordance with Section 2.4(b) thereof as set forth below:

                  On (the Redemption Date), the Company shall pay the Holder the Redemption Price of $ . The Redemption Price is equal to the sum of (1) the product obtained by multiplying (A) the sum of the $ principal amount of the Note to be redeemed plus (ii) $ of accrued and unpaid interest on such principal amount times (B) % (the Redemption Percentage) plus (2) $ of accrued and unpaid Default Interest.

                  (4) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.

Date _________________________          NAME OF HOLDER:

                                        --------------------------------



                                        By______________________________

                                                                       EXHIBIT F

                            HOLDER REDEMPTION NOTICE

TO:  SHAMAN PHARMACEUTICALS, INC.

                  (1) Pursuant to the terms of the Senior Subordinated Convertible Note due ____________, 2000 (the "Note"), ____________ (the
"Holder") hereby notifies Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"), that the Holder is exercising its right to require the Company to redeem the Note or a portion thereof in accordance with Section 2.4(b) of the Note as set forth below:

                  On (the Redemption Date), the Company shall pay the Holder the Redemption Price of $ . The Redemption Price is equal to the sum of (1) the product obtained by multiplying (A) the sum of the $ principal amount of the Note to be redeemed plus (ii) $ of accrued and unpaid interest on such principal amount times (B) % (the Redemption Percentage) plus (2) $ of accrued and unpaid Default Interest.

                  (2) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.


Date _________________________          NAME OF HOLDER:

                                        ---------------------------------




                                        By _____________________________

                                                                       EXHIBIT G

                           MANDATORY REDEMPTION WAIVER

                  Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and the undersigned holder (the "Holder") of the Company's Senior Subordinated Convertible Note due ____________, 2000 (the "Note") hereby agree as follows:

                  1. The Company's or the Holder's Inconvertibility Notice given on __________________ (the "Waiver Commencement Date"), if any, is hereby rescinded and the Note shall not be redeemed pursuant to Section 2.4 of the Note by reason of such Inconvertibility Notice or any inconvertibility of the Note which may arise pursuant to Section 2.4 of the Note during the period ending on the date set forth below in this Section 1 (the "Waiver Period").

         Date for end of Waiver Period: ______________, 199__

                  2. In the event of a Registration Restriction Inconvertibility, promptly, but in no event later than the date which is 15 days after the date of this Mandatory Redemption Waiver, the Company shall file a Registration Statement with the SEC relating to the resale by the Holder of the number of Registrable Securities (as defined in the Note Purchase Agreement) set forth below in this Section 2, which Registration Statement may be constituted in any manner which does not have the effect of suspending or terminating the effectiveness of any and all Registration Statements filed by the Company pursuant to Section 8(b)(1) of the Note Purchase Agreement or otherwise with respect to the Registrable Securities which names the Holder as a selling stockholder, and shall thereafter use its best efforts to obtain effectiveness of such Registration Statement. Such Registration Statement shall in all respects be deemed a Registration Statement (as defined in the Note).

         Number of Registrable Securities: ______________________________

                  3. If the Company shall default in the performance of its obligations set forth herein, this Mandatory Redemption Waiver shall cease to be of further force and effect and the rights, liabilities and obligations of the parties shall be restored to those which would have existed in the absence of this Mandatory Redemption Waiver.

                  4. This Agreement shall be governed by the laws of the State of New York. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Note.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers or other representatives thereunto duly authorized as of the respective dates set forth below.

                                        SHAMAN PHARMACEUTICALS, INC.



                                        By  __________________________________
                                            Title:

                                        Date: ________________________________



                                        NAME OF HOLDER:

                                        --------------------------------------



                                        By  __________________________________
                                            Title:

                                        Date: ________________________________

                                                                       EXHIBIT H

                           OPTIONAL REDEMPTION NOTICE

TO: ________________________________
          (Name of Holder)

                  (1) Pursuant to the terms of the Senior Subordinated Convertible Note due ____________, 2000 (the "Note"), Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby notifies the above-named Holder that the Company is exercising its right to redeem the Note in accordance with Section 1.2 of the Note as set forth below:

                  (i) The principal amount of the Note to be redeemed is $_____________.

                  (ii) The Optional Redemption Price is $_______________.

                  (iii) The Optional Redemption Date is ______________.

                  (2) The Company represents and warrants that on the date of this Notice it has, and on the Optional Redemption Date it will have, Cash and Cash Equivalent Balances (excluding investment securities) which are and will be sufficient, after taking into account the Company's cash requirements during the period from the date of this Notice to the Optional Redemption Date, to pay the Optional Redemption Price and the redemption prices of all Other Notes being redeemed contemporaneously with this redemption.

                  (3) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.


Date _________________________          SHAMAN PHARMACEUTICALS, INC.



                                        By _____________________________
                                           Title:

                                                                       EXHIBIT I

                          SUBORDINATION OF INDEBTEDNESS

                  Any Indebtedness (other than Excluded Indebtedness) to be issued as permitted by Section 3.1 of the Note shall contain the following provisions and no provision inconsistent with the following provisions:


                           ARTICLE __ - SUBORDINATION

                  Section _.1 Agreement of Subordination. The Company covenants and agrees, and each holder of the indebtedness created by this instrument (this "Indebtedness") by its acceptance hereof or thereof covenants and agrees, expressly for the benefit of holders of Senior Indebtedness, that this Indebtedness shall be issued subject to the provisions of this Article; and each person holding this Indebtedness, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

                  The payment of the principal of, premium, if any, and interest on this Indebtedness shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness.

                  No provision of this Article shall prevent the occurrence of any default or event of default with respect to this Indebtedness.

                  Section _.2 Payments to Holders of this Indebtedness. (a) In the event and during the continuation of any (1) Event of Default (as defined in the Notes), (2) Repurchase Event (as defined in the Notes), (3) absence of SEC registration under the circumstances provided in Section 5.3 of the Note or (4) circumstance specified in Section 2.4 of any Note which results in any portion of such Note becoming inconvertible, then, unless and until (x) such default shall have been cured or waived or shall have ceased to exist, (y) holders of the Notes shall no longer be entitled to exercise their repurchase rights pursuant to Article V of the Notes following such Repurchase Event (or such rights have been waived) or (z) the Company shall have redeemed such portions of any Note as required by Section 2.4(b) of such Note, as the case may be, no payment shall be made by the Company with respect to the principal of or, premium, if any, or interest on this Indebtedness.

                  (b) A "Reorganization" shall include and mean any dissolution, winding up, total or partial liquidation or reorganization of the Company, or any similar transaction resulting in distributions of cash, securities or other property ("Distributions") to creditors generally, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings.

                  (c) Upon any Reorganization, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any Distribution is made to, for, or on account of this Indebtedness or any portion thereof (including without limitation any Distribution in connection with a payment of principal, interest or premium or the repurchase or any portion of this Indebtedness).

                  (d) Upon any Reorganization, all Distributions on account of this Indebtedness shall be made by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent, assignee for the benefit of creditors or other person making such Distribution directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, or as otherwise required by law or a court order or the terms of any subordination as between or among such Senior Indebtedness) or their respective representative or representatives, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any Distribution is made on account of this Indebtedness.

                  (e) Distributions other than cash, when made on account of Senior Indebtedness as aforesaid, shall not be credited towards the payment of such Senior Indebtedness until such Distributions are liquidated or otherwise converted to cash and such cash is received by the holders of such Senior Indebtedness, with such liquidation and conversion to be conducted by each holder of Senior Indebtedness at its sole and absolute discretion.

                  (f) In the event that, notwithstanding the foregoing, upon a Reorganization or Distribution on account of this Indebtedness is received by a holder thereof from the Company (including without limitation by way of set-off) or from the holder (or indenture trustee or other representative) of any indebtedness subordinated to this Indebtedness, such Distribution shall be held by the recipient or recipients thereof in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness, or their respective representative or representatives, in the same manner and fashion as the Company is obligated to make the same under paragraphs (d) and (e) above.

                  (g) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of set-off or otherwise), prohibited by the foregoing, shall be received by any holder of this Indebtedness before all Senior Indebtedness is paid in full, or provision is made for such payment in accordance with its terms, such payment or distribution shall be held by the recipient or recipients in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representative or representatives, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution (or provision therefor) to or for the holders of such Senior Indebtedness.

                  (h) Except as shall be specifically prohibited by this Section _.2, nothing contained in this Article shall prevent the Company from making any scheduled payment of principal or interest on this Indebtedness.

                  Section _.3 Subrogation of this Indebtedness. Subject to the payment in full of all Senior Indebtedness, the rights of the holders of this Indebtedness shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Indebtedness to substantially the same extent as this Indebtedness is subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on this Indebtedness shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holders of this Indebtedness would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article, to or for the benefit of the holders of Senior Indebtedness by holders of this Indebtedness, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the holders of this Indebtedness, be deemed to be a payment by the Company to or on account of the Senior Indebtedness; and no payments or distributions of cash, property or securities to or for the benefit of the holders of this Indebtedness pursuant to the subrogation provisions of this Article, which would otherwise have been paid to the holders of Senior Indebtedness shall be deemed to be a payment by the Company to or for the account of this Indebtedness.

                  Section _.4 Provisions Solely to Define Relative Rights. It is understood that the provisions of this Article are and are intended solely for the purposes of defining the relative rights of the holders of this Indebtedness, on the one hand, and the holders of the Senior Indebtedness, on the other hand. Nothing contained in this Article or in the terms of this Indebtedness is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the holders of this Indebtedness, the obligation of the Company, which is absolute and unconditional, to pay to the holders of this Indebtedness the principal of (and premium, if any) and interest on this Indebtedness as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the holders of this Indebtedness and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent any holder of this Indebtedness from exercising all remedies otherwise permitted by applicable law upon default under this Indebtedness, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                  Section _.5 Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article, the holders of this Indebtedness shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the holders of this Indebtedness, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

                  Section _.6 No Impairment of Subordination. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of the Note Purchase Agreement or the documents, agreements and instruments relating to this Indebtedness, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

                  Section _.7 Certain Conversions Deemed Payment. If this Indebtedness is convertible into securities of the Company, for the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of this Indebtedness in accordance with such conversion rights shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on this Indebtedness or on account of the purchase or other acquisition of this Indebtedness, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of this Indebtedness shall be deemed to constitute payment on account of the principal of this Indebtedness. For the purposes of this Section, the term "junior securities" means (a) shares of any stock of any class of the Company, (b) securities of the Company which are subordinated in right of payment to the Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, this Indebtedness is so subordinated as provided in this Article and (c) securities, if any, into which this Indebtedness becomes convertible in connection with any business combination transaction if so provided in the terms of this Indebtedness. Nothing contained in this Article or elsewhere in the terms of this Indebtedness is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the holders of this Indebtedness, the right, if any, which is absolute and



54.15.04.04-5                                          I-3
unconditional, of the holder of this Indebtedness to convert this Indebtedness in accordance with the terms of this Indebtedness.

                  Section _.8 Definitions. As used in this Article, the following terms shall have the following meanings:

                  Company: The term "Company" means Shaman Pharmaceuticals, Inc., a Delaware corporation, and shall include its successors and assigns.

                  Notes: The term "Notes" means the several Senior Subordinated Convertible Notes, dated ____________, 1997, issued by the Company pursuant to the several Note Purchase Agreements, dated as of ________ __, 1997, by and between the Company and the several purchasers named therein.

                  Senior Indebtedness: The term "Senior Indebtedness" means the principal of, premium, if any, and interest on (including any interest accruing after the filing of a petition by or against the Company under any bankruptcy law, whether or not allowed as a claim after such filing in any proceeding under such bankruptcy law), and any other payment (including, without limitation, the Redemption Price (as defined in the Notes), the Repurchase Price (as defined in the Notes) and the Registration Repurchase Price (as defined in the Notes)), due pursuant to, any of the following, whether outstanding at the time of issuance of this Indebtedness or thereafter incurred or created:

                  (a) the Notes; and

                  (b) all renewals, extensions, refundings, deferrals, amendments or modifications of the Notes;

unless in the case of any such renewal, extension, refunding, amendment, modification or supplement, the instrument or other document creating or evidencing the same or the assumption or guarantee of the same expressly provides that such renewal, extension, refunding, amendment, modification or supplement is not superior in right of payment to, or pari passu with, this Indebtedness.

                                                                       EXHIBIT J

                                 COMPANY NOTICE
            (SECTION 5.2(a) OF SENIOR SUBORDINATED CONVERTIBLE NOTE)

TO: ________________________________
           (Name of Holder)


                  (1) A Repurchase Event described in the Senior Subordinated Convertible Note due ________________, 2000 (the "Note") of Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"), occurred on ___________________. As a result of such Repurchase Event, the Holder is entitled to exercise its repurchase rights pursuant to Section 5.2 of the Note.

                  (2) The Holder's repurchase right must be exercised on or before --------------.

                  (3) At or before the date set forth in the preceding paragraph
(2), the Holder must:

                  (a) deliver to the Company a Holder Notice, in the form attached as EXHIBIT K to the Note; and

                  (b) the Note, duly endorsed for transfer to the Company of the portion of the principal amount to be repurchased.

                  (4) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.


Date _________________________          SHAMAN PHARMACEUTICALS, INC.



                                        By________________________________
                                           Title:

                                                                       EXHIBIT K

                                  HOLDER NOTICE
            (SECTION 5.2(b) OF SENIOR SUBORDINATED CONVERTIBLE NOTE)

TO:  SHAMAN PHARMACEUTICALS, INC.

                  (1) Pursuant to the terms of the Senior Subordinated Convertible Note due ____________, 2000 (the "Note"), the undersigned Holder hereby elects to exercise its right to require repurchase by the Company pursuant to Sections 5.2(a) and 5.2(b) of $________________ of the Note, equal to the sum of $________________ principal amount of the Note, $________________
of accrued and unpaid interest on such principal amount and $________________ of Default Interest on such interest at the Repurchase Price provided in the Note.


                  (2) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.


         Date:_____________________      NAME OF HOLDER:

                                         -----------------------------------


                                         By_________________________________
                                            Signature of Registered Holder
                                            (Must be signed exactly as name
                                            appears in the Note.)

                                                                       EXHIBIT L

                        HOLDER NOTICE OF FINAL CONVERSION
                     OF SENIOR SUBORDINATED CONVERTIBLE NOTE

TO:  SHAMAN PHARMACEUTICALS, INC.


                  (1) Pursuant to the terms of the Senior Subordinated Convertible Note due ____________, 2000 (the "Note"), issued by Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"), the undersigned Holder of the Note hereby elects (check one)

             [ ] To convert the principal amount of the Note, accrued and unpaid interest on such principal amount and Default Interest on such interest into shares of Common Stock of the Company which is outstanding on the Maturity Date.

             [ ] To receive a Note in the form attached to the Note as EXHIBIT M in accordance with Section 6.2 of the Note.

                  (2) In connection with this certificate the Holder hereby represents to the Company as follows:

                  (a) If the Holder hereby elects to exercise its conversion rights, it will not violate the provisions of Section 2.1 of the Note relating to beneficial ownership in excess of 4.9% of the Common Stock.

                  (b) If the shares of Common Stock issuable upon conversion of the Note have not been registered under the Securities Act of 1933, as amended (the "Act"), the undersigned represents and warrants that (i) such shares of Common Stock are being acquired for the account of the undersigned for investment, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and (ii) the undersigned is an "accredited investor" as defined in Regulation D under the Act. The undersigned further agrees that (A) such shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirements of the Act and (B) until such shares are registered under the Act, the Company may place a legend on the certificate(s) for the shares to that effect and place a stop-transfer restriction in its records relating to the shares.

                  (c) It is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Act by reason of Rule 501(a)(3).

                  (3) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Note.

                                          NAME OF HOLDER:

Date ________________________             ____________________________________


                                          By__________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT M

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS PROVIDED IN SECTION 3.7.

                          SHAMAN PHARMACEUTICALS, INC.

                                      NOTE

New York, New York                  $_____________
____________,_2000

                  FOR VALUE RECEIVED, SHAMAN PHARMACEUTICALS, INC., a Delaware corporation (hereinafter called the "Company"), hereby promises to pay to ____________________________, [Address], or registered assigns (the "Holder") or order, the sum of _____________ Dollars ($_____________), on [BEFORE SIGNING THE NOTE, INSERT MONTH AND DAY OF THE NOTE'S ISSUANCE DATE], 2005, and to pay interest on the unpaid principal balance hereof at the rate of thirteen and three quarters percent (13.75%) per annum from the date hereof, until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. Any amount of principal of or interest on this Note which is not paid when due shall bear interest at the rate of twenty percent (20%) per annum from the due date thereof until the same is paid ("Default Interest"). Interest shall be payable on the 1st day of each May and November, commencing on November 1, 2000, and at maturity (the "Interest Payment Dates"). Interest on this Note shall be computed on the basis of a 360-day year of 12 30-day months.

                  All payments of principal of and interest on this Note shall be made in lawful money of the United States of America, or, at the option of the Company and subject to the provisions of this Note , interest payable on the Interest Payment Dates may be paid in whole or in part in fully paid and nonassessable shares of Common Stock, $.001 par value, or any shares of capital stock and related rights of the Company into which such stock shall hereafter be changed or reclassified (the "Common Stock"). All cash payments shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is not a business day and, in the case of any Interest Payment Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

                  The obligations of the Company under this Note shall rank in right of payment on a parity with all other unsubordinated obligations of the Company for indebtedness for borrowed money or the purchase price of property. This Note is issued pursuant to a Senior Subordinated Convertible Note, dated _____________, 1997, issued by the Company (the "Convertible Note"). [IF ANY SENIOR LENDER CLAIMS (AS DEFINED IN THE CONVERTIBLE NOTE) ARE OUTSTANDING ON THE DATE OF ISSUANCE OF THIS NOTE, THIS NOTE SHALL INCLUDE SUBORDINATION

PROVISIONS IN SUBSTANTIALLY THE FORM OF ARTICLE VIII OF THE CONVERTIBLE NOTE AND THE RELATED DEFINITIONS USED THEREIN.]

                  The following terms shall apply to this Note:


                                    ARTICLE I

                      PREPAYMENT; INTEREST IN COMMON STOCK

                  1.1 PREPAYMENT. The Company shall have the right to prepay this Note in whole at any time or in any part from time to time.

                  1.2 ISSUANCE OF COMMON STOCK IN LIEU OF CASH INTEREST. (a) If the Company exercises its option to make a payment of interest on this Note wholly or partly in shares of Common Stock (herein sometimes called the "Stock Payment Option"), the issuance of shares of Common Stock upon such exercise of the Stock Payment Option shall have been authorized by the Board of Directors of the Company.

                  (b) The Company shall not be permitted to exercise the Stock Payment Option with respect to any payment of interest on this Note if:

                  (i) the number of shares of Common Stock authorized, unissued and unreserved for all purposes, or held in the Company's treasury, is insufficient to pay the portion of such interest to be paid in Common Stock;

                  (ii) the issuance or delivery of shares of Common Stock pursuant to the Stock Payment Option or the public resale of such shares by the Holder would require registration with or approval of any governmental authority under any law or regulation, and such registration or approval has not been effected or obtained;

                  (iii) the shares of Common Stock to be issued upon exercise of the Stock Payment Option have not been authorized for listing, upon official notice of issuance, on the principal securities exchange on which the Common Stock is then listed and traded;

                  (iv) the Computed Price is less than the par value of the Common Stock;

                  (v) an Event of Default (as defined herein) has occurred and is continuing; or

                  (vi) the Common Stock is neither (i) listed or admitted for trading on a national securities exchange nor (ii) quoted on the Nasdaq National Market.

                  (c) If the Stock Payment Option is elected, the Company shall issue and dispatch or cause to be dispatched to the Holder one or more certificates for the aggregate number of whole shares of Common Stock determined by dividing the per share Computed Price of the Common Stock on the applicable Interest Payment Date into the total amount of lawful money of the United States of America which the Holder would receive if the aggregate amount of interest on this Note which is being paid in shares of Common Stock were being paid in such lawful money; provided, however, that if in connection with any such election the Company shall have failed to deliver the appropriate number of shares of Common Stock to the Holder within three business days after the applicable Interest Payment Date, then the Company shall not be entitled to use the Stock Payment Option in respect of such Interest Payment Date, such cash interest shall be immediately due and payable and the Company shall pay the interest for such Interest Payment Date in cash with Default Interest, at the rate provided in this Note, from such Interest Payment Date until paid. No fractional shares will be issued in payment of interest on this Note . In lieu thereof, the Company may issue a number of shares of Common Stock which reflects a rounding up to the next whole number or may pay lawful money of the United States of America. The shares of Common Stock issued or to be issued by the Company in payment of interest on this Note are sometimes referred to herein as the "Payment Shares."

                  (d) If the Company exercises the Stock Payment Option with respect to a payment of interest on this Note, the Company shall deliver to the Holder, on or prior to the date on which Payment Shares for such payment of interest on this Note are to be received by the Holder, a Company Certificate setting forth (i) the total amount of the interest payment to which the Holder is entitled, (ii) the portion of the interest payment being made in Payment Shares, (iii) the number of Payment Shares allocable to such payment, as calculated pursuant to this Section 1.2, (iv) any rounding adjustment to such number or any payment necessary to be made pursuant to Section 1.2(c), (v) a brief statement of the facts requiring such adjustment, (vi) the number of Payment Shares issuable with respect to each $100 of interest on this Note after such adjustment and (vii) a brief statement that none of the conditions set forth in Section 1.2(b) has occurred and is existing. Such Company Certificate shall be accompanied by the certificates, each duly issued in the name of the Holder, representing the Payment Shares. Such Company Certificate shall be conclusive evidence of the correctness of the calculation of the number of Payment Shares allocable to the payments to which such Company Certificate relates and of any adjustments to such number made pursuant to this Section 1.2 in the absence of manifest error. In addition, on or before the pertinent payment date, the Company shall cause the transfer agent for the Common Stock to prepare and issue the certificates representing the Payment Shares in the name of the Holder before being so delivered by the Company.

                  (e) The Payment Shares, when issued pursuant to and in compliance with this Section 1.2, shall be, and for all purposes shall be deemed to be, validly issued, fully paid and nonassessable shares of Common Stock; the issuance and delivery thereof is in all respects hereby authorized; and the issuance thereof, together with lawful money of the United States of America, if any, paid in lieu of fractional shares of such Common Stock, will be, and for all purposes shall be deemed to be, in full discharge and satisfaction of the Company's obligation to pay the interest on this Note to which such Payment Shares relate.

                  (f) As used in this Note, the following terms shall have the meanings provided herein:

                  (1) "Company Certificate" means a certificate of the Company signed by an Officer.

                  (2) "Computed Price" for any date means arithmetic average of the per share Trading Price during the Measurement Period with respect to such date.

                  (3) "Measurement Period" means, with respect to any date, the period of five consecutive trading days ending three trading days prior to such date.

                  (4) "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, any Senior Vice President or the Chief Financial Officer of the Company.

                  (5) "Other Notes" means the several promissory notes issued by the Company pursuant to the Other Notes.

                  (6) "Other Notes" means the several Senior Subordinated Convertible Notes dated ___, 1997 issued by the Company.

                  (7) "Trading Day" means a day on which either the national securities exchange or Nasdaq which then constitutes the principal securities market for the Common Stock is open for general trading.

                  (8) "Trading Price" on any date means the closing bid price for one share of the Common Stock on such date, on the first applicable among the following: (a) the national securities exchange on which the shares of Common Stock are listed which constitutes the principal securities market for the Common Stock or (b) the Nasdaq National Market, in either case as reported by Bloomberg, L.P. (subject to equitable adjustment from time to time on terms reasonably acceptable to the Majority Holders for (i) stock splits, (ii) stock dividends,
         (iii) combinations, (iv) capital reorganizations, (v) issuance to all holders of Common Stock of rights or warrants to purchase shares of Common Stock at a price per share less than the Trading Price which would otherwise be applicable, (vi) the distribution by the Company to all holders of Common Stock of evidences of indebtedness of the Company or cash (other than regular quarterly cash dividends), (vii) tender offers by the Company or any subsidiary of the Company or other repurchases of shares of Common Stock in one or more transactions which, individually or in the aggregate, result in the purchase of more than ten percent of the Common Stock outstanding and (viii) similar events relating to the Common Stock, in each such case which occur during a particular Measurement Period).

                  (9) "Transaction Documents" means this Note, the Convertible Note, the Note Purchase Agreement and the other agreements, instruments and documents contemplated hereby and thereby.


                                   ARTICLE II

                                EVENTS OF DEFAULT

                  If any of the following events of default (each, an "Event of Default") shall occur:

                  2.1 FAILURE TO PAY PRINCIPAL OR INTEREST. The Company fails
(a) to pay the principal hereof when due, whether at maturity, upon redemption, upon acceleration or otherwise or (b) to pay any installment of interest hereon when due and, in the case of this clause (b) of this Section 2.1 only, such failure continues for a period of ten (10) days after the due date thereof;

                  2.2 BREACH OF COVENANT. The Company breaches any material covenant or other material term or condition of this Note (other than as specifically provided in Section 2.1 hereof), and such breach continues for a period of twenty (20) days after written notice thereof to the Company from the Holder or within 60 days after delivery of such notice if and only if, such default is reasonably capable of cure and during such 60-day period, the Company has been diligently taking action to cure such default and such cure cannot be completed within such 20-day period;

                  2.3 BREACH OF REPRESENTATIONS AND WARRANTIES. Any representation or warranty of the Company made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Note Purchase Agreement) shall be false or misleading in any material respect when made;

                  2.4 CERTAIN VOLUNTARY PROCEEDINGS. The Company or any material subsidiary of the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall admit in writing its inability generally to pay its debts as they become due;

                  2.5 CERTAIN INVOLUNTARY PROCEEDINGS. An involuntary case or other proceeding shall be commenced against the Company or any material subsidiary of the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days;

                  2.6 JUDGMENTS. Any court of competent jurisdiction shall enter one or more final judgments against the Company or any subsidiary of the Company or any of their respective properties or other assets in an aggregate amount in excess of $500,000, which is not vacated, bonded, stayed, discharged, satisfied or waived for a period of thirty (30) consecutive days; provided, however, that in the case of a judgment any portion of which is by the terms of such judgment payable more than one year after the date such judgment is entered, no Event of Default shall be deemed to occur pursuant to this Section 4.7 if and so long as such judgment does not require the Company to pay more than $1,000,000 in any 360-day period and the Company makes all payments due under such judgment when due; or

                  2.7 DEFAULT UNDER OTHER AGREEMENTS. (a) The Company or any subsidiary shall (i) default in any payment with respect to any indebtedness for borrowed money (other than this Note) which indebtedness has an outstanding principal amount in excess of $750,000 individually or $1,500,000 in the aggregate for the Company and its subsidiaries, beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created or (ii) default in the observance or performance of any agreement, covenant or condition relating to any such indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such indebtedness to become due prior to its stated maturity and such default or event shall continue beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created (after giving effect to any consent or waiver obtained and then in effect thereunder); or (b) any indebtedness of the Company or any of its subsidiaries which has an outstanding principal amount in excess of $750,000 individually or $1,500,000 in the aggregate shall, in accordance with its terms, be declared to be due and payable, or required to be prepaid other than by a regularly scheduled or required payment prior to the stated maturity thereof;

then upon the occurrence and during the continuation of any Event of Default specified in Section 2.1, 2.2, 2.3, 2.6 or 2.7 at the option of the Holder the Company shall, and upon the occurrence of any Event of Default specified in
Section 2.4 or 2.5, the Company shall, pay to the Holder an amount equal to the sum of (A) the outstanding principal amount of this Note plus (B) accrued and unpaid interest on such principal amount to the date of payment plus (C) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding clause (B) at the rate provided in this Note to the date of payment and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.


                                   ARTICLE III

                                  MISCELLANEOUS

                  3.1 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  3.2 NOTICES. Any notice herein required or permitted to be given shall be in writing and may be personally served, sent by telephone line facsimile transmission or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served, sent by telephone line facsimile transmission or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Company (telephone line facsimile transmission number (___) ___-____); and the address of the Company shall be 213 East Grand Avenue, South San Francisco, California, 94080, Attention: President and Chief Executive Officer (telephone line facsimile transmission number (415) 873-8367). Both the Holder and the Company may change the address for service by service of written notice to the other as herein provided.

                  3.3 AMENDMENT PROVISION. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

                  3.4 ASSIGNABILITY. This Note shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of and be binding upon the Holder and its successors and permitted assigns.

                  3.5 CERTAIN EXPENSES. The Company shall pay on demand all expenses incurred by the Holder, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with, (x) the negotiation, preparation or execution of any amendment or modification of the Transaction Documents, (y) any default or breach of any of the Company's obligations set forth in the Transaction Documents and (z) the enforcement or restructuring of any right of, including the collection of any payments due, the Holder under the Transaction Documents, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due the Holder.

                  3.6 GOVERNING LAW. This Note shall be governed by the internal laws of the State of New York, without regard to the principles of conflict of laws.

                  3.7 TRANSFER OF NOTE. This Note has not been and is not being registered under the provisions of the Act or any state securities laws and this Note may not be sold, transferred, pledged or hypothecated unless (1) the transferee is a person who is an "accredited investor" as defined in Regulation D under the Act and (2) the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that this Note may be sold, transferred, pledged or hypothecated pursuant to an exemption from such registration. Prior to any such transfer, the transferee shall (x) have made written representations and warranties to the Company with respect to such transferee in the form of Sections 3(a) and 3(c) of the Note Purchase Agreement and (y) shall have further represented in writing to the Company that such transferee has requested and received from the Company all information relating to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company deemed relevant by such transferee; that such transferee has been afforded the opportunity to ask questions of the Company concerning the foregoing and has had the opportunity to obtain and review the Registration Statement and the prospectus included therein, each as amended or supplemented to the date of transfer to such transferee, and the reports and other information concerning the Company which at the time of such transfer have been filed by the Company with the SEC pursuant to the 1934 Act and which are incorporated by reference in such prospectus as of the date of such transfer.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer on the day and in the year first above written.

                                        SHAMAN PHARMACEUTICALS, INC.



                                        By ________________________________
                                           Name:
                                           Title:

                                                                      ANNEX II
                                                                        TO
                                                                   NOTE PURCHASE
                                                                     AGREEMENT


                            BUYER ESCROW INSTRUCTIONS


                                       Dated as of the date of the Note Purchase
                                       Agreement to Which These Buyer Escrow
                                       Instructions Are Attached

Law Offices of Brian W Pusch,
  as Buyer Escrow Agent
Penthouse Suite
29 West 57th Street
New York, New York  10019

Attention:  Brian W. Pusch, Esq.

Dear Sirs:

                  As Escrow Agent for the purchaser (the "Buyer") of the Senior Subordinated Convertible Note due 2000 (the "Note"), who is named in the Note Purchase Agreement between Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and the Buyer to which a copy of these Buyer Escrow Instructions is attached as ANNEX II (the "Agreement"), the Escrow Agent is hereby authorized and directed to hold the funds (the "Escrow Funds"), together with any interest on the Escrow Funds and payments made by the Company to the Escrow Agent for the account of the Buyer pursuant to Section 5(k) of the Agreement and other applicable provisions thereof (the "Escrow Interest") delivered to the Escrow Agent pursuant to the terms of the Agreement, in accordance with the following instructions:

                  1. (a) The Escrow Agent shall give notice to the Company of receipt of funds in respect of the Agreement from the Buyer as promptly as practicable after receipt of such funds. As promptly as practicable after receipt of written notice from the Buyer to the Escrow Agent that the Company has advised the Buyer that the Registration Statement has been declared effective and that all conditions precedent to the release of the portion of the Escrow Funds to be released to the Company have been satisfied or waived (the "Buyer Release Notice"), the Escrow Agent shall (x) give notice to the Company of the receipt of such notice from the Buyer, (y) release the Escrow Funds (i) if the Closing Date is less than 90 days after the Execution Date, to the Company by wire transfer of funds to the Collateral Account (as defined in the Security Agreement) for the benefit of the Company or (ii) if the Closing Date is on or after the 90th day after the Execution Date, to or upon the order of the Company, in either such case against delivery by the Company to the Buyer of the Note, and (z) release any Escrow Interest held by the Escrow Agent at such time to or upon the order of the Buyer.

                  (b) If the Buyer notifies the Escrow Agent that (1) on the Closing Date, the conditions precedent to the obligations of the Buyer under the Agreement were not satisfied or waived, or (2) the Buyer has terminated the Agreement pursuant to Section 10 thereof, then in either such case the Escrow Agent shall as promptly as practicable release the Escrow Funds and any Escrow Interest held by the Escrow Agent at such time to the Buyer. All wire transfer fees relating to the Escrow Funds and the Escrow Interest shall be deducted from the amount of the Escrow Funds and the Escrow Interest released to the Company or the Buyer, as the case may be.

Prior to release of any Escrow Funds or the Escrow Interest to the Buyer, the Buyer shall furnish such tax reporting or other information as shall be appropriate for the Escrow Agent to comply with applicable United States laws.

                  (c) The Escrow Agent shall as promptly as practicable after receipt deposit the Escrow Funds in the Escrow Agent's attorney escrow account at Citibank, N.A., in an interest-bearing account. All interest paid by such bank on the Escrow Funds shall be held by the Escrow Agent solely for the account of the Buyer; provided, however, that all interest paid by such bank on all or any portion of the Escrow Funds and the Escrow Interest released to the Company which interest is accrued and paid on such funds from and after the Closing Date shall be held by the Escrow Agent solely for the account of the Company and shall be released to the Company on or promptly after the Closing Date. Upon the Buyer's written request, the Escrow Agent shall release to or upon the order of the Buyer an amount equal to the Escrow Interest so credited to the Escrow Agent's account by such bank which the Escrow Agent holds solely for the account of the Buyer or received by the Escrow Agent pursuant to Section 5(k) of the Agreement. Except as otherwise specifically provided in this paragraph 1, the Escrow Agent shall not be liable for interest on the Escrow Funds (other than such Escrow Interest as shall be paid to the Escrow Agent by its depository bank for the Escrow Funds or received by the Escrow Agent pursuant to Section 5(k) of the Agreement, in either such case less any applicable withholding taxes) for any reason, including by reason of any delay or mistake in delivery of the Escrow Funds or the Escrow Interest or any other funds held by the Escrow Agent hereunder.

                  2. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Buyer and the Escrow Agent and as to which the Company has given its written consent.

                  3. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith. In no event shall the Escrow Agent incur any liability or be held responsible if the Note, once released from escrow hereunder, shall become lost, stolen, destroyed, mutilated or misplaced while in transit to any person, provided the Escrow Agent shall have dispatched the same by a means customarily used by the Escrow Agent.

                  4. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person, firm or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

                  5. The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

                  6. The Escrow Agent shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Buyer Escrow Instructions or any documents or Escrow Funds or Escrow Interest deposited with or held by the Escrow Agent.

                  7. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor, subject to reimbursement thereof as and to the extent provided in Section 11. The Escrow Agent has acted as legal counsel for Diaz & Altschul Capital, LLC, a New York limited liability company, Delta Opportunity Fund, Ltd., a British Virgin Islands corporation, and Overbrook Fund I, LLC, a New York limited liability company, in connection with the transactions contemplated by the Agreement and may continue to act as legal counsel for such persons notwithstanding its duties as Escrow Agent hereunder.

                  8. The Escrow Agent's responsibilities as Escrow Agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Buyer. In the event of any such resignation, the Buyer shall appoint a successor Escrow Agent which shall be reasonably satisfactory to the Company.

                  9. If the Escrow Agent reasonably requires other or further instruments in connection with these Buyer Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

                  10. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents, Escrow Funds or Escrow Interest held by the Escrow Agent hereunder, the Escrow Agent is authorized, in its sole discretion (a) to retain in the Escrow Agent's possession, without liability to anyone, all or any part of said securities, documents, Escrow Funds or Escrow Interest until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (b) at any time, to deposit the securities, documents, Escrow Funds or Escrow Interest with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give notice thereof to the Buyer and the Company and shall thereupon be relieved and discharged from all further obligations hereunder.

                  11. The Buyer agrees to indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

                  12. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery (which shall include telephone line facsimile transmission or courier service), three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other address as a party may designate by ten days advance written notice to each of the other parties hereto.

BUYER: At the address and telephone line facsimile number set forth in the Agreement

COMPANY: At the address and telephone line facsimile number set forth in the Agreement

                                    Attention:

ESCROW AGENT:                       Law Offices of Brian W Pusch,
                                      as Buyer Escrow Agent
                                    Penthouse Suite
                                    29 West 57th Street
                                    New York, New York  10019
                                    Facsimile No.: (212) 980-7055

                  13. By signing these Buyer Escrow Instructions, the Escrow Agent becomes a party hereto only for the purpose of these Buyer Escrow Instructions; the Escrow Agent does not become a party to the Agreement. The Buyer has become a party hereto by its execution and delivery of the Agreement, as provided therein.

                  14. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of New York, without giving effect to principles of conflicts of law.

                  15. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Agreement.


ACCEPTED BY ESCROW AGENT:



By      /s/ Brian W. Pusch
   --------------------------------
           Brian W. Pusch,
       as Buyer Escrow Agent

                                                                      ANNEX III
                                                                        TO
                                                                   NOTE PURCHASE
                                                                     AGREEMENT


                          PLEDGE AND SECURITY AGREEMENT

                  THIS PLEDGE AND SECURITY AGREEMENT, dated as of _____, 1997 (this "Agreement"), by and between SHAMAN PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), and FIRST TRUST OF CALIFORNIA, N.A., as Collateral Agent (the "Pledgee"), for the benefit of the holders from time to time of the Notes (as defined herein).

                              W I T N E S S E T H:

                  WHEREAS, the Company has entered into several Note Purchase Agreements, dated as of June 30, 1997 (as amended, modified or supplemented from time to time in accordance with their respective terms, the "Note Purchase Agreements"), with the several buyers named therein (the "Buyers" and, together with the holders from time to time of the Notes, including the placement agent for the Notes, the "Holders"), providing for the purchase by the Buyers from the Company of Senior Subordinated Convertible Notes due 2000 in the aggregate principal amount of $10,400,000 issued by the Company (as amended from time to time in accordance with their respective terms, the "Notes");

                  WHEREAS, it is a condition precedent to the obligations of the Buyers under the Note Purchase Agreements to purchase their respective Notes that the Company shall have executed and delivered to the Pledgee this Agreement, the Pledgee shall have established the Collateral Account hereunder and the Company shall have caused to be deposited in the Collateral Account (as defined herein) certain Collateral as provided herein; and

                  WHEREAS, the Company desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the premises and other benefits accruing to the Company, the receipt and sufficiency of which are hereby acknowledged, the Company and the Pledgee hereby agree for the benefit of the Holders as follows:

                  1. DEFINITIONS. As used in this Agreement, the terms "Agreement", "Buyers", "Company", "Holders", "Note Purchase Agreements", "Notes" and "Pledgee" shall have the respective meanings assigned to such terms in the introductory paragraph of and in the recitals to this Agreement. Except as otherwise defined herein, terms used herein and defined in the Note Purchase Agreements (as in effect on the date hereof) and in the Notes shall be used as so defined. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                  "Account Bank" means First Bank, N.A.

                  "Adverse Claim" means a pledge, lien, mortgage, hypothecation, security interest, charge, option, adverse claim (as such term is used in Section 8-102(a)(1) of the UCC) or any other encumbrance whatsoever.

                  "Assets" shall have the meaning provided in paragraphs 2 and 3 of ANNEX B to this Agreement.

                  "Business Day" shall have the meaning provided in the Notes.

                  "Collateral" shall mean:

                  (a) all cash in U.S. currency held in the Collateral Account;

                  (b) all Government Obligations held in the Collateral Account;

                  (c) all cash, securities, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of the cash or Government Obligations held at any time in the Collateral Account;

                  (d) the Collateral Account and each and every general intangible (as such term is defined in Section 9-106 of the UCC relating thereto);

                  (e) all insurance policies relating to the Collateral Account or any of the cash or Government Obligations held at any time in the Collateral Account;

                  (f) all liens, guaranties and other rights and privileges relating to any of the Collateral referred to in the other clauses of this definition;

                  (g) all books, ledgers, books of account, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing; and

                  (h) all proceeds, products, rents, issues, profits and returns of and from any of the foregoing to the extent the same are retained in or required by this Agreement to be retained in the Collateral Account.

                  "Collateral Account" shall mean a separate account at the Account Bank which holds the cash and Government Obligations constituting part of the Collateral, which account shall be entitled "Shaman Pharmaceuticals, Inc. Noteholder Collateral Account for First Trust of California, N.A., as Collateral Agent".

                  "Collateral Value" shall mean:

                  (a) in the case of Government Obligations, 100 percent of the principal amount thereof;

                  (b) in the case of Collateral which constitutes cash in which the Collateral Agent has a perfected first priority security interest, 100 percent; and

                  (c)      in the case of all other Collateral, zero.

                  "Designated UCC Provisions" means Article 8 and Section 9-115 of the UCC.

                  "Event of Default" shall mean (i) any Event of Default or Repurchase Event, as such terms are defined in the Notes, (ii) the breach by the Company of any material covenant or other material term or condition of this Agreement, including, without limitation, those set forth in Section 16, or
(iii) any representation or warranty made by the Company in Section 16 or any material representation or warranty made in the other provisions of this Agreement shall be false or misleading when made or at any time thereafter.

                  "Execution Date" means the latest date on which any of the Note Purchase Agreements were executed and delivered by the parties thereto (prior to any amendment thereof).

                  "Government Obligations" shall mean direct obligations of, or obligations the timely payment of principal of and the interest on which are unconditionally guaranteed by, the full faith and credit of the United States of America and which mature not later than three months after their date of issuance, which are held in the book-entry system.

                  "Majority Holders" shall mean at any time holders of the Notes which represent a majority of the outstanding aggregate principal amount of the Notes.

                  "Obligations" shall have the meaning provided in Section 2 of this Agreement.

                  "Redemption Obligation" shall mean any outstanding and unsatisfied obligation of the Company to redeem all or any portion of any Note pursuant to Section 2.4(b) of such Note.

                  "Remaining Proceeds" shall have the meaning provided in
Section 10 of this Agreement.

                  "UCC" means the Uniform Commercial Code as enacted and in force in the State of California.

                  2. SECURITY FOR OBLIGATIONS. This Agreement is for the senior benefit of the Holders to secure:

                  (i) the full and prompt payment when due of all obligations and liabilities to the Holders, whether now existing or hereafter arising, under the Note Purchase Agreements and the due performance and compliance with the terms of the Note Purchase Agreements;

                  (ii) the full and prompt payment when due of all obligations and liabilities of the Company pursuant to the Notes and the due performance and compliance with the terms contained therein;

                  (iii) any and all sums advanced by the Pledgee or any Holder in order to preserve the Collateral or preserve the Pledgee's security interest in the Collateral;

                  (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Company referred to in clauses (i) through (iii), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (v) any amounts for which the Pledgee or any Holder is entitled to indemnification under Section 12 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 2 being collectively called the "Obligations".

                  3. ESTABLISHMENT AND MAINTENANCE OF COLLATERAL ACCOUNT. (a) On or before the Closing Date, the Pledgee shall establish and maintain the Collateral Account at the

Account Bank. The terms and conditions of the Collateral Account shall require the Account Bank to make entries in its records as to the type and amount of Government Obligations held in the Collateral Account and indicating that such Government Obligations are registered to the Pledgee in accordance with the terms of this Agreement, the intention of which is to make the Pledgee a holder of a perfected security interest in such Government Obligations or a securities entitlement with respect thereto under the Designated UCC Provisions as applicable under 31 C.F.R. Part 357. The terms and conditions agreed to by the Account Bank relating to the Collateral Account shall provide that the Account Bank shall not permit funds or Government Obligations to be withdrawn from the Collateral Account without the prior written authorization of the Pledgee. All costs, fees (including reasonable default fees) and expenses of the Account Bank and Pledgee with respect to the Collateral Account shall be paid by the Company when due.

                  (b) On or before the Closing Date, the Company shall cause to be deposited in the Collateral Account, pursuant to wire transfer instructions provided by the Pledgee, cash or Government Obligations, or any combination thereof, which shall have a Collateral Value on the Closing Date of not less than 100% of the original aggregate principal amount of the Notes. No assets of the Company other than the Collateral shall be held in the Collateral Account. On or before the Closing Date, the Company shall provide to the Pledgee copies of the documents to be submitted to the Account Bank to establish the Collateral Account. The Pledgee shall promptly notify the Company of the receipt by the Account Bank of the cash and Government Obligations deposited in the Collateral Account and provide the Company with a bank statement evidencing such deposit.

                  (c) Subject to release of Collateral pursuant to Section 5, the Company shall at all times maintain cash and Government Obligations in the Collateral Account having a Collateral Value of at least 100% of the outstanding aggregate principal amount of the Notes.

                  (d) The Collateral Value of the cash and Government Obligations held in the Collateral Account shall be determined at 4:00 p.m., New York City time, on each Business Day. If on any Business Day the cash and Government Obligations held in the Collateral Account is less than the amount thereof which is required to be maintained by the Company hereunder, the Company shall notify the Pledgee of such fact by 1:00 p.m., New York City time, on the next succeeding Business Day and, not later than the close of business, on such next succeeding Business Day, cause to be deposited in the Collateral Account additional cash or additional Government Obligations, or any combination thereof, which have a Collateral Value at least equal to the amount of such deficiency.

                  4. GRANT OF SECURITY INTEREST. (a) To secure the Obligations and for the purposes set forth in Section 1, the Company hereby (x) grants to the Pledgee for the benefit of the Holders a first priority security interest in all of the Collateral, (y) pledges to the Pledgee all Government Obligations deposited or held from time to time in the Collateral Account and (z) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of the Company's right, title and interest in and to the Government Obligations and cash deposited or held in the Collateral Account (and in and to the certificates or instruments evidencing such Government Obligations), to be held by the Pledgee (including through the Collateral Account at the Account Bank) upon the terms and conditions set forth in this Agreement.

                  (b) By its joinder herein, the Account Bank in its capacity as the Pledgee's securities intermediary with respect to the Collateral Account hereby agrees that it will (and the Company hereby authorizes it to) comply with instructions originated by the Pledgee and/or the Holders directing transfer or redemption of securities and other government obligations held or carried in the Collateral Account (including securities entitlements therein) without further consent by the Company, and whether or not an Event of Default shall have occurred and be continuing (it being the intent of all parties to establish in favor of the Pledgee and the Holders "control" over the

Collateral Account and all securities and securities entitlements held or carried therein as such term is defined in Sections 8-106 and 9-115 of the UCC and in compliance with 31 C.F.R. Part 357).

                  5. RELEASE OF COLLATERAL. (a) So long as no Event of Default or Redemption Obligation shall have occurred or be continuing, the Company shall be entitled to the release of Collateral from the Collateral Account and from the lien of this Agreement as follows:

                  (1) The Company shall be entitled to the release of the Collateral on the date which is 91 days after the Execution Date.

                  (2) In addition to any right of the Company to release of all Collateral from the Collateral Account pursuant to Sections 5(a)(1), the Company shall be entitled to the release of all the Collateral from the Collateral Account upon the payment and performance in full of all Obligations.

                  (b) Except as set forth in Section 5(a), in no event may any Collateral be released or withdrawn from the Collateral Account to any person without the prior written authorization to the Pledgee by the Majority Holders specifying the date and amount of such release or withdrawal. The Collateral Account will be operated and maintained exclusively for the benefit of the Pledgee and the Holders. The Company shall have no right to make or countermand withdrawals from the Collateral Account. The Company and the Pledgee agree to sign such consents and authorizations and to take all other actions as may be required to permit the prompt release and disbursement of the Collateral as provided in this Section 5.

                  6. ACCOUNT BANK. Pledgee hereby confirms the Account Bank as its securities intermediary, agent and custodian, and the Account Bank hereby agrees that it acts in such capacity and agrees to act as securities intermediary, agent and custodian for the Collateral on the terms specified herein and in ANNEX B.

                  7. DISTRIBUTIONS AND PROCEEDS. Unless and until an Event of Default shall have occurred and be continuing, all interest and other amounts payable or received in cash in respect of the Collateral, including, without limitation, all proceeds of and from any of the Collateral, shall be held in the Collateral Account. The Pledgee shall also be entitled to receive directly, and shall retain as part of the Collateral and hold in the Collateral Account until released pursuant to the terms hereof all other or additional securities or property (other than cash) paid, distributed or received by way of dividend or otherwise, including, without limitation, all proceeds of and from any of the Collateral, as the case may be, in respect of the Collateral. All payments which are received by the Company contrary to the provisions of this Section 7 or
Section 8 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Company and shall be forthwith paid over to the Pledgee as Collateral for deposit in the Collateral Account in the same form as so received (with any necessary endorsement).

                  8. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, the Note Purchase Agreements or the Notes or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon a default under the UCC, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which the Company hereby agrees to be commercially reasonable:

                  (a) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees; and

                  (b) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Government Obligations or other non-cash assets included in the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Company), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least five days' notice of the time and place of any such sale shall be given to the Company. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Company, and the Company hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereinafter enacted. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Holders may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Holder shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

                  9. REMEDIES, ETC. CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement, the Note Purchase Agreements or the Notes or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or commencement of the exercise by the Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement, the Note Purchase Agreements or the Notes or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Holder of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Holder to exercise any such right, power or remedy shall operate as a waiver thereof.

                  10. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any receipt, sale or other disposition of Collateral through enforcement, realization hereunder or otherwise, together with all other moneys received by the Pledgee hereunder in respect of any Collateral, shall first be applied to the payment of all fees, costs and expenses incurred by the Pledgee in connection with such sale or disposition, the delivery of the Collateral or the collection of any such moneys (including, without limitation, reasonable attorneys' fees and expenses), and the balance of such moneys (the "Remaining Proceeds") shall be applied by the Pledgee as required by the following provisions of this Section 10.

                  (b) The Remaining Proceeds shall be applied (x) to satisfy the Obligations with each Holder to receive an amount equal to its outstanding Obligations or (y) if the available Remaining Proceeds are insufficient for the payment in full of each Holder's outstanding Obligations, to satisfy a portion of each Holders' outstanding Obligations equal to such Holder's pro rata share (in relation to all Holders' outstanding Obligations) of the available Remaining Proceeds. The balance of such Remaining Proceeds will be paid to the Company.

                  (c) The Company shall promptly after learning the same, provide notice to the Pledgee containing information concerning conversions, redemptions and repurchases of Notes in sufficient detail to permit the Pledgee to administer this Section 10.

                  11. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or non- application thereof.

                  12. INDEMNITY. The Company agrees to indemnify and hold harmless the Pledgee and the Account Bank from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and to reimburse the Pledgee and the Account Bank for all costs and expenses, including reasonable attorneys' fees and expenses, arising out of or resulting from this Agreement or the exercise by the Pledgee or the Account Bank, as the case may be, of any right or remedy granted to it hereunder or under the Note Purchase Agreements or the Notes; provided, that the Company shall not be required to indemnify the Pledgee or the Account Bank to the extent any claim, demand, loss, judgment, liability, cost or expense is determined by final judgment (not subject to further appeal) of a court of competent jurisdiction to have arisen primarily from the negligence or willful misconduct of the Pledgee or the Account Bank, as the case may be. In no event shall the Pledgee or the Account Bank be liable, in the absence of a determination of negligence or willful misconduct on its part by final judgment (not subject to further appeal) of a court of competent jurisdiction, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Company under this Section 12 are unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) The Company agrees that it will join with the Pledgee in executing and, at its own expense, file and refile under the UCC such financing statements, continuation statements and other documents in such offices as the Pledgee may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Company where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  (b) The Company hereby appoints the Pledgee the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement. This power of attorney is coupled with an interest and shall not be terminable for so long as any Collateral remains subject to the security interest granted to the Pledgee hereunder.

                  14. CONCERNING THE PLEDGEE. (a) The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The duties of the Pledgee hereunder shall terminate when all the Collateral has been released pursuant hereto. The Pledgee shall act hereunder on the terms and conditions set forth herein and in ANNEX A hereto. The Pledgee hereby waives for the benefit of the Holders any claim, right or lien of the Pledgee against the Collateral arising under applicable law or arising from any business or transaction between the Pledgee and the Company other than pursuant to this Agreement.

                  (b) Prior to the Closing Date, the Company shall provide the Pledgee with a list of the Holders setting forth the respective principal amounts of their Notes to enable the Pledgee to determine those Holders which represent Majority Holders. Thereafter, the Company shall update such list when changes in the outstanding principal amounts of the several Notes affects the determination of which Holders then constitute the Majority Holders.

                  15. TRANSFER BY THE COMPANY. The Company will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein except in accordance with the terms of this Agreement, the Note Purchase Agreements and the Notes.

                  16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents and warrants to, and covenants and agrees with, the Pledgee for the benefit of the Holders that (a) except as otherwise set forth in this Agreement, it is and will be the legal, record and beneficial owner of, and has good and marketable title to, the Collateral, subject to no Adverse Claim, except the liens and security interests created by this Agreement; (b) it has full power, authority and legal right to pledge all the Collateral pursuant to this Agreement; (c) this Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms; (d) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of any securities issued by the Company, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Company is a party or which purports to be binding upon the Company or upon any of its assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of the Company except as contemplated by this Agreement; (e) this Agreement creates, and will continue to create so long as any Obligations are outstanding, as security for the Obligations, a valid and enforceable perfected security interest and lien on and first priority security interest in and security entitlement to the Collateral in favor of the Pledgee for the benefit of the Holders sufficient to make the Pledgee an entitlement holder with respect to the Collateral constituting Government Obligations or investment securities pursuant to 31 C.F.R. Part 357 and the Designated UCC Provisions, subject to no other Adverse Claim; and (f) no consent, filing, approval, registration, recording, registration or other action is required (x) for the grant of the security interest by the Company in the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Company, or
(y) to perfect the security interest and lien purported to be created by this Agreement, in each case except as has been accomplished. The Company further represents and warrants that its chief executive office is located at the address set forth below for notices to be given hereunder, and the Company keeps and maintains its books and records, including all books and records relating to the Collateral Account, at such address. The Company covenants and agrees that it will not change the location of its chief executive office or of its books and records (including the books and records relating to the Collateral Account) without giving Pledgee at least 45 days prior notice thereof. The Company covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and the Company covenants and agrees that it will have like title to and right to pledge any other funds, Government Obligations or property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Holders.

                  17. SURVIVAL. All representations, warranties, covenants and agreements of the Company and of the Pledgee contained herein will survive the execution and delivery hereof, the establishment of the Collateral Account and the release of any Collateral pursuant hereto and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Pledgee or the Company or any person who controls the Pledgee or the Company.

                  18. COMPANY'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Company under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any of the Note Purchase Agreements, the Notes or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (c) any furnishing of any additional security to the Pledgee or its assignees or any acceptance thereof or any release of any security by the Pledgee or its assignees; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Company, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Company shall have notice or knowledge of any of the foregoing.

                  19. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered (which shall include transmission by telephone line facsimile transmission) or mailed by first class mail, postage prepaid, to the parties at their addresses set forth below and shall be effective upon receipt, if so delivered, or five days after being placed in the facilities of the United States Postal Service, if mailed:

         (a) if to the Company, at:       Shaman Pharmaceuticals, Inc.
                                          213 East Grand Avenue
                                          South San Francisco, California  94080

                                          Attention:  President and Chief
                                                      Executive Officer

                                          Telephone: (415) 952-7070
                                          Facsimile: (415) 873-8367

         (b) if to the Pledgee, at:       First Trust of California, N.A.
                                          One California Street, 4th Floor
                                          San Francisco, California  94111

                                          Attention:  Ms. Ann Gadsby
                                                      Assistant Vice President

                                          Telephone: (415) 273-4532
                                          Facsimile: (415) 273-4593

         in either such case
         with a copy to:                  Law Offices of Brian W Pusch
                                          Penthouse Suite
                                          29 West 57th Street
                                          New York, New York 10019

                                          Telephone: (212) 980-0408
                                          Facsimile: (212) 980-7055

                  20. FEE SCHEDULE. The Company agrees to compensate the Pledgee for its services rendered under this Agreement in accordance with the Fee Schedule attached as ANNEX C hereto.

                  21. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the party to be charged with the enforcement thereof and, in the case of the Pledgee, with the written consent of the Majority Holders or, as and to the extent required by the Notes, all of the Holders.

                  22. MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and this Agreement and such security interest shall (a) remain in full force and effect, subject to release and/or termination as set forth in Section 5, (b) be binding upon the Company, its successors, transferees and assigns and (c) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the Holders and their successors, transferees and assigns. Without limiting the foregoing, the Company agrees that any company into which the Pledgee may be merged or with which it may be consolidated, or any company to whom the Pledgee may transfer a substantial amount of its global escrow business, shall be the successor to the Pledgee without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything herein to the contrary notwithstanding. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT THAT UNDER THE CALIFORNIA UNIFORM COMMERCIAL CODE THE LAWS OF ANOTHER JURISDICTION GOVERN MATTERS OF PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF ANY SECURITY INTEREST GRANTED HEREUNDER. THE PARTIES HERETO AGREE THAT FOR ALL PURPOSES, INCLUDING WITHOUT LIMITATION THE DESIGNATED UCC PROVISIONS AND 31 C.F.R. PART 357, THE JURISDICTION OF THE PLEDGEE AND OF THE ACCOUNT BANK IS THE STATE OF CALIFORNIA. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                  23. WAIVER OF JURY TRIAL. The Company hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

                  IN WITNESS WHEREOF, the Company and the Pledgee have caused this Pledge and Security Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                        SHAMAN PHARMACEUTICALS, INC.



                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:


                                        FIRST TRUST OF CALIFORNIA, N.A.,
                                          as Collateral Agent


                                        By:
                                            ---------------------------------
                                                     Denise Burns
                                                    Vice President


By executing and delivering a counterpart of this Agreement, the Account Bank hereby (1) accepts its appointment pursuant to Section 6 of this Agreement and
(2) agrees to be bound by the provisions of Sections 4(b) and 21 of this Agreement.

                                        FIRST BANK, N.A.



                                        By:
                                            ---------------------------------
                                            Name:
                                            Title:

                                                                        ANNEX A
                                                                          TO
                                                                      PLEDGE AND
                                                                       SECURITY
                                                                       AGREEMENT

                                   THE PLEDGEE

                  1. APPOINTMENT. The Holders (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Pledge and Security Agreement to which this ANNEX A is attached (the "Security Agreement")), by their acceptance of the benefits of the Security Agreement, hereby irrevocably designate First Trust of California, N.A. as Pledgee to act as specified herein and in the Security Agreement. Each Holder hereby irrevocably authorizes, and each holder of any promissory note which is secured pursuant to the Security Agreement (each a "Note" and collectively the "Notes") by the acceptance of such Note shall be deemed irrevocably to authorize, the Pledgee to take such action on its behalf under the provisions of the Security Agreement and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Pledgee by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Pledgee may perform any of its duties hereunder by or through its agents or employees.

                  2. NATURE OF DUTIES. The Pledgee shall have no duties or responsibilities except those expressly set forth in the Security Agreement. Neither the Pledgee nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Security Agreement or hereunder or in connection herewith or therewith, unless caused by its or their negligent, reckless or willful conduct or failure to perform any act required to be performed by law or the Security Agreement. The duties of the Pledgee shall be mechanical and administrative in nature; the Pledgee shall not have by reason of the Security Agreement or any Note Purchase Agreement or Note a fiduciary relationship in respect of any Holder; and nothing in the Security Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Pledgee any obligations in respect of the Security Agreement except as expressly set forth herein.

                  3. LACK OF RELIANCE ON THE PLEDGEE. Independently and without reliance upon the Pledgee, each Holder, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its subsidiaries in connection with the making and the continuance of the Obligations and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of Company and its subsidiaries, and the Pledgee shall have no duty or responsibility, either initially or on a continuing basis, to provide any Holder with any credit or other information with respect thereto, whether coming into its possession before the extension of any Obligations or the purchase of any Notes, or at any time or times thereafter. The Pledgee and the Account Bank shall not be responsible to any Holder for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Security Agreement or the financial condition of the Company or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Security Agreement, or the financial condition of the Company, or the existence or possible existence of any Event of Default or Repurchase Event.

                  4. CERTAIN RIGHTS OF THE PLEDGEE. No Holder shall have the right to cause the Pledgee to take any action with respect to the Collateral, with only the Majority Holders having the right to direct the Pledgee to take any such action. If the Pledgee shall request instructions from the Majority Holders with respect to any act or action (including failure to act) in connection with the Security Agreement, the Pledgee shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Majority Holders (which instruction shall state that the Holders who sign such instruction constitute the Majority Holders as defined in this Agreement), and to the extent requested, appropriate indemnification from the Holders who execute any such instruction in respect of actions to be taken by the Pledgee; and the Pledgee shall not incur liability to any person by reason of so refraining. Without limiting the foregoing, no Holder shall have any right of action whatsoever against the Pledgee as a result of the Pledgee acting or refraining from acting (x) hereunder in accordance with the instructions of the Majority Holders or (y) under any Note Purchase Agreement or Note as provided for therein.

                  5. RELIANCE. The Pledgee shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to the Security Agreement and its duties thereunder, upon advice of counsel selected by it.

                  6. INDEMNIFICATION. To the extent the Pledgee is not reimbursed and indemnified by Company and/or its subsidiaries, the Holders will reimburse and indemnify the Pledgee, in proportion to their respective principal amounts of Obligations, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Pledgee in performing its duties hereunder or under the Security Agreement, or in any way relating to or arising out of the Security Agreement except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Pledgee's own negligence or willful misconduct.

                  7. THE PLEDGEE IN ITS INDIVIDUAL CAPACITY. The Pledgee and its affiliates may lend money to, purchase, sell and trade in securities of and generally engage in any kind of business with the Company or any affiliate or subsidiary of the Company as if it were not performing the duties specified herein, and may accept fees and other consideration from the Company for services to the Company in connection with the Note Purchase Agreements and the Notes and otherwise without having to account for the same to the Holders; provided, however, that the Pledgee, on behalf of itself and such affiliates, hereby waives any claim, right or lien against the Collateral in any way arising from or relating to any such loan, securities transaction or business with the Company.

                  8. HOLDERS. The Pledgee may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Pledgee. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note(s) issued in exchange therefor.

                  9. RESIGNATION BY THE PLEDGEE. (a) The Pledgee may resign from the performance of all its functions and duties under the Security Agreement at any time by giving 60 Business Days' prior written notice (as provided in the Security Agreement) to the Company and the Holders. Such resignation shall take effect upon the appointment of a successor Pledgee pursuant to clauses (b) and
(c) below.

                  (b) Upon any such notice of resignation, the Majority Holders shall appoint a successor Pledgee hereunder who shall be a Holder.

                  (c) If a successor Pledgee shall not have been so appointed within said 60 Business Day period, the Pledgee shall then appoint a successor Pledgee who shall serve as Pledgee hereunder or thereunder until such time, if any, as the Majority Holders appoint a successor Pledgee as provided above. If a successor Pledgee has not been appointed within such 60-day period, the Pledgee may petition any court of competent jurisdiction or may interplead the Company and Holders in a proceeding for the appointment of a successor Pledgee, and all fees, including but not limited to extraordinary fees associated with the filing of interpleader, and expenses associated therewith shall be payable by the Company.

                                                                        ANNEX B
                                                                          TO
                                                                      PLEDGE AND
                                                                       SECURITY
                                                                      AGREEMENT

                                THE ACCOUNT BANK

                  1. ROLE AS SECURITIES INTERMEDIARY. The Account Bank hereby agrees to act as securities intermediary on the terms hereinafter specified. The Account Bank represents that (i) it is a bank that in the ordinary course of its business maintains security accounts for others and is acting in that capacity with respect to the Account, (ii) the Account Bank is eligible to maintain and maintains a Participant's Securities Account (as such term is defined in 31 C.F.R. Section357.2) at the Federal Reserve Bank of Minneapolis for each of the pertinent types of Government Obligations which shall be book-entry securities and (iii) all entries made on the books of the Account Bank with respect to the book-entry securities included in the Collateral will be complete and accurate in all respects.

                  2. CUSTODY OF ASSETS. The Account Bank shall act as securities intermediary for the Pledgee with respect to Government Obligations and other property, including all income thereon and proceeds from the sale or maturity thereof (collectively, the "Assets") from time to time delivered to or received by it to be held in the Pledgee's custodial account entitled "Shaman Pharmaceuticals, Inc. Noteholder Collateral Account for First Trust of California, N.A., as Collateral Agent" (the "Collateral Account") and shall be segregated at all times (except for cash and Assets held in book entry form which shall be appropriately designated as property of Pledgee) from the securities and property of any other person or entity. The Account Bank hereby waives for the benefit of the Holders any claim, right or lien of the Account Bank against the Collateral arising under applicable law or arising from any business or transaction between the Account Bank and the Pledgee or the Company other than pursuant to this Agreement.

                  The Collateral Account is being established by the Pledgee pursuant to the Pledge and Security Agreement to which this ANNEX B is attached (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Pledge and Security Agreement).

                  3. ASSETS HELD IN BOOK-ENTRY SYSTEM. As used herein, the term "Assets" shall include all securities held on behalf of the Pledgee in the Federal Reserve/Treasury book-entry system.

                  4. REGISTRATION OF ASSETS. All assets which are in registered form shall, unless the Account Bank is otherwise Instructed (as hereafter defined) in writing, be registered in accordance with paragraph 2 above in the name of the Pledgee.

                  5. INCOME ON ASSETS. The Account Bank shall take all steps necessary or advisable to collect the dividends, interest and other income on the Assets and shall credit, subject to the terms of the Security Agreement, said income to the Collateral Account from time to time, provided that the Account Bank shall not be required to initiate proceedings with respect to such collection. All income credited to the Collateral Account shall be promptly reinvested or distributed to the Pledgee in accordance with the Pledgee's Instructions given from time to time, subject to the terms of the Security Agreement.

                  6. PURCHASES AND SALES OF ASSETS. Subject to the terms of the Security Agreement, the Account Bank shall promptly effect purchases and sales of the Assets in accordance with the Pledgee's Instructions or instructions of the Pledgee's designee from time to time, and shall take all steps necessary or advisable to collect the proceeds of any Assets which are sold, redeemed or which have matured and shall promptly deposit said proceeds in the Collateral Account, provided that the Account Bank shall not be responsible for the collection of Assets called for redemption or otherwise payable (other than by reason of sale or other disposition by the Collateral Account Bank) unless notice thereof is published in national financial reporting services to which the Account Bank subscribes, or notice is otherwise received by the Account Bank. The Account Bank shall not be under any duty to advise or recommend any sales or purchases of Assets for the Pledgee's account.

                  7. LIMITATION OF LIABILITY; RESPONSIBILITIES. (a) The Account Bank shall not be liable for any loss or damage suffered by the Pledgee as the result of any act or omission of any broker or other agent engaged by the Pledgee in effecting purchases, sales or exchanges of Assets except to the extent of any liability caused by (i) the negligent, reckless or willful conduct of the Account Bank or its subagent or subcustodian or (ii) the failure of the Account Bank or its subagent or subcustodian to perform any act required by law or this Agreement. The Account Bank shall not be liable for loss or damage caused directly or indirectly by invasion, insurrection, riot, war, nuclear disaster, order of civil authority or any other causes beyond its control.

                  (b) The Account Bank shall not be responsible to file any tax returns or pay any taxes due in connection with the Assets held hereunder and the income therefrom.

                  8. STATEMENTS. The Account Bank shall deliver to the Pledgee periodically in accordance with its standard practices a statement of all accounts maintained hereunder showing all receipts, disbursements and other transactions affecting the Assets during the applicable period. The scope, content and frequency of the statements required hereunder may be changed from time to time upon the mutual written agreement of the parties hereto.

                  9. OTHER ACQUISITIONS. The Pledgee authorizes the Account Bank to act, and the Account Bank agrees that it shall act for the Pledgee from time to time, in the acceptance of the delivery from a fiduciary or a donor to the Pledgee of securities, cash or other property. Upon delivery to it of securities, cash or other property to be credited to the Collateral Account, whether as the result of a purchase or distribution of a bequest or gift, the Account Bank shall promptly notify the Pledgee and issue to it a receipt setting forth an accurate description of each item received, together with the face value thereof in the case of an evidence of indebtedness and the number of shares in the case of stock.

                  10. WITHDRAWAL OF ASSETS. (a) No cash, securities, evidences of indebtedness or any other property included in the Assets may be withdrawn from the Account Bank except in accordance with the Pledgee's Instructions.

                  (b) Upon receipt of such Instructions and subject to the terms and conditions thereof, the Account Bank shall deliver the items specified therein to the person or entity designated and shall obtain a proper receipt therefor.

                  (c) In connection with the sale of any Assets, the Account Bank shall make delivery of such Assets only against payment therefor, in federal funds or by certified check or bank cashier's check, provided that, consistent with customary practice at the place of delivery, the Account Bank may (i) make delivery for inspection prior to sale at the purchaser's location, upon delivery to the Account Bank of a proper receipt therefor, to a member of registered national securities exchange or bank or trust company. In no event shall the Account Bank be liable hereunder for not delivering Assets in accordance with the Pledgee's Instructions where such delivery is withheld by reason of the purchaser's inability or unwillingness to make a payment therefore in federal funds or by certified or bank cashier's check or as otherwise provided in this paragraph 10(c).

                  (d) Any cash included in the Assets may be withdrawn from the Account Bank in accordance with the terms of paragraph 10(a) provided, however, that subject to a transfer or other disposition of securities by bookkeeping entry in connection with the Account Bank's participation (through its agent) in the Federal Reserve/Treasury book-entry system, the Account Bank shall make payments of cash to, or from the account of, Pledgee only (i) for the purchase of Government Obligations or other Assets and delivery of such securities or other Assets to the Account Bank in proper form for transfer; (ii) for the payment of the Account Bank's expenses and fees authorized in this Agreement; and (iii) for payments in connection with the conversion, exchange or surrender of Government Obligations included in the Assets.

                  (e) The Account Bank shall promptly notify the Pledgee of all withdrawals from or deliveries to the Account Bank for the Pledgee's account hereunder.

                  11. INDEMNITY. With respect to any Assets received by the Account Bank and registered in the name of the Pledgee or held on behalf of the Pledgee, solely in its capacity as such, in the Federal Reserve/Treasury book-entry system, the Account Bank shall be fully responsible and liable for and shall indemnify and hold the Pledgee harmless against any loss, damage or expense (including attorney's fees and amounts paid with the Account Bank's consent in settlement of any claim or action) which the Pledgee may sustain resulting from (i) any act of the Account Bank which has not been authorized hereunder or (ii) any failure by the Account Bank to perform any of its obligations. Except with respect to the extent the same may result, directly or indirectly, from any negligent act or omission or willful or reckless misconduct of the Account Bank or any failure of the Account Bank to perform any of the Account Bank's obligations under this Agreement, the Pledgee shall indemnify and hold the Account Bank harmless against any loss, damage or expense (including attorney's fees and amounts paid, with the Pledgee's consent, in settlement of any claim or action) which the Account Bank may sustain resulting from its performance in accordance with this Agreement.

                  12. INSTRUCTIONS. As used in this Agreement, the term "Instructions" or "Instructed" by the Pledgee means a request or order given or delivered to the Account Bank by an authorized representative of the Pledgee. Unless specifically required herein to be in writing, Instructions may be oral or written; provided, that any oral Instructions shall be promptly confirmed in writing. Failure to provide a written confirmation of oral Instructions shall not invalidate any such Instructions.

                  13. APPLICABLE LAW. The agreement set forth in this ANNEX B shall be interpreted and enforced in accordance with the laws of the State of California.

                                                                ANNEX C
                                                                   to
                                                               PLEDGE AND
                                                               SECURITY
                                                               AGREEMENT

                             FIRST TRUST CALIFORNIA
                 FIRST TRUST OF CALIFORNIA, National Association
                       Global Escrow Depository Services
                                  Fee Schedule
                        for Holding (Depository) Escrows

I. Acceptance Fee:
Covers the escrow agent's examination of governing instruments and all supporting documentation as well as set up of required records and accounts. Payable at opening.

Consideration                                                             Fees

$0 - 499,999                                                            $  500
$500,000-999,999                                                        $1,000
$1.0 - 2.49 million                                                     $2,000
$2.5 - 4.9 million                                                      $3,000
$5.0 - 9.99 million                                                     $4,000
$10.0 million and above                                                 $5,000
                                                         Plus $0.10 per $1,000
                                                              over $10 million

II. Annual Administration Fee:                                          $1,000
Covers ordinary escrow agent services, such as maintenance of records, examination of notices to determine compliance with the governing instrument, and preparation and distribution of accounting statements. Payable annually in advance.

III. Investment Processing Fees:
First Bank System Investments                                         No Charge
Outside investments                              50 Basis Pts. of income earned
                                                                 (minimum $250)

IV. Activity Fees:
Deposits and/or Disbursements (per transaction)                           $ 20
Wire transfers (incoming or outgoing)                                     $ 25
(New: Deposits & Disbursement charges are waived if utilizing wire transfers)

Off-site Closing (CA)                                                     $500
Out-of-State Closing                                                   At Cost

V. Out-of-pocket Expenses:                                      Billed at Cost
Expenses including but not limited to stationery, postage, telephone, insurance, shipping, Telex/Telegram, services of outside counsel and agents. (Plus indirect out-of-pocket at 3% of annual administration fees.)

VI. Extraordinary Services and Expenses:
Charges for performing other escrow services not specifically covered in this schedule will be determined by an appraisal of the services rendered.


             All Escrow Fees are Non-Proratable and Non-Refundable
 The fees shown in this schedule may be increased upon thirty (30) days notice.

                                                                     ANNEX IV
                                                                        TO
                                                                   NOTE PURCHASE
                                                                     AGREEMENT

                            TRANSFER AGENT AGREEMENT

                  THIS TRANSFER AGENT AGREEMENT, dated as of _____, 1997, by and among SHAMAN PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), BOSTON EQUISERVE, SERVICING AGENT FOR BANKBOSTON, N.A., as Transfer Agent and Registrar (the "Transfer Agent"), and each of the holders of Notes (as defined below) named on the signature pages hereto (each, a "Holder" and collectively, the "Holders").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the several Note Purchase Agreements, dated as of June __, 1997, by and between the Company and each Holder (the "Purchase Agreements"), the Holders agreed, upon the terms and subject to the conditions of the Purchase Agreements, to purchase from the Company certain Senior Subordinated Convertible Notes due 2000 (as amended from time to time, the "Notes"), of the Company; and

                  WHEREAS, as a condition precedent to the obligation of the Holders to purchase the Notes, the Holders require the execution and delivery of this Agreement by the Company and the Transfer Agent to assure that the Holders and each other holder of the Notes (as used herein, the term "Holders" shall include the registered assigns with respect to the Notes of the original Holders who are parties hereto) will be assured of the timely issuance and receipt of shares of Common Stock, $.001 par value (the "Common Stock"), of the Company upon conversion of Notes;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. DELIVERIES BY THE COMPANY. Contemporaneously with the execution and delivery of this Agreement, the Company is delivering to the Transfer Agent the following:

                  (a) a list showing the name and address of each holder of record of the Notes, and the date of issuance and principal amount of each Note;

                  (b) an opinion of Brobeck, Phleger & Harrison, counsel to the Company (i) as to the due authorization, validity of issuance and fully-paid and non-assessable nature of the shares (the "Common Shares") of Common Stock issuable upon conversion of the Notes, and
         (ii) stating that the Common Shares have been registered for resale by the Holders under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement which has been declared effective by the Securities and Exchange Commission (the "SEC");

                  (c) an opinion of the Law Offices of Brian W Pusch, counsel to Diaz & Altschul Capital, LLC and Delta Opportunity Fund, Ltd., to the effect that the Notes have been or will be, and the Common Shares may be, issued to each holder of the Notes without registration under the Securities Act; and

                  (d) the form of Notice of Conversion of Senior Subordinated Convertible Note (the "Conversion Notice") relating to the Notes.

                  2. ISSUANCE OF COMMON SHARES. (a) The Transfer Agent hereby agrees to act as conversion agent for the Notes. The Company hereby irrevocably instructs the Transfer Agent to issue the Common Shares upon conversion of all or any part of the outstanding principal amounts of the Notes from time to time upon receipt of a Conversion Notice. A Conversion Notice may be given by telephone line facsimile transmission to the Transfer Agent or otherwise given to the Transfer Agent, in each such case at the address and in the manner provided in Section 6(g). The Note need not be surrendered in connection with the conversion thereof by the Holder unless the entire unpaid principal amount of the Note is so converted. The Company may by notice to the Holder from time to time require the Holder to surrender the Note in exchange for the issuance by the Company of a new Note in a principal amount equal to the outstanding principal amount of the Note and otherwise having terms identical to the Note.

                  (b) The certificates for Common Shares shall not bear any restrictive legend and neither the Company nor the Transfer Agent shall place any stop-transfer restriction against any Common Shares.

                  3. CONVERSION AND EXERCISE OBLIGATIONS ABSOLUTE; NO CONTRARY INSTRUCTIONS. (a) If a Holder shall have given a Conversion Notice for conversion of a Note, the Company shall issue and deliver as stated in such Conversion Notice the Common Shares issuable upon such conversion within three business days after such Conversion Notice is given and the person converting shall be deemed to be the holder of record of the Common Shares issuable upon such conversion, and all rights with respect to that portion of such Note so converted shall forthwith terminate except the right to receive the Common Shares or other securities, cash, or other assets as provided in such Note. The Transfer Agent acknowledges and agrees that, if a Holder shall have given a Conversion Notice as provided herein, the Company's obligation to issue and deliver the certificates for Common Shares upon such conversion shall be absolute and unconditional, irrespective of any action or inaction by the converting Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion; provided, however, that nothing herein shall limit or prejudice the right of the Company to pursue any such claim in any other manner permitted by applicable law.

                  (b) The Company agrees not to give any instruction to the Transfer Agent which is contrary to this Agreement. The Transfer Agent hereby agrees that it will disregard any request, instruction or other communication from or on behalf of the Company which is contrary to or inconsistent with this Agreement. The Company shall not appoint any transfer agent (other than the Transfer Agent) or registrar for its Common Stock unless at the time of such appointment any such successor enters into an agreement of like tenor with this Agreement.

                  (c) As set forth in Section 2.3 of each Note, the number of Common Shares to be issued in connection with a particular conversion of all or a portion of such Note is, absent manifest error, conclusively the number of Common Shares stated in the applicable Conversion Notice. If in connection with a particular conversion of all or a portion of a Note the Company determines that manifest error has been made by virtue of the conversion price or other information set forth in the applicable Conversion Notice, the Company shall, within three business days after the Holder gives such Conversion Notice, notify the Transfer Agent and the Holder of such error, which notice shall state the number of Common Shares in dispute, and, notwithstanding such notice from the Company, the Transfer Agent shall issue and deliver the number of Common Shares not in dispute as and when required by this Agreement. A Conversion Notice shall be deemed for all purposes to be in proper form unless the Company otherwise notifies the Holder by telephone line facsimile transmission within three business days after a Conversion Notice has been given (which notice from the Company shall specify all defects in the Conversion Notice), and any Conversion Notice containing any such defect shall nonetheless be effective on the date given if the Holder promptly undertakes in writing to correct all such defects. If the Company shall have notified the Transfer Agent and the Holder of any claim of manifest error, the Company shall on the date such notice is given submit the dispute to Ernst & Young LLP or another firm of independent public accountants of recognized national standing (the "Auditors") for determination and shall instruct the Auditors to resolve such dispute and to notify the Company, the Transfer Agent and the converting Holder of such Note within one business day after such dispute is submitted to the Auditors. Immediately after receipt of timely notice of the Auditors' determination (but in any event within three business days after the applicable Conversion Notice is given to the Transfer Agent), the Transfer Agent shall issue to the converting Holder any additional Common Shares to which such Holder is entitled based on the determination of the Auditor. The Transfer Agent is authorized and directed to rely on the Auditors' determination. If the Auditors shall fail to notify the Transfer Agent of their determination within three business days after the applicable Conversion Notice is given to the Transfer Agent, then the Transfer Agent shall, within three business days after receipt of the applicable Conversion Notice, issue to the converting Holder any additional shares of Common Stock to which the Holder is entitled based on the applicable Conversion Notice. Such immediate and prompt action shall be taken by all the parties hereto in order to assure that there shall be full compliance with the Company's unqualified obligation that all Common Shares issuable upon such conversion be issued by the due date therefor as provided herein and in the Note.

                  4. TRANSFER AGENT DUTIES. The obligations and duties of the Transfer Agent under this Agreement are at all times and in all respects subject to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the SEC thereunder applicable to transfer agents registered with the SEC. This Agreement relates only to the Transfer Agent's duties as conversion agent for the Notes and does not otherwise limit or effect the Transfer Agent's other duties, obligations and agreements relating to its service as transfer agent and registrar for the Common Stock.

                  5. INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Transfer Agent, each officer, director, employee and agent of the Transfer Agent, and each person, if any, who controls the Transfer Agent within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which it, they or any of them, or such controlling person, may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the performance by the Transfer Agent of its duties pursuant to this Agreement; and will reimburse the Transfer Agent, and each officer, director, employee and agent of the Transfer Agent, and each such controlling person for any legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case if such loss, claim, damage or liability arises out of or is based upon any action not taken in good faith, or any act or omission that constitutes gross negligence or willful misconduct. Promptly after receipt by an indemnified party under this
Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Company under this
Section 5, notify in writing the Company of the commencement thereof, and failure so to notify the Company will relieve the Company from any liability under this Section 5 as to the particular item for which indemnification is then being sought if such failure shall have materially prejudiced the Company's right to defend or contest such action, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies the Company of the commencement thereof, the Company will be entitled to participate with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from such indemnifying party to such indemnified party under this Section 5, shall be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The Company shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of the Company.

                  6. MISCELLANEOUS.

                  (a) This Agreement shall be governed by and interpreted in accordance with the laws of the State of California.

                  (b) This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

                  (c) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  (e) No failure or delay by any party in exercising any right or remedy under this Agreement or otherwise, and no course of dealing between the parties, shall operate as a waiver thereof or amendment of this Agreement, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

                  (f) Neither this Agreement nor any term thereof (including this paragraph) may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing signed by the Company, the Transfer Agent, and, with respect to the Holders, such Holders which hold Notes, which, based on the original principal amount of the Notes, represent a majority of the original aggregate principal amount of the Notes, whether or not outstanding at such time.

                  (g) Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally (which shall include telephone line facsimile transmission) or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party as follows:

         if to the Company:

         Shaman Pharmaceuticals, Inc.
         213 East Grand Avenue
         South San Francisco, California 94080

         Attention:  President and Chief Executive Officer

         Facsimile No.:  (415) 873-8367


         if to the Transfer Agent:

         Boston EquiServe, Servicing Agent for BankBoston, N.A.
         150 Royall Street
         Canton, Massachusetts 02021

         Attention:  Mr. Joseph S. Bagarella

         Facsimile No.:  (617) 575-2549

         if to any Holder:

         at the address and facsimile number set forth below its signature on the signature pages hereto or such other address as a party shall have provided by notice to the other parties in accordance with this provision.

                  IN WITNESS WHEREOF, this Transfer Agent Agreement has been duly executed by the parties hereto by their respective officers or other representatives thereunto duly authorized as of the date first set forth above.

                                        SHAMAN PHARMACEUTICALS, INC.



                                        By
                                            -----------------------------------
                                            Name:
                                            Title:


                                        BOSTON EQUISERVE, SERVICING
                                           AGENT FOR BANKBOSTON, N.A.,
                                           as Transfer Agent and Registrar


                                        By
                                            -----------------------------------
                                            Name:
                                            Title:


                                        DELTA OPPORTUNITY FUND, LTD.



                                        By
                                            -----------------------------------
                                            Name:
                                            Title:

                                        Address:  c/o International Fund
                                                     Administration, Ltd.
                                                  Suite 464
                                                  48 Par La Ville Road
                                                  Hamilton HM11
                                                  Bermuda

                                        Facsimile No.:  (441) 295-9637

                                        NELSON PARTNERS



                                        By
                                            -----------------------------------
                                             Name:
                                             Title:

                                        Date:
                                              ---------------------------------

                                        Address:
                                           c/o Leeds Management Services
                                           129 Front Street
                                           5th Floor
                                           Hamilton HM12
                                           Bermuda

                                        Facsimile No.:  (441) 292-2239


                                        OLYMPUS SECURITIES, LTD.



                                        By
                                            -----------------------------------
                                             Name:
                                             Title:

                                        Date:
                                              ---------------------------------

                                        Address:
                                             c/o Leeds Management Services
                                             129 Front Street
                                             5th Floor
                                             Hamilton HM12
                                             Bermuda

                                        Facsimile No.:  (441) 292-2239

                                       OMICRON PARTNERS, LP
                                         BY OMICRON MANAGEMENT LIMITED,
                                         MANAGING GENERAL PARTNER



                                       By
                                          --------------------------------------
                                               Anthony L. M. Inder Rieden
                                                       President

                                       Date:
                                             -----------------------------------

                                       Address:
                                         c/o MeesPierson Fund Services (Bahamas)
                                         Charlotte House
                                         P.O. Box N-9204
                                         Charlotte Street
                                         Nassau, Bahamas

                                       Facsimile No.:  (242) 325-7918


                                       OTA LIMITED PARTNERSHIP



                                       By
                                          --------------------------------------
                                          Name:
                                          TItle:

                                       Date:
                                             -----------------------------------

                                       Address:
                                         One Manhattanville Road
                                         Purchase, New York  10577

                                       Facsimile No.:  (914) 694-5831

                                       OVERBROOK FUND I, LLC



                                       By
                                          --------------------------------------
                                          Name:
                                          TItle:

                                       Date:
                                             -----------------------------------

                                       Address:
                                         Overbrook Fund I, LLC
                                         512 Fifth Avenue
                                         Room 1502
                                         New York, New York 10175-8710

                                       Facsimile No.:  (212) 661-8664

                                                                      ANNEX V
                                                                        TO
                                                                   NOTE PURCHASE
                                                                     AGREEMENT

                                 LAW OFFICES OF
                                  BRIAN W PUSCH
                                ATTORNEYS AT LAW

                                 PENTHOUSE SUITE
                               29 WEST 57TH STREET
                               NEW YORK, NY 10019
                            TELEPHONE (212) 980-0408
                            FACSIMILE (212) 980-7055


                                                             _____________, 1997

Shaman Pharmaceuticals, Inc.
213 East Grand Avenue
South San Francisco, California  94080

The Buyers Listed on
Exhibit A Hereto


                          DIAZ & ALTSCHUL CAPITAL, LLC
                          SHAMAN PHARMACEUTICALS, INC.

Ladies and Gentlemen:

                  We have acted as special counsel to Diaz & Altschul Capital, LLC, a New York limited liability company (the "Placement Agent"), Delta Opportunity Fund, Ltd., a British Virgin Islands corporation, and Overbrook Fund I, LLC, a New York limited liability company, in connection with the offering of ____________________ aggregate principal amount of Senior Convertible Notes due
__________________, 2000 (the "Notes") to be issued by Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"). The Notes are being issued and sold pursuant to the several Note Purchase Agreements, dated as of June 30, 1997 (collectively, the "Note Purchase Agreements"), between the Company and the several buyers named therein (the "Buyers"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings specified in the Note Purchase Agreements.

                  The Company filed a Registration Statement (Registration No. 333- ) on Form S-3 (as amended to the date the same was ordered effective, the "Registration Statement") under the Securities Act of 1933, as amended (the "1933 Act"), with the Securities and Exchange Commission (the "SEC") on , 1997 relating to the resale of shares of Common Stock issuable upon

Shaman Pharmaceuticals, Inc.
The Buyers Listed on Exhibit A Hereto
__________, 1997
Page 2


conversion of the Notes (the "Conversion Shares") and in payment of interest on the Notes (the "Interest Shares" and, together with the Conversion Shares, the "Shares"). The Company has informed us that the Registration Statement was ordered effective by the SEC on ______________, 1997 and remains effective on the date hereof.

                  In connection with this opinion, we have examined and relied on originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, documents, agreements or other instruments of the Company, the Buyers and the Placement Agent, orders, rulings and certificates of public officials, officers and representatives of the Company, the Buyers, the Placement Agent and such other persons, have made investigations of law, and have discussed with officers and other representatives of the Company, the Buyers and the Placement Agent such questions of fact, as we have deemed proper and necessary as a basis for the opinions hereinafter expressed.

                  In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. As to certain factual matters, we have relied upon statements and representations of officers and other representatives of the Company, the Buyers, the Placement Agent and others.

                  Based upon the foregoing, we are of the opinion that:

                  1. Assuming the representations and warranties of the Buyers in Section 3 of the Note Purchase Agreements and in the Prospective Purchaser Questionnaires completed by the Buyers and previously delivered to the Company (the "Questionnaires") and the statements of the Placement Agent in the letter, dated , 1997, from the Placement Agent to us (the "Placement Agent Letter") are true and correct, the Notes may be issued to the Buyers pursuant to the Note Purchase Agreements without registration under the 1933 Act; and

                  2. Assuming the representations and warranties of the Buyers in Section 3 of the Note Purchase Agreements and in the Questionnaires and the statements of the Placement Agent in the Placement Agent Letter are true and correct, the Conversion Shares and the Interest Shares may be issued to the Buyers upon conversion of the Notes and in payment of interest on the Notes, as the case may be, in accordance with the Notes without registration under the 1933 Act.

Shaman Pharmaceuticals, Inc.
The Buyers Listed on Exhibit A Hereto
__________, 1997
Page 3


                  In rendering the opinion in paragraph 2 above, we have reviewed the provisions of the Note Purchase Agreements, including, without limitation, Section 5(a) thereof, which permit the Buyers to sell or otherwise transfer Shares in a transaction other than pursuant to the Registration Statement without registration under the 1933 Act. In connection with any such sale or other transfer, the Note Purchase Agreements require receipt by the Company of an opinion of counsel reasonably satisfactory in form, scope and substance to the Company to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from registration under the 1933 Act.

                  In rendering these opinions we have assumed, among other things, the following:

                  (a) that the Note Purchase Agreements constitute the legal, valid and binding obligations, enforceable in accordance with their terms, of the Company and the respective Buyers and that the Notes constitute the legal, valid and binding obligations, enforceable in accordance with their terms, of the Company;

                  (b) that the Conversion Shares will be issued by the Company to the Buyers upon conversion of the Notes in accordance with the terms of the Notes and that any Interest Shares to be issued by the Company to the Buyers in payment of interest on the Notes in accordance with the terms of the Notes; and

                  (c) that the Company has timely filed, or will timely file, one or more properly completed and duly executed Forms D relating to the offer and sale of the Notes and the Shares in accordance with Rule 506 of Regulation D under the 1933 Act.

                  We are members of the bar of the State of New York and we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States.

                  This opinion is strictly limited to the matters expressly stated herein and no other or more extensive opinion is intended, implied or to be inferred beyond the matters expressly stated herein. This opinion is furnished solely for your benefit in connection with the transactions referred to in the Note Purchase Agreements and, with respect to paragraph 2 above, Boston EquiServe, Servicing Agent for BankBoston, N.A., as transfer agent

Shaman Pharmaceuticals, Inc.
The Buyers Listed on Exhibit A Hereto
__________, 1997
Page 4


and registrar for the Common Stock, and may not be relied upon by any other person, firm or corporation for any other purpose, without our prior written consent.

                                        Very truly yours,



                                        -----------------------------------
                                        Brian W. Pusch

cc:  Boston EquiServe, Servicing
       Agent for BankBoston, N.A.

                                                                       Exhibit A


Delta Opportunity Fund, Ltd.
c/o International Fund Administration, Ltd.
Suite 464
48 Par La Ville Road
Hamilton HM11
Bermuda

Nelson Partners
c/o Leeds Management Services
129 Front Street
5th Floor
Hamilton HM12
Bermuda

Olympus Securities, Ltd.
c/o Leeds Management Services
129 Front Street
5th Floor
Hamilton HM12
Bermuda

Omicron Partners, LP
c/o MeesPierson Fund Services (Bahamas)
Charlotte House
P.O. Box N-9204
Charlotte Street
Nassau, Bahamas

OTA Limited Partnership
One Manhattanville Road
Purchase, New York  10577

Overbrook Fund I, LLC
c/o Overbrook Management Corp.
521 Fifth Avenue
Suite 1501
New York, New York  10075

                                                                      Annex VI
                                                                        to
                                                                   Note Purchase
                                                                     Agreement




                                 July ___, 1997


To the Parties Listed on Schedule A hereto

                  RE: SHAMAN PHARMACEUTICALS, INC.

Ladies and Gentlemen:

                  This opinion letter is furnished to you pursuant to Section 7(i) of the several Note Purchase Agreements dated as of June 30, 1997 (the "Note Agreements"), between Shaman Pharmaceuticals, Inc. as borrower (the "Company") and the noteholders to whom this opinion letter is addressed, as buyers (the "Buyers"). We have acted as counsel for the Company in connection with the issuance by the Company of $10,000,000 aggregate principal amount of Senior Convertible Notes due 2000 to the Buyers pursuant to the Note Agreements and $400,000 principal amount of such Notes to the Placement Agent (collectively, the "Notes"). Unless otherwise defined herein, terms used herein shall have the meanings assigned to them in the Note Agreements.

                  In connection with the opinions expressed herein we have made such examination of matters of law and fact as we considered appropriate or advisable for purposes hereof. We have also examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates, including certificates of public officials, and other instruments as we have deemed necessary or advisable for purposes of this opinion letter, including those relating to the authorization, execution and delivery of the Note Agreements. In addition, we have examined the following documents (the items referred to in subclauses (i) through (v) below herein referred to as the "Note Documents" and the items referred to in subclauses (vi) through (xii) below herein referred to as the "Company Documents"):

                  (i) executed copies of the Note Agreements;

                  (ii) the Senior Convertible Notes executed by the Company in favor of the Buyers and the Placement Agent;

To the Parties Listed on Schedule                                 July ___, 1997
A hereto                                                                  Page 2



                  (iii) an executed copy of the Pledge and Security Agreement (the "Security Agreement");

                  (iv)     an executed copy of the Transfer Agent Agreement;

                  (v) an executed copy of the MMC/GATX Loan Agreement and the MMC/GATX Amendment (the "MMC/GATX Agreements");

                  (vi) the Financing Statements, on Form UCC-1, dated July ___, 1997 (the "Financing Statements"), executed by the Company as debtor, naming the Buyers as secured party, to be filed in the office of the California Secretary of State;

                  (vii) the Certificate of Incorporation of the Company, including all amendments thereto, as in effect on the date hereof;

                  (viii) the Bylaws of the Company, including all amendments thereto, as in effect on the date hereof;

                  (ix) resolutions of the Board of Directors of the Company adopted at a duly called special meeting on June 30, 1997, authorizing the execution, delivery and performance of the Note Documents and the transactions contemplated thereby;

                  (x) the certificate, dated [DATE], of the Chief Executive Officer and Chief Financial Officer of the Company, delivered pursuant to Section 7(g) of the Note Agreements;

                  (xi) the certificate, dated [DATE], of the Secretary of the Company, delivered pursuant to Section 7(h) of the Note Agreements, certifying: (A) the Certificate of Incorporation and Bylaws of the Company as in effect on such date, (B) a true copy of the resolutions of the Board of Directors of the Company, adopted on June 30, 1997, authorizing, among other things, the execution, delivery and performance of the Note Documents and the transactions contemplated thereby, and (C) the incumbency, authority and true signatures of the officers of the Company authorized to sign the Note Documents and any other documents and certificates delivered in connection therewith;

To the Parties Listed on Schedule                                July ___, 1997
A hereto                                                                 Page 3



                  (xii) specimen certificates for the shares of Common Stock of the Company; and

                  (xiii) such other documents as we have deemed necessary or appropriate as a basis for the opinions hereinafter expressed.

                  We have also examined photostatic or facsimile copies of the agreements (the "Material Agreements") identified as such in the Company's filings with the Securities and Exchange Commission and any consents executed in connection with the Material Agreements. In addition, we have obtained from public officials and from officers and other representatives of the Company such other certificates and assurances as we consider necessary for purposes of this opinion. In our examination and review we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to the opinions hereinafter expressed which we did not independently establish or verify, we have relied without investigation upon the representations and warranties as to factual matters contained in and made by the Company pursuant to the Note Purchase Agreements and upon certificates and statements and of government officials and representatives of the Company.

                  We have also assumed: (A) that with respect to documents executed by parties other than the Company, (i) that each such other party had the power to enter into and perform all its obligations thereunder, (ii) the due authorization, execution and delivery of such documents by each such party and
(iii) that such documents constitute the legal, valid and binding obligations of each such party; (B) that the representations and warranties made in the Note Documents by the Buyers are true and correct; (C) that any wire transfers, drafts or checks tendered by the Buyers will be honored; and (D) if the Buyer is a corporation or other entity, that such Buyer has filed any required state franchise, income or similar tax returns and have paid any required state franchise, income or similar taxes.

                  Based upon and subject to the foregoing, and subject to the further assumptions, limitations, qualifications and exceptions set forth herein, we are of the opinion that:

To the Parties Listed on Schedule                                 July ___, 1997
A hereto                                                                  Page 4



                  1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with the corporate power and authority (i) to own, lease and operate its properties and to carry on its business as, to our knowledge, it is now being conducted, (ii) to execute, deliver and perform its obligations under the Note Documents and
(iii) to consummate the transactions contemplated by the Note Documents. The Company has no subsidiaries.

                  2. The Note Documents (i) have been duly and validly authorized and duly executed and delivered by the Company and (ii) constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

                  3. The Shares have been duly authorized and, when issued upon conversion of the Notes or in payment of interest on the Notes in accordance with the terms of the Notes, will be validly issued, fully paid and non-assessable.

                  4. The authorized capital stock of the Company consists of (i) 40,000,000 shares of Common Stock, of which [________] were outstanding as of [July __LATEST PRACTICABLE DATE], 1997, and (ii) 1,000,000 shares of preferred Stock, $.001 par value, of which 400,000 shares have been designated Series A Preferred Shares and were outstanding as of July [__][LATEST PRACTICABLE DATE], 1997. There are no preemptive or, to our knowledge, similar rights outstanding of any stockholder of the Company that would entitle such stockholder to acquire the Notes or the Shares. The Common Stock is listed for trading on the Nasdaq National Market ("Nasdaq") and (i) to our knowledge, no suspension of trading in the Common Stock is in effect, (ii) the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq and (iii) the Company has not been notified since January 1, 1995 by the National Association of Securities Dealers of any failure to meet the criteria for continued listing and trading on Nasdaq. The Shares have been duly listed for trading on Nasdaq. The authorized shares of Common Stock and outstanding securities to purchase Common Stock conform in all material respects to the descriptions thereof contained in the SEC Reports. To our knowledge, no holder of any of the Company's securities has any rights, "demand, "piggy-back" or otherwise, to have such securities registered with the SEC by reason of the intention to file, filing or effectiveness of the Registration Statement, except where such rights have expressly been waived.

                  5. Assuming that the representations and warranties of the Buyers in Section 3 of the Note Agreements and in the Prospective Purchaser Questionnaires

To the Parties Listed on Schedule                                 July ___, 1997
A hereto                                                                  Page 5



previously delivered to the Company (the "Questionnaires") are true and correct, the Company is not required to obtain the consents, approvals or authorizations of any governmental authority or agency under the Delaware General Corporation Law, the laws of the State of California or the laws of the United States, as presently in effect and interpreted, or of the stockholders of the Company in connection with the sale and issuance of the Notes or the issuance of the Shares, as each is contemplated by the Note Agreements, other than (i) such as may be required under any applicable state securities or "blue sky" laws, as to which we express no opinion, (ii) the exemption from the registration requirements of the 1933 Act, as to which an opinion is being rendered to the Buyers by the Law Offices of Brian W Pusch and as to which we therefore express no opinion, (iii) the Forms D to be filed by the Company with the SEC and (iv) the Financing Statements to be filed in the office of the California Secretary of State and other filings in connection with the security interests in the Collateral.

                  6. Except for those matters disclosed in the SEC Reports, we are not aware that there is any action, suit, proceeding, inquiry or investigation before or by any court, public board or governmental body pending, or threatened in writing, against the Company, wherein an unfavorable decision, ruling or finding could have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or the transactions contemplated by the Note Documents or which, if determined adversely to the Company, would be likely to have a material adverse effect on the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Note Documents.

                  7. The execution, delivery and performance by the Company of the Note Documents, and the offer, sale and issuance of the Notes and the Final Maturity Notes, the issuance of the Shares, and the fulfillment of and the compliance with the respective terms thereof by the Company, will not (i) violate or be in conflict with any provision of the Certificate of Incorporation or Bylaws of the Company, (ii) violate or be in conflict with any federal or California law, statute, rule or regulation which to our knowledge are applicable to the Company, or the Delaware General Corporation Law, as presently in effect and interpreted, (iii) constitute a material breach of, or result in a material default under, any term or provision of any Material Agreement or of the MMC/GATX Agreements.

                  8. Without having made a search of the title records with respect thereto, to our knowledge, the Company has good title to all property, real and personal (tangible and intangible), and other assets owned by it, including patents, trade secrets,

To the Parties Listed on Schedule                                 July ___, 1997
A hereto                                                                  Page 6



copyrights, trademarks and other intellectual property, free and clear of all security interests, charges, mortgages, liens or other encumbrances or adverse claims, except such as are described in the SEC Reports or such as do not materially interfere with the use of such property made , or proposed to be made, by the Company. To our knowledge, the leases, licenses or other contracts or instruments under which the Company leases, holds or is entitled to use any property, real or personal, are valid, subsisting and enforceable only with such exceptions as do not materially interfere with the use of such property made, or proposed to be made, by the Company. To our knowledge, the Company has not received notice of any violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties which would be material to the Company's assets or business.

                  9. To our knowledge, the Company has timely filed with the SEC all forms, reports and other documents required to be filed with the SEC under the 1934 Act since January 1, 1994. All such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act.

                  10. The Registration Statement and the Prospectus contained therein (other than the financial statements and schedules and other financial and statistical information contained or incorporated by reference therein, as to which we do not, and have not been requested to, express any opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations promulgated thereunder.

                  11. The SEC has informed us that the Registration Statement has become effective under the 1933 Act and, to our knowledge, no stop order proceedings with respect thereto have been instituted or threatened in writing by the SEC, and the Shares are available for resale under the 1933 Act.

                  12. The provisions of the Security Agreement create in favor of the Collateral Agent for the benefit of the Buyers, as secured parties, a security interest in the Collateral (as defined in the Security Agreement). To the extent that the Collateral is in book entry format, the Collateral Agent's security interest in the Collateral will be perfected (i) upon the establishment of the Collateral Account in accordance with Sections 3(a) and 6 of the Security Agreement, or (ii) to the extent that security interests are granted in Collateral with respect to which a security interest may be perfected by

To the Parties Listed on Schedule                                 July ___, 1997
A hereto                                                                  Page 7



filing in accordance with the California Uniform Commercial Code ("CUCC"), upon the proper filing of the Financing Statements with the California Secretary of State. To the extent the Collateral consists of "deposit accounts" as that term is defined in the CUCC, the Collateral Agent's security interest in the Collateral will be perfected when notice thereof is given to the Account Bank pursuant to Section 9302(g)(ii) of the CUCC.

                  Whenever a statement herein is qualified by the expressions "known to us," "to our knowledge," "we are not aware" or a similar phrase or expression with respect to our knowledge of matters of fact, it is intended to mean that our knowledge is based upon the records, documents, instruments and certificates described above and the current actual knowledge of the attorneys in this Firm who have devoted substantive attention to the transactions contemplated by the Note Documents or who are presently involved in substantive legal representation of the Company (but not including any constructive or imputed notice of any information) and that we have not otherwise undertaken any independent investigations for the purpose of rendering this opinion.

                  This opinion is limited to the laws of the State of California, the State of New York, the General Corporation Law of the State of Delaware and applicable federal laws of the United States, and we express no opinion herein with respect to the effect or applicability of the laws of other jurisdictions.

                  Our opinions in paragraph 5 above are limited to laws and regulations normally applicable to transactions of the type contemplated in the Note Documents and do not extend to licenses, permits and approvals necessary for the conduct of the Company's business. In addition and without limiting the previous sentence, we express no opinion herein with respect to the effect of any land use, environmental or similar law, any state or federal antitrust law, state or federal securities laws (to the extent such matters relating to the federal securities laws are covered by a separate opinion of the Law Offices of Brian W Pusch as described in paragraph 5 above), or any local law. Further, we express no opinion as to compliance or noncompliance by the Buyers with any federal, state or other law (i) requiring the Buyers to be licensed as a bank, finance company or other type of financial institution, (ii) pertaining to matters regulating the assets held by the Buyers on the basis of portfolio requirements or the Buyers' capitalization, such as loan limits and capital adequacy requirements, and (iii) otherwise applicable to the Buyers and relating to its legal or regulatory status or the nature of its business.

                  The opinions set forth above are subject to the following qualifications, assumptions, limitations and exceptions:

To the Parties Listed on Schedule                                 July ___, 1997
A hereto                                                                  Page 8



                  (a) The validity, binding nature and enforceability of the Company's obligations under the Note Documents may be subject to or limited by
(i) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer and other similar laws affecting the rights of creditors generally;
(ii) general principles of equity (whether relief is sought in a proceeding at law or in equity), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of any court of competent jurisdiction in awarding specific performance or injunctive relief and other equitable remedies; and (iii), without limiting the generality of the foregoing, the effect of California court decisions and statutes which indicate that provisions of the Note Documents which permit the Buyers or any other person or entity ("Person") to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis in good faith or that it be shown that such action is reasonably necessary for the protection of the Buyers or such other Person.

                  (b) We wish to advise you that the effectiveness of the Financing Statements will lapse five years from the date they are filed unless a continuation statement is filed within six months prior to the expiration of that five year period.

                  (c) To the extent provided by Division 9 of the CUCC, additional filings with respect to the Collateral may also be necessary to continue perfection of all or certain of the Collateral if the Company changes its name (or the Financing Statements otherwise become seriously misleading), if any item of Collateral located in California is removed from that State or if the Company changes the jurisdiction in which its chief executive office is located to a jurisdiction other than California.

                  (d) To the extent that any of the Collateral consists of or constitutes "proceeds" (as such term is defined in Section9306 of the CUCC), the security interest therein is limited and conditioned as set forth in such Section9306.

                  (e) The opinions expressed in paragraph 12 above are limited to the Collateral specifically described therein which is governed by relevant provisions as currently in effect of Divisions 8 and 9 of the CUCC. Further, except to the extent expressly stated in paragraph 12 of this opinion letter, the opinions given above as to the perfection of the security interests do not apply to Collateral subject to perfection procedures other than the filing of a financing statement in the office of the California Secretary of State. We also express no opinion as to the title of the Company to any Collateral or, except as expressly stated in this opinion letter, regarding the creation,

To the Parties Listed on Schedule                                 July ___, 1997
A hereto                                                                  Page 9



attachment, perfection or priority of any security interests in any Collateral. We have assumed for purposes of the opinions in paragraph 12 above that the Company has rights in the Collateral within the meaning of the CUCC, that all required consents of third parties to the grant of security interests in the Collateral have been obtained, that the Company is located in California for purposes of Section9-103(3)(b) of the CUCC, that the Buyers has given "value" within the meaning of the CUCC.

                  (f) Our opinions are subject to the effect of the limitations imposed by the CUCC relating to or affecting the rights and remedies available to secured creditors.

                  (g) We express no opinion as to:

                           (1) the enforceability of provisions of the Note
Documents pursuant to which the Company agrees to make payments without set-off, defense or counterclaim;

                           (2) provisions purporting to require the award or
payment of attorneys' fees, expenses or costs in any action where the Buyer is not the prevailing party, or the impact of California Civil Code ("CC") Section1717 et seq. on any such provisions;

                           (3) under certain circumstances, provisions to the
effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that the election of some particular remedy or remedies does not preclude recourse to one or another remedy or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

                           (4) provisions prohibiting waivers of any terms or
provisions of any of the Note Documents other than in writing, or prohibiting oral modifications thereof or modification by course of dealing to the extent such provisions are inconsistent with applicable law;

                           (5) the enforceability under certain circumstances of
provisions indemnifying a party against, or requiring contributions toward, that party's liability for its own wrongful or negligent acts or where such indemnification or contribution is contrary to public policy or prohibited by law;

To the Parties Listed on Schedule                                 July ___, 1997
A hereto                                                                 Page 10



                           (6) any provision providing for the exclusive
jurisdiction of a particular court or purporting to waive rights to trial by jury, service of process or objections to the laying of venue or to forum on the basis of forum non conveniens, in connection with any litigation arising out of or pertaining to the Loan Documents;

                           (7) provisions providing for an increase in the rate
of interest or imposing a late charge or penalty in the event of delinquency or default;

                           (8) provisions imposing a prepayment charge, fee or
penalty based upon a percentage or fraction of the amount prepaid or the amount outstanding under the Notes or the Final Maturity Notes except in the case of a voluntary prepayment by the Company;

                           (9) provisions purporting to designate the Buyers as
the Company's agent or attorney in fact;

                           (10) provisions purporting to waive any applicable
statutes of limitation;

                           (11) provisions authorizing the Buyers to set off and
apply any deposits at any time held, and any other indebtedness at any time owing, by the Buyers to or for the account of the Company;

                           (12) provisions of the Pledge Agreement purporting to
limit the standards imposed upon the Buyers for the care of Collateral in the Buyers' possession to the extent such provisions are inconsistent with applicable provisions of the CUCC;

                           (13) provisions of the Note Agreements or the Notes
and the Final Maturity Notes to the extent that they purport to exclude conflict of law principles under California law.

                           (14) the law of the State of California limiting the
rates of interest legally chargeable or collectible.

                           (15) The enforceability under certain circumstances
of provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights, or defenses to obligations or rights granted by law, when such waivers are against public policy or prohibited by law.

To the Parties Listed on Schedule                                 July ___, 1997
A hereto                                                                 Page 11



                  (h) We express no opinion as to the Company's compliance or noncompliance with applicable federal or state antifraud or antitrust statutes, laws, rules and regulations.

                  (i) We express no opinion concerning the past, present or future fair market value of any securities.

                  (j) We express no opinion as to the effect of Section 1670.5 of the California Civil Code or any other California law, federal law or equitable principle which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds to have been unconscionable at the time it was made or contrary to public policy.

                  (k) We express no opinion as to your compliance with any Federal or state law relating to your legal or regulatory status or the nature of any Buyers' business.

                  (l) Our opinions are subject to the effect of judicial decisions which may permit the introduction of extrinsic evidence to interpret the terms of written contracts.

                  In addition to rendering legal advice and assistance to the Company in the course of the preparation of the Registration Statement and the Prospectus, involving, among other things, discussions and inquiries concerning various legal matters and the review of certain corporate records, documents and proceedings (in addition to those described in paragraphs (i) through (xiii) above), we also participated in conferences with certain officers and other representatives of the Company, including its independent public accountants and with you and your counsel at which the contents of the Registration Statement, the Prospectus and related matters were discussed. We have not, however, except with respect to matters expressly covered above by this opinion, independently checked or verified the accuracy, completeness or fairness of the information contained in the Registration Statement and the Prospectus.

                  We may state, however, that based upon our participation as described in the preceding paragraph, (i) we believe that each of the Registration Statement and the Prospectus complied as to form when filed with the Commission in all material respects with the requirements of the Act and the Securities Exchange Act of 1934, as applicable, and the rules and regulations thereunder; (ii) we believe that the Registration Statement and the Prospectus as of the effective date of the Registration Statement, complied as to form in all

To the Parties Listed on Schedule                                 July ___, 1997
A hereto                                                                 Page 12



material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder; and (iii) we confirm that we have no reason to believe that either the Registration Statement or the Prospectus, as of such effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, on the date hereof, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  We are not called upon to express, and do not express, any view, opinion or belief as to the financial statements, schedules and other financial data contained in the Registration Statement or the Prospectus or with respect to the discussion of patent matters contained therein.

                  The opinions expressed herein are solely for your benefit in connection with the above transactions, and such opinions may not be relied on in any manner or for any purpose by any other Person, except the opinions expressed in paragraphs 3 and 11 may be relied upon by Boston Equiserve, Servicing Agent for Bank Boston, N.A., as Transfer Agent and Registrar for the Common Stock. In addition, this opinion is rendered as of the date hereof, and we do not undertake to advise you of matters which occur subsequent to the date hereof and which affect the opinions expressed herein.

                                        Very truly yours,



                                        BROBECK, PHLEGER & HARRISON LLP

                                                              ANNEX VII
                                                                  TO
                                                            NOTE PURCHASE
                                                              AGREEMENT

                        [Letterhead of Pennie & Edmonds]


                                        July __, 1997

To the Parties Listed
on Schedule A hereto

Dear Sirs:

        At the request of SHAMAN PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), to which Company we are and have acted as special patent counsel, and in accordance with Section 7(i) of the several Note Purchase Agreements, dated as of June 30, 1997 (the "Note Agreements"), between the Company and the several buyers of the Senior Subordinated Convertible Notes due 2000 of the Company issued pursuant thereto, we have reviewed and given careful consideration to the sections captioned "Risk Factors - Uncertainty Regarding Patents and Proprietary Rights" and "Business - Patents and Proprietary Technology", [list any other sections relating to patent and intellectual property matters] in the prospectus, including the preliminary prospectus and each amendment thereof and supplement thereto, constituting a part of the registration statement on Form S-3 (no. 333-____) filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). The registration statement in the form in which it became effective including any documents incorporated by reference therein and all information deemed to be incorporated by reference therein or a part thereof as of the effective time pursuant to paragraph (b) of Rule 430A of the rules and regulations of the Act is herein called the "Registration Statement" and the final prospectus dated ________, 1997 in the form filed with the Commission pursuant to its Rule 424(b) is herein called the "Prospectus".

        Because our responsibilities to the Company are limited to patent and other intellectual property matters, we have limited our review of the Prospectus to the sections captioned "Risk Factors - Uncertainty Regarding Patents and Proprietary Rights" and "Business - Patents and Proprietary Technology" [list any other sections relating to patent and intellectual property matters].

        Based on and subject to the foregoing and upon representations of the Company, it is our opinion that:

        (i) Such counsel does not have any reason to believe that the Registration Statement, as amended, and the Prospectus, including but not limited to "Risk Factors - Uncertainty Regarding Patents and Proprietary Rights" and "Business - Patents and Proprietary Technology" [list any other sections relating to patent and intellectual property matters] (collectively, the "Intellectual Property Portion") (a) contain any untrue statement of material fact with respect to (1) patents or patent rights owned or used by the Company or (2) the patent rights of any third person as such rights may affect the patent rights of the Company or (b) omits to state any material fact relating to (1) patents or patent rights owned or used by the Company or (2) the patent rights of any third person as such rights may affect the patent rights of the Company that is necessary to make the statements therein not misleading;

        (ii) Except as set forth in the Registration Statement and the Prospectus, to the knowledge of such counsel, there are no legal or governmental proceedings pending relating to

To the Parties Listed
  on Schedule A hereto
_____ __, 1997
Page 2


patent rights of the Company, except for ordinary proceedings initiated by the Company seeking statutory rights, registrations or certifications from governmental authorities, to which any patents or patent applications of the Company are subject and to the knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or others:

        (iii) Except as set forth in the Registration Statement and the Prospectus, to the knowledge of such counsel, the Company has not been notified that the Company is infringing or otherwise violating any patents or patent rights of others; and

        (iv) Except as set forth in the Registration Statement and the Prospectus, such counsel has no knowledge or information to lead it to believe that the Company does not own or possess sufficient patent and proprietary rights that are necessary to conduct the business of the Company as described in the Registration Statement and the Prospectus.

        This opinion is furnished to you pursuant to Section 7(i) of your Note Agreement. This letter is for your information only, is to be used only in connection with the transactions reflected in the Note Agreement, and is not to be quoted or referred to, in whole or in part, in the Registration Statement or in any literature used in connection with the sale of securities.

                                Very truly yours,

                                PENNIE & EDMONDS

                                                                  Annex VIII to
                                                                  Note Purchase
                                                                  Agreement




                                First Amendment
                                       To
                          Loan and Security Agreement


                              [See Exhibit 10.57A]